UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
Filed by a Party other than the Registrant ☐
Check the appropriate box
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Preliminary Proxy Statement

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Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No Fee Required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

March 31, 2025
Dear Fellow Shareholder:
On behalf of our Board of Directors, I cordially invite you to attend the Annual General Meeting of Shareholders (the “Annual Meeting”) of Altisource Portfolio Solutions S.A. (the “Company”), which will be held at our registered office located at 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg, on Tuesday, May 13, 2025, at 9:00 a.m. Central European Time. Immediately following, at approximately 9:30 a.m. Central European Time, we will hold an Extraordinary General Meeting of Shareholders before a Luxembourg civil law notary (the “Extraordinary Meeting” and, together with the Annual Meeting, the “Meetings”) at the same location.
Your vote is requested to approve the proposals outlined in the attached proxy statement, which include, among other things, matters related to the election of Directors, approval of auditors and financial statements, advisory approval of the compensation of our named executive officers, the consolidation of the Company’s shares, the decrease in share capital through a reduction in par value, establishing a minimum quorum requirement of 33 1∕3% for all meetings of shareholders, and other important business. Please refer to the accompanying notices and proxy statement for a detailed description of the proposals to be considered at the Meetings.
It is very important that you be present or represented at the Meetings, regardless of the number of shares you own or whether you are able to attend in person. If you are a shareholder of record (that is, you hold your shares in your name with our transfer agent), you may only authorize your proxy by mail. If you are a beneficial holder (i.e., you hold your shares through a bank or broker), please follow the voting instructions you receive from your bank or broker. Many banks and brokers allow beneficial holders to vote over the Internet, by telephone or by mail. Authorizing your proxy in advance will ensure that your vote is counted even if you are unable to attend the Meetings, without preventing you from voting in person.
Thank you for your continued support of Altisource Portfolio Solutions S.A.
Sincerely,

William B. Shepro
Chairman and Chief Executive Officer

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
33, Boulevard Prince Henri
L-1724 Luxembourg City
Grand Duchy of Luxembourg
R.C.S. Luxembourg B72391
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2025
NOTICE
Our Annual General Meeting of Shareholders (“Annual Meeting”) will be held:
Date:	Tuesday, May 13, 2025
Time:	9:00 a.m. Central European Time
Location:	Altisource Portfolio Solutions S.A. 33, Boulevard Prince Henri L-1724 Luxembourg City Grand Duchy of Luxembourg
PURPOSE
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To elect seven (7) Directors to serve until the next annual general meeting of shareholders or until their respective successors have been elected and qualified;

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To approve the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025 and until our 2026 annual general meeting of shareholders, and the appointment of Atwell S.à r.l. as our certified auditor (Réviseur d’Entreprises) for the same period;

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To approve our Luxembourg Annual Accounts for the year ended December 31, 2024 and consolidated financial statements prepared in accordance with International Financial Reporting Standards (the “Consolidated Accounts” and, together with the Luxembourg Annual Accounts, the “Luxembourg Statutory Accounts”) as of and for the year ended December 31, 2024;

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To receive and approve our Directors’ report for the Luxembourg Statutory Accounts for the year ended December 31, 2024 and to receive our supervisory auditor’s (Commissaire aux Comptes) report for the Luxembourg Annual Accounts for the same period;

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To allocate the results in the Luxembourg Annual Accounts for the year ended December 31, 2024;

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To discharge each of our Directors for the performance of their mandate for the year ended December 31, 2024 and our supervisory auditor (Commissaire aux Comptes) for the performance of her mandate for the same period;

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To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as defined below (“Say-on-Pay”); and

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To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

PROCEDURES
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Our Board has fixed March 17, 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

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Only shareholders as of the close of business on the record date will be eligible to vote at the Annual Meeting.

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In order to be admitted to the Annual Meeting, shareholders must present proof of ownership as of the record date and valid government-issued photo identification. Shareholders holding shares in “street name” through a bank or broker, must also obtain a “legal proxy” from the holder of record to vote at the Annual Meeting. Shareholders are encouraged to vote in advance of the Annual Meeting to ensure their vote is counted even if they are unable to attend in person. Instructions for voting in advance are included in the accompanying materials.

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The joint proxy statement for our Annual General Meeting and Extraordinary General Meeting of Shareholders (the “proxy statement”) and our annual report to shareholders on Form 10-K for the year ended December 31, 2024 will be available on our website under Investor Relations—Financial Information at https://ir.altisource.com/financial-information. In accordance with the rules of the U.S. Securities and Exchange Commission, you may also access our proxy statement and annual report at www.proxyvote.com, a website that does not identify or track visitors to the site, by entering the Control Number provided in the Notice and Access Card, proxy card or email notification, as applicable.

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Although Luxembourg law does not require a quorum for the conduct of business at the Annual Meeting, in accordance with the requirements of the Nasdaq Stock Market listing standards, we have established that the presence at our Annual Meeting of holders of at least 33 1∕3% of our issued and outstanding shares of common stock able to be voted, whether represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

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The Luxembourg Statutory Accounts, our Directors’ report for the Luxembourg Statutory Accounts, our certified auditor’s (Réviseur d’Entreprises) report for the Consolidated Accounts and our supervisory auditor’s (Commissaire aux Comptes) report for the Luxembourg Annual Accounts will be available for inspection at our registered office during business hours, by appointment, from May 3, 2025 until the conclusion of the Annual Meeting. Beginning May 3, 2025, .pdf copies will also be available to any shareholder who requests them by writing to our Corporate Secretary at CorporateSecretary@altisource.com.

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The following documents will be available at the Company’s registered office for inspection by shareholders and copies are available upon request:

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the present convening notice

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the draft resolutions of the Annual Meeting

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a copy of the Luxembourg Statutory Accounts and the Director’s Report

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the draft power of attorney

Any such request should be made to CorporateSecretary@altisource.com.
By authorization of our Board of Directors,
Gregory J. Ritts
Corporate Secretary
March 31, 2025
Luxembourg City, Grand Duchy of Luxembourg

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
33, Boulevard Prince Henri
L-1724 Luxembourg City
Grand Duchy of Luxembourg
R.C.S. Luxembourg B72391
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2025
NOTICE
Our Extraordinary General Meeting of Shareholders before a Luxembourg civil law notary (“Extraordinary Meeting”) will be held:
Date:	Tuesday, May 13, 2025
Time:	9:30 a.m. Central European Time
Location:	Altisource Portfolio Solutions S.A. 33, Boulevard Prince Henri L-1724 Luxembourg City Grand Duchy of Luxembourg
PURPOSE
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To approve an amendment to Article 5 of the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to consolidate eighty-eight million nine hundred fifty-one thousand nine hundred twenty-five (88,951,925) shares of the Company’s common stock without designation of nominal value into eleven million one hundred eighteen thousand nine hundred ninety (11,118,990) shares of the Company’s common stock without designation of nominal value, on the basis of a ratio of one (1) post-consolidation share of the Company’s common stock for every eight (8) outstanding pre-consolidation shares of the Company’s common stock (the “Share Consolidation”), and to authorize the Board of Directors of the Company to proceed with all formalities to effect the Share Consolidation;

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To approve an amendment to Article 5 of the Articles to decrease the share capital of the Company by an amount of seven hundred seventy-eight thousand three hundred twenty-nine dollars and thirty-five cents (USD 778,329.35) without cancellation of the outstanding Company’s common stock post-consolidation, by decreasing the par value of the existing shares of the Company’s common stock, in order to bring the share capital of the Company from its current amount of eight hundred eighty-nine thousand five hundred nineteen dollars and twenty-five cents (USD 889,519.25) to an amount of one hundred eleven thousand one hundred eighty-nine dollars and ninety cents (USD 111,189.90) represented by eleven million one hundred eighteen thousand nine hundred ninety (11,118,990) shares of the Company’s common stock without designation of nominal value, and by allocating such amount deriving from the share capital decrease to the share premium account of the Company;

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To approve amendments to Articles 20 and 23 of the Articles to establish a minimum quorum requirement of at least thirty-three and one-third percent (33 1∕3%) for all general meetings of shareholders per Nasdaq Stock Market Rule 5620(c);

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To approve minor administrative updates to the Articles to streamline internal governance processes; and

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To transact such other business as may properly come before the Extraordinary Meeting and any adjournment or postponement thereof.

PROCEDURES
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Our Board of Directors has fixed March 17, 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Extraordinary Meeting.

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Only shareholders as of the close of business on the record date will be eligible to vote at the Extraordinary Meeting.

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In order to be admitted to the Extraordinary Meeting, shareholders must present proof of ownership as of the record date and valid government-issued photo identification. Shareholders holding shares in “street name” through a bank or broker, must also obtain a “legal proxy” from the holder of record to vote at the Extraordinary Meeting. Shareholders are encouraged to vote in advance of the Extraordinary Meeting to ensure their vote is counted even if they are unable to attend in person. Instructions for voting in advance are included in the accompanying materials.

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The joint proxy statement for our Extraordinary General Meeting and Annual General Meeting of Shareholders (the “proxy statement”) will be available on our website under Investor Relations—Financial Information at https://ir.altisource.com/financial-information. In accordance with the rules of the U.S. Securities and Exchange Commission, you may also access our proxy statement at www.proxyvote.com, a website that does not identify or track visitors to the site, by entering the Control Number provided in the Notice and Access Card, proxy card or email notification, as applicable.

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The presence at the Extraordinary Meeting of holders of at least 50% of the issued and outstanding shares of common stock able to be voted, whether represented in person or by proxy, will constitute a quorum for the transaction of business at the Extraordinary Meeting. If the quorum of at least 50% is not met, in accordance with Luxembourg law, we will hold a second extraordinary meeting with at least 15 days prior notice, in lieu of an adjourned, postponed or rescheduled meeting. At the second extraordinary meeting, a quorum of at least 33 1∕3% of our issued and outstanding shares of common stock able to be voted shall apply.

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The following documents will be available at the Company’s registered office for inspection by shareholders and copies are available upon request:

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the present convening notice

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the draft resolutions of the Extraordinary Meeting, which reflect the proposed amendments to the Articles of Incorporation of the Company

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the draft power of attorney

Any such request should be made to CorporateSecretary@altisource.com.
By authorization of our Board of Directors,
Gregory J. Ritts
Corporate Secretary
March 31, 2025
Luxembourg City, Grand Duchy of Luxembourg

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
PROXY STATEMENT

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement relating to the Annual General Meeting of Shareholders (the “Annual Meeting”) of Altisource Portfolio Solutions S.A. (the “Company”) and the Extraordinary General Meeting of Shareholders of the Company before a Luxembourg civil law notary (the “Extraordinary Meeting” and, together with the Annual Meeting, the “Meetings”). This summary does not contain all information you should consider. Please read this entire proxy statement carefully before voting.
Meeting Information
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Date: Tuesday, May 13, 2025

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Annual Meeting Time: 9:00 a.m. Central European Time

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Extraordinary Meeting Time: 9:30 a.m. Central European Time

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Place: 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg

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Record Date: March 17, 2025

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Agendas: The Meetings will cover the proposals listed below, and any other business that may properly come before the meetings

Annual Meeting, Voting Matters and Recommendations of our Board of Directors
Annual General Meeting of Shareholders
Proposals	Recommendation

(1)
To elect seven (7) Directors to serve until the next annual general meeting of shareholders or until their respective successors have been elected and qualified (the “Director Election Proposal”)

✓ FOR each nominee

(2)
To approve the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025 and until our 2026 annual general meeting of shareholders, and the appointment of Atwell S.à r.l. as our certified auditor (Réviseur d’Entreprises) for the same period (the “Approval of Appointment of Independent Registered Accounting Firm and Certified Auditor Proposal”)

✓ FOR

(3)
To approve our Luxembourg Annual Accounts for the year ended December 31, 2024 and consolidated financial statements prepared in accordance with International Financial Reporting Standards (the “Consolidated Accounts” and, together with the Luxembourg Annual Accounts, the “Luxembourg Statutory Accounts”) as of and for the year ended December 31, 2024 (the “Luxembourg Statutory Accounts Proposal”)

✓ FOR

(4)
To receive and approve our Directors’ report for the Luxembourg Statutory Accounts for the year ended December 31, 2024 and to receive our supervisory auditor’s (Commissaire aux Comptes) report for the Luxembourg Annual Accounts for the same period (the “Receipt of Directors’ Report Proposal”)

✓ FOR
(5) To allocate the results in the Luxembourg Annual Accounts for the year ended December 31, 2024 (the “Luxembourg Annual Accounts Allocation Proposal”)	✓ FOR

(6)
To discharge each of our Directors for the performance of their mandate for the year ended December 31, 2024 and our supervisory auditor (Commissaire aux Comptes) for the performance of her mandate for the same period (the “Discharge Proposal”)

✓ FOR
(7) To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers (“Say-on-Pay”) as disclosed in this proxy statement (the “Say-on-Pay Proposal”)	✓ FOR

To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof

Proxy Summary
Extraordinary General Meeting of Shareholders
Proposals	Recommendation

(1)
To approve an amendment to Article 5 of the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to consolidate eighty-eight million nine hundred fifty-one thousand nine hundred twenty-five (88,951,925) shares of the Company’s common stock without designation of nominal value into eleven million one hundred eighteen thousand nine hundred ninety (11,118,990) shares of the Company’s common stock without designation of nominal value, on the basis of a ratio of one (1) post-consolidation share of the Company’s common stock for every eight (8) outstanding pre-consolidation shares of the Company’s common stock (the “Share Consolidation”), and to authorize the Board of Directors of the Company to proceed with all formalities to effect the Share Consolidation (the “Share Consolidation Proposal”)

✓ FOR

(2)
To approve an amendment to Article 5 of the Articles to decrease the share capital of the Company by an amount of seven hundred seventy-eight thousand three hundred twenty-nine dollars and thirty-five cents (USD 778,329.35) without cancellation of the outstanding Company’s common stock post-consolidation, by decreasing the par value of the existing shares of the Company’s common stock, in order to bring the share capital of the Company from its current amount of eight hundred eighty-nine thousand five hundred nineteen dollars and twenty-five cents (USD 889,519.25) to an amount of one hundred eleven thousand one hundred eighty-nine dollars and ninety cents (USD 111,189.90) represented by eleven million one hundred eighteen thousand nine hundred ninety (11,118,990) shares of the Company’s common stock without designation of nominal value, and by allocating such amount deriving from the share capital decrease to the share premium account of the Company (the “Share Capital Decrease Proposal”)

✓ FOR

(3)
To approve amendments to Articles 20 and 23 of the Articles to establish a minimum quorum requirement of at least thirty-three and one-third percent (33 1∕3%) of the issued and outstanding shares entitled to vote (the “Minimum Quorum”) for all general meetings of shareholders and any extraordinary meeting at which no quorum is required, in each case, per Nasdaq Stock Market Rule 5620(c) (the “Quorum Proposal”)

✓ FOR
(4) To approve minor administrative updates to the Articles to streamline internal governance processes (the “Amendments to the Articles of Incorporation Proposal”)	✓ FOR

To transact such other business as may properly come before the meeting and any adjournment or postponement thereof and at any second extraordinary meeting in lieu of an adjourned meeting.
Highlights
Altisource is an integrated service provider and marketplace for the real estate and mortgage industries. Combining operational excellence with a suite of innovative services and technologies, Altisource helps solve the demands of the ever-changing markets we serve. Traded on the Nasdaq Global Select Market under the symbol “ASPS,” Altisource is organized under the laws of the Grand Duchy of Luxembourg.
Please refer to our Annual Report on Form 10-K for the year ended December 31, 2024 (our “2024 Form 10-K”) for a more complete description of our 2024 performance.
On February 19, 2025, the Company executed and closed an exchange transaction with 100% of lenders under the Company’s senior secured term loans whereby the lenders exchanged the Company’s senior secured term loans with an outstanding balance of $232.8 million for a $160.0 million new first lien loan and the issuance of approximately 58.2 million common shares of Altisource (the “Transaction”); the new first lien loan is comprised of a $110 million term loan and a $50 million non-interest bearing exit fee. All mandatory and voluntary prepayments under the new first lien loan are allocated between the term loan and the exit fee on a pro rata basis.
In connection with the Transaction, Altisource expects to issue transferable warrants to holders as of February 14, 2025 of the Company’s (i) common stock, (ii) restricted share units and (iii) outstanding penny warrants, to purchase approximately 114.5 million shares of Altisource common stock for $1.20 per share; once issued, these warrants will provide Stakeholders with the ability to purchase approximately 3.25 shares of Altisource common stock for each share of or right to common stock held.
On February 19, 2025, Altisource also executed and closed on a $12.5 million super senior credit facility to fund transaction costs related to the Transaction and for general corporate purposes.

Proxy Summary
Corporate Culture and Community
Our vision, mission, and core values guide our conduct and that of our employees:
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Vision:   Drive innovation that powers the mortgage and real estate lifecycle.

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Mission:   To be the trusted provider of mortgage and real estate solutions that help our customers thrive.

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Core Values:   Act with integrity, energize people, empower innovation, exceed customer expectations, win as a team, and enrich communities.

Environment
We acknowledge climate change and our environmental impact through operations, travel, and IT disposal. Our Environmental Policy (http://www.altisource.com/environmental-policy) and Vendor Code of Conduct drive efforts to reduce our environmental impact. In 2024, remote work cut commuting emissions, and we reduced office space, paper, energy, and water use, achieving a 5% greenhouse gas emissions reduction from 2023. Our 2025 goal, set by the Board of Directors (“Board”) upon the Corporate Responsibility Management Committee’s recommendation, is a further 5% reduction.
Human Rights
We uphold human rights for employees and vendors per our Human Rights Statement (http://www.altisource.com/humanrights), prohibiting forced and child labor, ensuring safe workplaces, and supporting freedom of association and collective bargaining where applicable. Our Vendor Code of Conduct (http://www.altisource.com/vendorscodeofconduct) mandates vendors to respect human rights and bans involuntary labor, including slavery and human trafficking.
Workforce
As of December 31, 2024, our global workforce of 1,160 employees supports our Servicer and Real Estate, Origination, technology operations and corporate functions, with executive management based mainly in Luxembourg. In 2024, we retained 91% of high performers and provided 38 hours of training per employee. Our policies foster equal opportunity and non-discrimination.
Shareholder Engagement
In 2024, we engaged shareholders representing a majority of outstanding shares and analysts via quarterly earnings calls and meetings on strategy, performance, compensation, and capital structure. In late 2024 and early 2025, we secured voting support agreements from several shareholders for the Transaction.
Board Composition and Experience
Our Board and Nomination/Governance Committee are committed to ensuring that our Board is comprised of Directors who collectively provide a significant breadth of experience, the ability to effectively chart the strategic course of the Company, represent the interests of shareholders, and reflect our corporate values of integrity and ethical conduct. During 2024, when discussing the future of our Board, our Nomination/Governance Committee continued to consider the potential benefits of onboarding candidates with relevant experience that reflect the diversity of the society where we operate.
Our Board has nominated all our current Directors for reelection at the Annual Meeting.

Proxy Summary
Skills and expertise of our current Board:
Our Board believes that a mix of tenures among Directors helps to maintain and leverage institutional knowledge while providing diverse experiences and perspectives.
Tenure of our Current Board:

2009
2009
2022
2022
2017
William B. Shepro
Roland Müller-Ineichen
Joseph L. Morettini
Mary C. Hickok
John. G. Aldridge, Jr.

Corporate Governance Practices
✓
Annual election of Directors

✓
Majority of independent Directors

✓
Active shareholder engagement

✓
Shareholder meetings can be called by shareholders owning at least 10% of our share capital

✓
Share ownership requirements for non-management Directors and the Chief Executive Officer

✓
Annual self-evaluations of our Board of Directors and Committee

✓
Lead Independent Director role facilitates the oversight of management by our independent Directors

✓
Regular executive sessions of independent Directors

Proxy Summary
✓
Regular executive sessions of the Audit Committee with the Company’s internal auditor

✓
Regular executive sessions of the Audit Committee with the Company’s external auditor

✓
Board engagement in strategic objectives

✓
Evaluation of the Chief Executive Officer’s performance by the independent Directors

✓
Board engagement in long-term succession planning for executives

✓
Board oversees strategy, financial performance, and risk management and controls

✓
No shareholder rights plan (“poison pill”)

✓
Board involvement in corporate social responsibility and sustainability efforts

Executive Compensation Highlights
✓
Aligns executive compensation with the interests of our shareholders

✓
Annual opportunity for shareholders to provide feedback through an advisory Say-on-Pay vote on executive compensation

✓
Based on a pay-for-performance philosophy

✓
Maintains a clawback policy, updated in 2024 in accordance with the listing rules of the Nasdaq Stock Market LLC (“Nasdaq”)

✓
More than 50% of our Named Executive Officers’ target compensation is linked to individual and Company performance metrics

✓
A substantial portion of our Named Executive Officers’ target compensation is in the form of long-term equity awards

✓
A portion of the Named Executive Officers’ long-term equity awards granted prior to 2024 will vest based on Company performance against designated financial metrics multiplied by the total shareholder return over a designated period, as benchmarked against the Russell 2000®, which multiplier may increase or decrease the value of such award

✓
A management incentive plan was created in connection with the Transaction, granting the Named Executive Officers and certain senior management restricted share units. The restricted share units (“RSUs”) will vest in equal tranches on each of the first three anniversaries of the Transaction (subject to the conditions of the applicable RSU award agreements). This plan aims to foster executive retention, stability, and the execution of strategic plans, and to more fully align executive and shareholder interests. The Named Executive Officers and senior management participating in such management incentive plan will not be eligible to participate in the long-term incentive compensation plans commencing in 2025, 2026 and 2027

✓
Determination of the annual incentive compensation pool is based on the Company’s performance against established financial objectives

✓
Determination of annual incentive compensation is based on performance against a scorecard with defined goals

✓
Eligibility for payment of annual incentive compensation is tied to financial effectiveness, compliance performance and leadership effectiveness

✓
Includes components based on Company and stock performance over a multi-year period

Altisource Portfolio Solutions S.A.
Joint Proxy Statement
Annual General Meeting of Shareholders and Extraordinary General Meeting of Shareholders

General Information
We have made this proxy statement available to you on or about March 31, 2025 as a holder of common stock of Altisource Portfolio Solutions S.A. (“Altisource” or the “Company”) because our Board is soliciting your proxy to be used at our Annual Meeting and our Extraordinary Meeting, and any adjournment or postponement thereof. The Annual Meeting will be held on Tuesday, May 13, 2025, at 9:00 a.m. Central European Time for the purposes listed in the Notice of Annual General Meeting of Shareholders. The Extraordinary Meeting will be held on the same day at 9:30 a.m. Central European Time for the purposes listed in the Notice of Extraordinary General Meeting of Shareholders. Both meetings will be held at our registered office located at 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg.
Internet Availability of Proxy Materials
Consistent with historical practice, we are using the “Notice and Access” method of furnishing proxy materials to our beneficial shareholders via the Internet, instead of mailing printed copies of those materials to each shareholder. By doing so, we reduce the environmental impact of the meeting and save costs. On March 31, 2025, we expect to commence mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record at the close of business on March 17, 2025. The Notice contains instructions about how to access our proxy materials. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. Beneficial shareholders, other than those who previously chose to receive our proxy materials in paper format, will receive an email with links to the online proxy materials. If you previously requested to receive paper copies of the proxy materials by mail, you will receive the proxy materials by mail until you elect otherwise.
Shareholders of record will receive a paper copy of the proxy materials for the Annual Meeting and the Extraordinary Meeting by mail except to the extent they previously requested or authorized delivery of proxy materials electronically. The proxy card included with the proxy materials contains instructions on how to request electronic delivery of future proxy materials for the Annual Meeting.
Who May Vote
You are entitled to vote at the Annual Meeting and the Extraordinary Meeting, and any adjournment or postponement thereof, if you were a holder of our common stock at the close of business on March 17, 2025, the record date for the Meetings. At the close of business on March 17, 2025, there were 88,129,766 shares of common stock issued, of which 87,511,479 are outstanding and able to be voted, and there was no other class of equity securities outstanding. Each share of our common stock is entitled to one (1) vote at the Annual Meeting and one (1) vote at the Extraordinary Meeting on all matters properly presented for a vote at such meetings.
Voting Procedures
If you are a shareholder of record, which means you hold your shares through an account with our transfer agent, Equiniti Trust Company, LLC, you may vote by one of the following options:
For the Annual Meeting
•
Over the Internet, at www.proxyvote.com, by following the instructions on your proxy card or the instructions that you received by email; or

•
By completing, dating, signing and returning the proxy card by mail.

For the Extraordinary Meeting
•
By completing, dating, signing and returning the proxy card by mail.

Joint Proxy Statement
If you are a beneficial holder, meaning you hold your shares in “street name” through an account with a bank or broker, please follow the voting directions on the voting instruction form that your bank or broker provides to you.
Your ability to vote over the Internet depends on the voting procedures of your bank or broker.
If you vote over the Internet, your vote must be received by Altisource no later than 9:59 p.m. Central European Time (3:59 p.m. Eastern Time) on May 12, 2025, to allow sufficient time to tabulate the votes prior to the start of the meeting.
Shareholders may also vote in person at the meeting. All shareholders must present proof of share ownership as of the record date and valid government-issued photo identification to vote in person at the meeting. If a bank or broker holds your shares, you must also obtain and present a “legal proxy” from the holder of record to vote at the meeting. For specific instructions, please refer to the proxy card, Notice or email notification you receive.
Even if you plan to attend the meeting, we recommend that you vote your shares in advance of the meeting in one of the manners available to you so that your vote will be counted if later you are unable to attend in person.
How a Proxy Works
If you properly submit your proxy as instructed, and do not revoke it prior to its use, it will be voted in accordance with your instructions. Other than as discussed below with respect to “broker non-votes,” if no contrary instructions are given, each proxy received for the Annual Meeting will be voted “FOR” each of the nominees for Director named in this proxy statement and “FOR” each of the other proposals identified in the agenda for the Annual Meeting; each proxy received for the Extraordinary Meeting will be voted “FOR” the proposals identified in the agenda for the Extraordinary Meeting; and, with regard to any other business that properly comes before either meeting, each proxy will be voted in accordance with the discretion of the persons appointed as proxies.
If the shares you own are held by a bank or broker and you do not provide specific voting instructions to your bank or broker on a “non-routine” item as defined by the New York Stock Exchange, the bank or broker will be prohibited from voting your shares for proposals on non-routine items. This is commonly referred to as a “broker non-vote.” All of our proposals other than the Approval of Appointment of Independent Registered Accounting Firm and Certified Auditor Proposal and the Share Consolidation Proposal are expected to be “non-routine” item proposals; therefore, if you do not instruct your bank or broker how to vote your shares with respect to these proposals, your shares will not be counted.
How to Revoke a Proxy or, if You Are a Beneficial Owner, Change Your Vote
Your proxy may be used only at the relevant meetings and any adjournment or postponement thereof and may not be used for any other meeting. You have the power to revoke your proxy at any time before it is exercised by
•
providing written notice, received by our Corporate Secretary at the following address:

Gregory J. Ritts, Corporate Secretary
Altisource Portfolio Solutions S.A.
33, Boulevard Prince Henri
L-1724 Luxembourg City
Grand Duchy of Luxembourg;
•
submitting a properly executed proxy bearing a later date; or

•
appearing at the relevant meeting and giving the Corporate Secretary notice of your intention to vote in person.

If you are a beneficial holder, meaning you hold your shares in “street name” through an account with a bank or broker, your bank or broker can provide you with instructions on how to change your vote.

Joint Proxy Statement
Quorum and Voting Information
Although Luxembourg law does not require a quorum for the conduct of business at the Annual Meeting, in accordance with the requirements of the Nasdaq listing standards, the Company has established that the presence at the Annual Meeting of holders of at least thirty-three and one-third percent (33 1∕3%) of our issued and outstanding shares of common stock able to be voted, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” will be treated as present for purposes of a quorum.
For the transaction of business at the Extraordinary Meeting, the presence of holders of at least fifty percent (50%) of our issued and outstanding shares of common stock able to be voted will constitute a quorum in accordance with Luxembourg law. Under Luxembourg law, if a quorum is not reached at an extraordinary meeting for the purpose of resolving on the agenda thereof, the meeting may be adjourned or postponed to a later time, or a subsequent Extraordinary Meeting may be scheduled, at which no quorum will be required, provided that certain notice procedures are fulfilled. In accordance with the requirements of the Nasdaq listing standards, in the event of such adjournment or postponement or scheduling of the Extraordinary Meeting, the Company will require a quorum of thirty-three and one-third percent (33 1∕3%) of our issued and outstanding shares of common stock able to be voted for the transaction of business. Abstentions and “broker non-votes” will be treated as present for purposes of a quorum.
Assuming a quorum, each of the seven (7) nominees for Director will be elected at the Annual Meeting so long as the votes cast in favor of each nominee exceeds the votes cast against the nominee. You may vote for, against or abstain from voting for one (1) or more nominees for Director.
The following Annual Meeting proposals will be approved if the votes cast in favor of the action exceed the votes cast against the action:
•
the Approval of Appointment of Independent Registered Accounting Firm and Certified Auditor Proposal;

•
the Luxembourg Statutory Accounts Proposal;

•
the Receipt of Directors’ Report Proposal;

•
the Luxembourg Annual Accounts Allocation Proposal;

•
the Discharge Proposal;

•
the Say-on-Pay Proposal; and

•
any other matter properly submitted for your consideration at the Annual Meeting.

Because the advisory vote to approve the Say-on-Pay Proposal is non-binding and advisory in nature, there is no required number of votes that would constitute approval. While our Board intends to carefully consider the shareholder votes resulting from the Say-On-Pay Proposal, the final vote will not be binding on us and is advisory in nature.
Assuming a quorum, the following Extraordinary Meeting proposals will be approved if the votes cast in favor of the action meet or exceed two-thirds of the shares validly voted:
•
the Share Consolidation Proposal;

•
the Share Capital Decrease Proposal;

•
the Quorum Proposal; and

•
the Amendments to the Articles of Incorporation Proposal.

Any other matter properly submitted for your consideration will be approved with such vote as required by Luxembourg law. Abstentions and broker non-votes will not be counted in determining the number of votes cast in connection with the non-routine item proposals on the agendas of the Annual Meeting and Extraordinary Meeting.

Proposal One
PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING OF SHAREHOLDERS
Proposal One: the Director Election Proposal

Our Articles of Incorporation provide that our Board shall consist of no less than three (3) and no more than seven (7) members, with the exact number to be decided by our shareholders.
Five (5) of the nominees currently serve as our Directors. In connection with the Transaction, two lenders each received a separate one-time right to nominate one member for election to our Board (such nominees, collectively, the “Lender Nominees”). UBS Asset Management (Americas) LLC, which beneficially owns 22.56% of our common stock, proposed Wesley G. Iseley as its Lender Nominee. The other lender, which beneficially owns 3.5% of our common stock, proposed Matthew Winkler as its Lender Nominee. Mr. Winkler’s nomination was made by this lender in its capacity as a stockholder and not by his employer, which is also a lender of ours. The Lender Nominees were vetted and approved by our Nomination/Governance Committee. There are no arrangements or understandings between any nominee and any other person for selection as a nominee.
If any nominee is unable or unwilling to stand for election at the time of the Annual Meeting, the shares represented by a validly executed proxy will be voted for the election of such other person as our Board may recommend in place of such nominee, unless our Board chooses to reduce the number of Directors serving on our Board. At this time, our Board knows of no reason any of the nominees would not be able or willing to serve as Director if elected.
The following table sets forth certain information concerning our current Directors, each of whom is nominated for election at the Annual Meeting, and the Lender Nominees:
				Committee Memberships(1)
Name	Age(1)	Director Since	Independent	Executive Committee	Audit Committee	Compensation Committee	Compliance Committee	Nom/Gov Committee
Nominees Who Are Currently Directors
John. G. Aldridge, Jr.	56	2022	✓				✓(2)
Mary C. Hickok	31	2022	✓		✓	✓(2)
Joseph L. Morettini	72	2017	✓		✓			✓(2)
Roland Müller-Ineichen(3)	64	2009	✓	✓(2)	✓(2)	✓		✓
William B. Shepro	56	2009		✓			✓
Lender Nominees
Wesley G. Iseley	66	N/A	(4)	N/A	N/A	N/A	N/A	N/A
Matthew Winkler	44	N/A	(4)	N/A	N/A	N/A	N/A	N/A

(1)
As of March 17, 2025

(2)
Committee Chair

(3)
Lead Independent Director

(4)
It is expected that our Board will determine that each of these nominees qualifies as an “Independent Director” as such term is defined in Rule 5605(a) of the Nasdaq listing rules

We believe that the proposed composition of our Board of Directors will be well-balanced in terms of tenure between more experienced Directors and more recently appointed Directors.
The principal occupation for the last five (5) years, as well as additional biographical information for each nominee for Director are set forth below. The nominees for Director collectively bring a wealth of leadership experience and insight derived from relevant industry experience, education and training, service in executive and managerial roles, and board experience.
John. G. Aldridge, Jr.   Mr. Aldridge was appointed to our Board in May 2022. Mr. Aldridge is the founder and managing partner of Aldridge|Pite, LLP (“Aldridge Pite”), a multi-state law firm focusing on the representation of banks, financial institutions, mortgage servicing entities and institutional investors with respect to all facets of the commercial and residential real estate life cycle. Aldridge Pite counts among its client base the 30 largest servicing and financial institutions in the country as well as all governmental enterprises engaged in the mortgage

Proposal One
industry. Mr. Aldridge is also the Senior Partner at Aldridge|Pite|Haan, LLP, a multi-state collections law firm with a primary emphasis on consumer and commercial collections. Mr. Aldridge founded, owned, operated and sold numerous companies involved in the real estate industry, including title companies, trustee companies, service of process companies, technology (as a service) companies and technology and business process consulting companies. Mr. Aldridge currently sits on the Boards of Directors of Coastal States Bank and Atlantic Closing & Escrow, and the advisory boards of The Birdsey Group and Wrightwell. Mr. Aldridge has served on industry Boards of Directors as well, including the United States Foreclosure Network, and is a frequent speaker at mortgage banking and real estate conferences across the country. Mr. Aldridge holds a Bachelor of Science in Political Science from the University of North Carolina at Chapel Hill and a Juris Doctor from Emory University School of Law.
Mr. Aldridge’s mortgage industry knowledge and extensive relationships with senior management of mortgage origination and servicing companies, developed through professional engagements, strengthens Altisource’s client relationships, leading to new business opportunities. Mr. Aldridge’s expertise in the industry helps Altisource stay ahead of market trends and adapt its services to better serve its clients.
Mary C. Hickok.   Ms. Hickok was appointed to our Board in March 2022. Ms. Hickok serves as Managing Director at Deer Park Road Management Company, LP (“Deer Park”), an alternative investment management firm, where she is responsible for leading the Flywheel SFR Fund, a single-family rental strategy. Prior to joining Deer Park in July 2020, Ms. Hickok served as Associate, Fixed Income Sales and Trading at Morgan Stanley from July 2017 to July 2020. Ms. Hickok holds a Bachelor of Arts in Economics and Foreign Affairs from the University of Virginia, as well as the Chartered Financial Analyst designation.
Ms. Hickok’s expertise and experience in business advisory services and asset management, including real estate and mortgage-related investments, provide our Board with a valuable perspective on strategic decision-making and risk management. Deer Park’s position as a Company investor has provided Ms. Hickok with a thorough understanding of our business as well as unique insight into the interests of our long-term investors. Ms. Hickok is financially literate and qualifies as an “audit committee financial expert” within the meaning of SEC regulations.
Joseph L. Morettini.   Mr. Morettini was appointed to our Board in May 2017. Mr. Morettini served as a Partner at Deloitte & Touche LLP (“Deloitte”) from 1989 until his retirement in 2015, and in various positions at Deloitte from 1984 to 1989. During his tenure at Deloitte, his client responsibilities included companies in the financial services and mortgage servicing industries, in addition to various public companies from small market capitalization to large market capitalization. From August 2009 to February 2014, he served as the external audit partner assigned to Altisource. Mr. Morettini also served on the Board of Directors and as Audit Committee Chairman of TechBridge, an Atlanta, Georgia based nonprofit organization, from 2003 to 2005. Mr. Morettini holds a Bachelor of Arts in Liberal Arts and Sciences from the University of Illinois and a Master of Accountancy from Western Illinois University. Mr. Morettini is a Certified Public Accountant.
Mr. Morettini’s extensive experience with large financial institutions and public corporations in the financial services and mortgage servicing industries, as well as his thirty-plus years of experience with Deloitte, provide our Board with valuable insight from an accounting and auditing perspective. Mr. Morettini is financially literate and qualifies as an “audit committee financial expert” within the meaning of SEC regulations.
Roland Müller-Ineichen.   Mr. Müller-Ineichen was appointed to our Board in July 2009 and as Lead Independent Director in September 2020. He also serves on the Board of Directors of ONE Swiss Bank SA, with offices in Geneva, Zurich and Lugano, Switzerland, which offers advisory, asset management and wealth management services; of SWA Swiss Auditors AG, a private company based in Freienbach, Switzerland that provides auditing and consulting services for financial institutions in Switzerland; and of Habib Bank Zurich AG, a provider of corporate, personal, private, and correspondent banking products based in Zurich. Mr. Müller-Ineichen served as a Partner with KPMG Switzerland and KPMG Europe LLP where he was the lead partner on audits of national and international banks, security dealers and fund management companies. Mr. Müller-Ineichen began working in the Zurich office of KPMG in June 1995 as a Senior Manager in the audit department focused on the banking and financial services industries and served as a Partner from January 1999 until his retirement in December 2008. Prior to joining KPMG, Mr. Müller-Ineichen progressed through various audit and managerial roles with Switzerland-based financial institutions. Mr. Müller-Ineichen is a Swiss Certified Public Accountant. He

Proposal One
completed a commercial and banking business apprenticeship with UBS in 1980. Mr. Müller-Ineichen holds a Business Commerce degree.
Mr. Müller-Ineichen’s past employment experience provides our Board with accounting expertise, and his experience in the financial services industry provides our Board with valuable audit and accounting as well as strategic and financial insights. Furthermore, Mr. Müller-Ineichen is financially literate and qualifies as an “audit committee financial expert” within the meaning of SEC regulations. With over fourteen years of service on our Board, Mr. Müller-Ineichen has a thorough understanding of our business and industry.
William B. Shepro.   Mr. Shepro was appointed Chief Executive Officer and to our Board in July 2009. Mr. Shepro has served as Chairman of our Board since May 2019. Mr. Shepro previously served as the President and Chief Operating Officer of Ocwen Solutions, a business unit of Ocwen Financial Corporation (now Onity Group Inc.) (“Ocwen”). From 2003 to 2009, he served as President of Global Servicing Solutions, LLC, a joint venture between Ocwen and Merrill Lynch. Mr. Shepro also held the positions of Senior Vice President of Ocwen Recovery Group, and Senior Vice President, Director and Senior Manager of Commercial Servicing at Ocwen. He joined Ocwen in 1997. Mr. Shepro also serves on the Boards of Lenders One and Bungalow Living, Inc., and on the Board of Managers of Vested Communities Operating LLC. Mr. Shepro holds a Bachelor of Science in Business from Skidmore College and a Juris Doctor from the Florida State University College of Law.
Mr. Shepro’s day-to-day leadership and intimate knowledge of our industry, business, customers and operations provide our Board with Company-specific experience and expertise. Furthermore, Mr. Shepro’s legal background and operational experience in the financial technology and residential and commercial mortgage servicing and real estate industries provide our Board with valuable strategic, industry and operational insights and expertise.
Wesley G. Iseley.   Mr. Iseley currently serves as Senior Managing Director at Carrington Holding Company, a diversified real estate services firm specializing in single-family residential real estate transactions. He has served in this role since November 2018, overseeing the Vylla Companies and leading business development across all Carrington businesses. Prior to this role, he was Executive Vice President at Carrington Investment Services, where he managed investor relations and led business development for mortgage servicing rights (MSRs) and real estate investment vehicles. From 2008 to 2016, Mr. Iseley served as President of Carrington Mortgage Services, where he played a pivotal role in transforming the company into a leading mortgage servicing provider, expanding into both retail and wholesale lending channels. Earlier in his career, Mr. Iseley held senior leadership positions at Morgan Stanley, with a focus on mortgage servicing, third-party originations, and risk management. Mr. Iseley holds a Bachelor of Arts in Finance from the University of Kentucky.
With extensive experience in financial services, asset management, and real estate, Mr. Iseley’s expertise in business development, acquisitions, and strategic growth will be a valuable asset to our Board.
Matthew Winkler.   Mr. Winkler is a Managing Director at Benefit Street Partners, LLC (“BSP”), a leading credit-focused alternative asset management firm. He has been based in the New York office since joining the firm in July 2014. Prior to BSP, Mr. Winkler served as a Vice President at Goldman Sachs in the Special Assets Group. He has also held various analyst positions at Fridson Investment Advisors and Turnberry Capital Management, where he focused on special situations, distressed debt, and mergers and acquisitions. Mr. Winkler began his career in technology investment banking at SG Cowen. Mr. Winkler has served on the Board of Directors of Jakks Pacific since 2019, where he is the Chair of the Nominating and Governance Committee and a member of both the Audit and Compensation Committees. Additionally, he serves as a board observer for Tradesmen International. He holds a Bachelor of Arts in Public and Private Sector Organization from Brown University.
His extensive experience in investment analysis, financial transactions, and corporate governance, along with his leadership in guiding strategic investments across various industries, will provide valuable insight to our Board.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR TO SERVE UNTIL THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED

Board of Directors and Corporate Governance

Meetings of our Board of Directors
Our Board plays an active role in overseeing the Company’s business and representing the interests of the Company and its shareholders. Directors generally attend all meetings of our Board and Committees on which they serve. Directors are also consulted for advice and counsel between formal meetings.
Our Board met fourteen (14) times in 2024 and took no action pursuant to written consent.
In accordance with Luxembourg law and the Company’s Articles of Incorporation, our Board has appointed the Company’s Chief Executive Officer to serve as Managing Executive Officer (directeur général) of the Company to conduct the daily management of the Company. The Managing Executive Officer took no action pursuant to written consent in 2024.
During 2024, each of our Directors attended at least seventy-five percent (75%) of the meetings of our Board and Committees on which they served, in each case, during their period of service.
During 2024, our Chairman and Chief Executive Officer declared a conflict of interest and abstained from voting during our Board’s approvals of the following transactions: (i) the ratification of the Compensation Committee’s approvals as they related to his 2023 Service Year Recommended Incentive Award, and his 2024 Annual Incentive Plan and Scorecard; (ii) the amendment and approval of Proposal Eight in our 2024 Proxy Statement which proposed to seek approval from shareholders to increase the number of shares of common stock reserved for issuance under the Company’s 2009 Equity Incentive Plan (as Chief Executive Officer of the Company, he may have been perceived to have had a conflict of interest, and therefore, abstained from the vote); and (iii) our Board’s approval of the grant of RSUs to the Named Executive Officers pursuant to the terms of the Transaction (as previously disclosed).
During 2024, Ms. Hickok was excused from and did not attend any Board meetings related to the Transaction due to her affiliation with Deer Park Road Management Co., L.P., a party to the Transaction.
Generally, Directors attend the annual general meeting of shareholders, but we have no formal policy requiring such attendance. All Directors attended our 2024 annual general meeting.
Independence of Directors
Our Corporate Governance Guidelines provide that a majority of our Directors must qualify as independent Directors under the Nasdaq listing standards and applicable law.
Our Board annually reviews the direct and indirect relationships that the Company has with each Director. The purpose of this review is to determine whether any transactions or relationships are inconsistent with a determination that the Director is independent. Only those Directors who are determined by our Board to have no material relationship with Altisource are considered independent. This determination is based in part on the analysis of questionnaire responses that follow the independence standards and qualifications established by the Nasdaq and applicable law. Our Board also considers each Director’s beneficial ownership of our common stock in its independence analysis, as set forth under “Security Ownership of Certain Beneficial Owners and Management.” Our Board believes that stock ownership by Directors is positive in that it tends to further align a Director’s interests with those of our other shareholders. Please see “Minimum Stock Ownership Requirements” under the Board of Directors’ Compensation section for additional information.
Our Board has determined that all of our current Directors, other than Mr. Shepro, are independent under the Nasdaq listing standards. Our Board determined that Mr. Shepro is not independent because he also serves as Chief Executive Officer.
Executive Sessions of Independent Directors
Our independent Directors met in executive session of our Board without management four (4) times in 2024.

Board of Directors and Corporate Governance
Board Leadership Structure
Our Corporate Governance Guidelines provide that our Board may appoint a Lead Independent Director unless the Chairman of our Board is an independent Director. Mr. Shepro, our Chairman of our Board, is also our Chief Executive Officer, and, as a result, our Board believes that it is in the best interests of the Company and our shareholders to appoint a Lead Independent Director. Mr. Müller-Ineichen currently serves as Lead Independent Director. The Lead Independent Director, among other responsibilities, presides over periodic meetings at which only our independent Directors are present, serves as a liaison between the independent Directors and the Chairman and Chief Executive Officer, and performs such duties as our Board may otherwise determine from time to time.
Our Board appointed Mr. Shepro as Chairman of our Board in May 2019. Our Board believes that combining the positions of Chairman and Chief Executive Officer is appropriate due to Mr. Shepro’s critical role in our strategy, his experience with the Company and its customers across business cycles, and his longevity with the Company. Mr. Shepro is responsible for the design, in consultation with our Board, and execution of the Company’s strategic plan. Our Board believes that he is the appropriate person to serve as Chairman.
Committees of our Board of Directors
Our Board has established an Audit Committee, a Compensation Committee, a Compliance Committee, a Nomination/Governance Committee and an Executive Committee. Except as otherwise required by applicable laws or rules, the Committees’ responsibilities and procedures are designed to remain flexible, so that they may be in a position to best react or respond to changing circumstances or conditions. A brief description of each committee is provided below.
Audit Committee.   The Audit Committee of our Board: (i) oversees the Company’s relationship with our independent registered public accounting firm and certified auditor; (ii) provides assistance to our Board with respect to matters involving accounting, auditing, financial reporting and internal control functions; (iii) establishes procedures for the receipt, retention and treatment of concerns, complaints and allegations received by the Company relating to the financial reporting process and our system of accounting, internal accounting controls, auditing and federal securities law matters; (iv) reviews and approves transactions in which a “Related Person” (as defined by SEC Regulation S-K and in accordance with the Company’s Related Person Transactions Policy) has a material interest; (v) reviews the scope and results of the annual audit conducted by our independent registered public accounting firm, including any significant matters regarding internal controls over financial reporting; and (vi) reviews the Company’s internal audit plan, internal audit budget and risk management report on an annual basis. The Audit Committee is also empowered to retain, at the Company’s expense, such independent counsel or other advisors as it deems necessary in connection with its responsibilities.
The members of our Audit Committee during 2024 were Messrs. Müller-Ineichen and Morettini and Ms. Hickok, with Mr. Müller-Ineichen serving as the Committee Chair. Each member of our Audit Committee is independent as defined in regulations adopted by the SEC and the Nasdaq listing standards. Our Board has determined that all members of our Audit Committee are financially literate, possess accounting or related financial management experience that results in the individual’s financial sophistication within the meaning of the Nasdaq listing standards, and qualify as “audit committee financial experts” as that term is defined in SEC rules. Pursuant to the Company’s Corporate Governance Guidelines, no Director may serve as a member of the Audit Committee if he or she serves on the audit committees of more than two other public companies, unless our Board determines that such simultaneous service would not impair the Director’s ability to serve effectively on the Audit Committee.
Our Audit Committee operates under a written charter approved by our Board, a copy of which is available on our website at https://ir.altisource.com/corporate-governance and is available in print to any shareholder who requests it. The Audit Committee reviews its charter annually and presents any recommendations for amendments to our Board. The Audit Committee also evaluates its performance under its charter and reports to our Board on the results of its evaluation, including an assessment of the charter’s adequacy. The Audit Committee last reviewed its Charter in December 2024. The Audit Committee met ten (10) times in 2024. The Audit Committee met in executive session with the Company’s internal auditors four (4) times, with the Company’s external auditors four (4) times, and simultaneously with the internal and external auditors three (3) times.

Board of Directors and Corporate Governance
Compensation Committee.   The Compensation Committee of our Board oversees our compensation and employee benefit plans and practices. Our Compensation Committee also evaluates and makes recommendations to our Board for compensation and other human resources matters relating to our executive officers. The Compensation Committee reviews and subsequently approves all executive compensation programs, any severance or termination arrangements applicable to executive officers and any equity compensation plans that are not subject to shareholder approval. Our Compensation Committee also has the power to review our other compensation plans, including the goals and objectives thereof. The Compensation Committee is responsible for reviewing Director compensation and recommending changes, subject to the approval of our shareholders. Our Compensation Committee has the authority to administer awards under our 2009 Equity Incentive Plan.
The Compensation Committee may request that any of our Directors, executive officers, employees or others attend its meetings to provide advice, counsel or pertinent information as the Committee requests. Certain executives are involved in the design and implementation of our executive compensation program. Our Chief Executive Officer generally attends Compensation Committee meetings, except that he is not present during any voting or deliberations related to his own compensation. Our Chief Executive Officer actively participated in performance determinations and compensation discussions for other executive officers, including making recommendations to the Compensation Committee as to the amount and form of compensation. The Compensation Committee exercises its discretion in accepting, rejecting or modifying any such executive compensation recommendations. The Compensation Committee will generally delegate executive compensation matters (other than for Named Executive Officers) to the Chief Executive Officer for execution and, in limited circumstances, further development following approval by the Committee.
In addition, the Compensation Committee has delegated authority to the Chief Executive Officer to approve equity awards of up to 5,000 stock options per employee and/or up to 5,000 restricted shares (or similar equity instrument) per new hire and existing employees (other than Named Executive Officers), for an aggregate amount of up to 75,000 stock options and/or restricted shares (or similar equity instrument) per calendar year. Awards approved by the Chief Executive Officer pursuant to this delegation are reported to the Compensation Committee on a regular basis.
The Compensation Committee is also empowered to retain independent compensation consultants, counsel or other advisors as it deems necessary in connection with its responsibilities at the Company’s expense. In determining whether a compensation consultant, counsel or other advisor is independent, the Compensation Committee considers all factors set forth in SEC rules and the Nasdaq listing standards with respect to advisor independence, as well as any other factors the Compensation Committee deems relevant.
The members of the Compensation Committee during 2024 were Ms. Hickok and Mr. Müller-Ineichen, with Ms. Hickok serving as the Committee Chair.
Each member of the Compensation Committee is independent as defined by the Nasdaq listing standards, as revised in 2013. We believe that their collective achievements and knowledge provide us with extensive diversity in experience, culture and viewpoints.
Our Compensation Committee operates under a written charter approved by our Board, a copy of which is available on our website at https://ir.altisource.com/corporate-governance and is available in print to any shareholder who requests it. The Compensation Committee reviews its charter annually and presents any recommendations for amendments to our Board. The Compensation Committee also evaluates its performance under its charter and reports to our Board on the results of its evaluation, including an assessment of the charter’s adequacy. The Compensation Committee last reviewed its charter in December 2024. The Compensation Committee met eight (8) times in 2024.
Compliance Committee.   The Compliance Committee of our Board assists our Board with developing, monitoring and evaluating the Company’s compliance function, including its compliance management system, and the Company’s compliance with applicable laws, rules and regulations governing its businesses. The Compliance Committee performs such other duties as may be prescribed pursuant to its charter.
The members of the Compliance Committee during 2024 were Messrs. Aldridge and Shepro, with Mr. Aldridge serving as Chair.

Board of Directors and Corporate Governance
Our Compliance Committee operates under a written charter approved by our Board, a copy of which is available on our website at https://ir.altisource.com/corporate-governance and is available in print to any shareholder who requests it. The Compliance Committee reviews its charter annually and presents any recommendations for amendments to our Board. The Compliance Committee also evaluates its performance under its charter and reports to our Board on the results of its evaluation, including an assessment of the charter’s adequacy. The Compliance Committee most recently reviewed its charter in December 2024. The Compliance Committee met four (4) times in 2024.
Nomination/Governance Committee.   The Nomination/Governance Committee of our Board has provided our Board with a set of corporate governance guidelines, oversees the evaluation of our Board and recommends to our Board individuals qualified to serve as Directors and committee members. It also advises our Board with respect to its composition, procedures and committees. The Nomination/Governance Committee may retain, at the Company’s expense, such independent counsel or other advisors as it deems necessary.
The members of the Nomination/Governance Committee during 2024 were Messrs. Morettini and Müller-Ineichen, with Mr. Morettini serving as the Committee Chair. Each member of the Nomination/Governance Committee is independent as defined by the Nasdaq listing standards.
Our Nomination/Governance Committee operates under a written charter approved by our Board, a copy of which is available on our website at https://ir.altisource.com/corporate-governance and is available in print to any shareholder who requests it. The Nomination/Governance Committee reviews its charter annually and presents any recommendations for amendments to our Board. The Nomination/Governance Committee also evaluates its performance under its charter and reports to our Board on the results of its evaluation, including an assessment of the charter’s adequacy. The Nomination/Governance Committee last reviewed its charter in December 2024. The Nomination/Governance Committee met four (4) times in 2024.
The Nomination/Governance Committee regularly evaluates the appropriate size of our Board. When a vacancy is anticipated, the Nomination/Governance Committee selects several candidates for Director. Candidates may be recommended to the Nomination/Governance Committee by current members of our Board, professional search firms, shareholders or industry sources.
When recommending nominees to our Board, the Nomination/Governance Committee considers candidates based on merit, against objective criteria relating to the candidate’s knowledge, experience, skills and expertise, with due regard for the benefits of diversity on our Board. In considering diversity, the Nomination/Governance Committee considers differences that relate to gender, age, ethnicity, race, national origin, cultural background, disability, religion and other relevant personal distinctions. The Nomination/ Governance Committee assesses the effectiveness of the Company’s Board Diversity Policy as part of its annual review of the composition of our Board and considers the results of this assessment when evaluating Director nominees. Our Board Diversity Policy is available on our website at https://ir.altisource.com/corporate-governance.
In evaluating a particular candidate, the Nomination/Governance Committee will also consider factors other than the candidate’s qualifications and background, including: (i) the current composition of our Board and the interplay between the candidate’s experience and the backgrounds of the current members of our Board; (ii) whether the candidate meets the independence standards set forth under applicable laws, regulations and Nasdaq listing standards; (iii) the balance of management and independent Directors; (iv) the need for Audit Committee expertise; and (v) the evaluation of other prospective nominees.
As part of this evaluation, prospective nominees will be interviewed by one or more members of the Nomination/ Governance Committee, and others as appropriate. After completing the evaluation and interviews, the Nomination/Governance Committee recommends individuals for nomination to our full Board of Directors. After considering the Nomination/Governance Committee’s recommendation and report, our Board decides which candidates will be nominated and presented to the shareholders for election.
The Nomination/Governance Committee considers Director candidates recommended by shareholders. If you would like to recommend persons for consideration by our Nomination/Governance Committee as nominees for election to our Board, you can do so by writing to our Corporate Secretary at Altisource Portfolio Solutions S.A., 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg. If you recommend a qualified candidate for Director, our Nomination/Governance Committee will evaluate that candidate in the same way that

Board of Directors and Corporate Governance
it would evaluate any other candidate. You should provide each proposed nominee’s name, biographical information, qualifications and expertise. Your recommendation should also include a written statement from the proposed nominee consenting to be named as a nominee and, if nominated and elected, to serve as a Director. Any recommendation that a shareholder wishes to have included in our proxy materials for our 2026 annual general meeting of shareholders must be received at our registered office no later than December 1, 2025. Please see the “Shareholder Rights” and “Shareholder Proposals” sections for additional information regarding shareholder proposals.
Executive Committee.   Our Executive Committee acts on behalf of our Board between meetings and otherwise assists our Board in handling matters that, in the opinion of the Chairman of our Board, should not be postponed until the next scheduled meeting of our Board. The members of our Executive Committee during 2024 were Messrs. Müller-Ineichen and Shepro, with Mr. Müller-Ineichen serving as the Committee Chair.
Our Executive Committee operates under a written charter approved by our Board, a copy of which is available on our website at https://ir.altisource.com/corporate-governance and is available in print to any shareholder who requests it. The Executive Committee reviews its charter annually and presents any recommendations for amendments to our Board. The Executive Committee also evaluates its performance under its charter and reports to our Board on the results of its evaluation, provided that such performance evaluation shall not be necessary where minimal action was taken during the year. The Executive Committee last reviewed its charter in December 2024. The Executive Committee took one action by written consent in 2024.
Corporate Governance Guidelines
The Corporate Governance Guidelines adopted by our Board provide guidelines for effective corporate governance and to promote the effective functioning of our Board and its Committees. The Corporate Governance Guidelines cover topics such as Director qualification standards, Board and committee composition, Director responsibilities, minimum stock ownership requirements for our non-management Directors and our Chief Executive Officer, anti-hedging and anti-pledging policies, Director access to management and independent advisors, Director compensation, Director orientation and continuing education, management succession, and annual performance reviews of our Board.
Our Nomination/Governance Committee reviews our Corporate Governance Guidelines at least once a year and, if necessary, presents any recommendations for amendments to our Board. The Nomination/ Governance Committee last reviewed our Corporate Governance Guidelines in December 2024. Our Corporate Governance Guidelines are available on our website at https://ir.altisource.com/corporate-governance.
Shareholder Rights
We are committed to governance policies and practices that serve the interests of the Company and its shareholders in accordance with Luxembourg law. The following is a summary of our policies and practices that provide rights to our shareholders:
1.
Majority Voting:   Directors are elected by the majority of votes cast

2.
Annual Elections:   All Directors are elected annually. We do not have a staggered Board

3.
Shareholder Proposals:   Shareholders representing individually or jointly at least ten percent (10%) of the Company’s share capital may nominate candidates for election to our Board and make other proposals for inclusion in the proxy statement, subject to completing certain formalities. Please see the “Shareholder Proposals” section for additional information

4.
Shareholder Meetings:   A general meeting of shareholders may be called at any time by the holders of at least ten percent (10%) of our subscribed share capital

5.
No Shareholder Rights Plan:   We do not maintain a shareholder rights plan (sometimes called a “poison pill”)

Our Board and its Committees monitor developments in governance best practices to assure that our Board continues to meet its commitment to represent shareholder interests.

Board of Directors and Corporate Governance
Shareholder Engagement
Engagement with our shareholders helps us gain useful feedback on a wide variety of relevant topics, which may include corporate governance, compensation practices, Board diversity, capital structure, business performance, and the strategy of the Company. If such feedback is received, it is shared regularly with the Company’s management and our Board and may be considered in setting the governance practices and strategic direction for the Company. Shareholder feedback may also help us to better tailor the public information we provide to address the interests and inquiries of our shareholders and other interested parties.
Altisource from time to time interacts and communicates with shareholders in a number of forums, including quarterly earnings presentations, SEC filings, investor conferences and meetings, and press releases. In furtherance of the Company’s commitment to constructive communication and engagement with shareholders, the Company’s policy regarding communications by shareholders and other interested parties with our Board is designed to promote effective engagement with shareholders and clearly outline the parameters for such engagement.
Shareholders who wish to contact our Board or any individual Director regarding Altisource may do so by mail addressed to our Corporate Secretary at Altisource Portfolio Solutions S.A., 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg or by email to the Office of the Corporate Secretary at CorporateSecretary@altisource.com. Relevant communications received in writing are distributed to our Board or to individual Directors, as appropriate, depending on the facts and circumstances outlined in the communication received.
Code of Ethics
We have a Code of Business Conduct and Ethics that applies to our Directors, officers and other employees as required by the Nasdaq listing standards. We also have a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer and the members of the Chief Financial Officer’s financial leadership team. The Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers are available on our website at https://ir.altisource.com/corporate-governance. On an annual basis, our Board reviews and approves the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers. Our Board last reviewed the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers in December 2024. Any amendments to the Code of Business Conduct and Ethics or the Code of Ethics for Senior Financial Officers, as well as any waivers that are required to be disclosed under SEC rules or the Nasdaq listing standards, must be approved by our Board or the Audit Committee and will be posted on our website at https://ir.altisource.com/corporate-governance or otherwise disclosed in accordance with such rules.
Risk Management and Oversight Process
Our Board and its Committees play a key role in the oversight of the Company’s risk management.
Through regular reviews with management and internal and external auditors, our Board and Audit Committee monitor Altisource’s enterprise risks, including credit risk, liquidity risk, operational risk and legal and regulatory risk. In its periodic meetings with internal and external auditors, the Audit Committee discusses the scope and plan for the internal audit department and, in conjunction with management, considers whether accounting and financial controls are aligned with business risks. In its periodic meetings with the external auditors, the Audit Committee reviews the external audit scope, the external auditors’ responsibilities and independence under the Standards of the Public Company Accounting Oversight Board (“PCAOB”), accounting policies and practices and other required communications.
Our Audit Committee periodically performs, and reports to our Board on, an enterprise risk assessment with management to review the principal risks that could adversely affect our business, and to monitor the steps management is taking to map and mitigate these risks. This enterprise risk assessment generally reviews: (i) strategic risks; (ii) financial risks; (iii) sales and marketing risks; (iv) operational risks; (v) legal and compliance risks; (vi) technology risks including data privacy risks and cybersecurity risks; and (vii) other risks that could adversely affect our business.

Board of Directors and Corporate Governance
Our Board and Compliance Committee monitor the overall compliance function, including the compliance management system, and compliance with legal and regulatory requirements and related risks, through regular reviews with management. At least quarterly, our Compliance Committee reviews and discusses with management the Company’s compliance with legal and regulatory requirements and compliance programs.
In addition, working closely with management, our Nomination/Governance Committee assists our Board in monitoring the Company’s governance and succession risks, and our Compensation Committee assists our Board in monitoring the Company’s compensation policies and related risks.
The role of our Board in risk oversight is consistent with the Company’s leadership structure, with the Chief Executive Officer and other members of management having responsibility for assessing and managing the Company’s risk exposure, and our Board and its Committees providing oversight of the management of these risks.
Share Hedging, Margin Lending, Share Pledging
Our Corporate Governance Guidelines prohibit our executive officers from pledging or otherwise encumbering shares of the Company’s common stock as collateral for indebtedness and from entering into any transaction that is designed to hedge or offset any decrease in the market value of the Company’s common stock. We also maintain a Management Directive (Management Directive No. 5: Prevention of Insider Trading and Other Prohibitions) detailing our trading window period policy and our insider trading policy, which contains similar prohibitions.
Corporate Responsibility, Sustainability and Human Rights
Altisource’s Corporate Responsibility Management Committee oversees the policies, procedures and strategies regarding corporate responsibility, sustainability and environment. The Committee typically meets quarterly and includes our Chief Legal and Compliance Officer, Chief Financial Officer and other key operational executives. Our Board oversees the Corporate Responsibility Management Committee and receives regular updates on the effectiveness of our corporate responsibility initiatives.

Board of Directors’ Compensation

Compensation Arrangements for Non-Management Directors
Altisource’s Director compensation program is designed to attract and retain highly qualified non-management Directors. Our Compensation Committee believes that compensation for non-management Directors should consist of both equity and cash to compensate members for their service on our Board and its committees and to align their interests with our shareholders.
In line with our philosophy that the interests of our Directors should align with the interests of our shareholders, and to encourage active membership, each non-management Director will receive an RSU award (each, a “Director RSU Award” and collectively, the “Director RSU Awards”) which will vest at the end of the applicable service year if the Director attends at least 75% of all meetings of our Board and Committees on which that Director serves. We determine the number of RSUs to be granted by dividing the award value by the average of the high and low prices of our common stock as reported on the Nasdaq Global Select Market on the first day of the service year.
For the 2023 to 2024 service year, each non-management Director who attended at least seventy-five percent (75%) of all meetings of our Board and Committees on which they served received 28,037 shares of common stock, calculated by dividing an award value of $120,000 by the average of the high and low prices of the common stock as reported on the Nasdaq Global Select Market on May 17, 2023 (the first day of the 2023 to 2024 service year).
For the 2024 to 2025 service year, each non-management Director who, as of the end of the service year, has attended at least seventy-five percent (75%) of all meetings of our Board and Committees on which they served, will be entitled to receive 65,574 shares of common stock (as a result of the Director RSU Award vesting) as of the end of the service year, calculated by dividing an award value of $120,000 by the average of the high and low prices of the common stock as reported on the Nasdaq Global Select Market on May 31, 2024 (the first day of the 2024 to 2025 service year), which was $1.83.
In addition, in line with our philosophy that the interests of our Directors should be aligned with those of our shareholders, new non-management Directors are granted a one-time award of 500 restricted shares of common stock, which are scheduled to vest in four (4) equal installments, with the initial portion vesting on the date of the annual general meeting following the award and vesting continuing on the dates of the next three (3) annual general meetings.
As approved by our shareholders at our 2016 Annual General Meeting of shareholders, each non-management member of our Board also receives the following annual cash compensation, in quarterly installments:
•
a retainer of $54,000;

•
an additional $100,000 to the Chairman of our Board, if not a member of the Company’s management(1);

•
an additional $25,000 to the Audit Committee Chair;

•
an additional $17,500 to the Compliance Committee Chair;

•
an additional $15,000 to the Compensation Committee Chair;

•
an additional $12,500 to the Nomination/Governance Committee Chair;

•
an additional $10,000 to all Audit Committee members (other than the Audit Committee Chair);

•
an additional $10,000 to all Compliance Committee members (other than the Compliance Committee Chair), if not a member of the Company’s management(1);

•
an additional $7,500 to all Compensation Committee members (other than the Compensation Committee Chair); and

•
an additional $5,000 to all Nomination/Governance Committee members (other than the Nomination/ Governance Committee Chair).

(1)
As a management Director, our current Chairman of our Board does not receive an annual retainer or any other additional compensation for his service on our Board or any Board Committees.

Board of Directors’ Compensation
The Company also pays or reimburses Directors for reasonable travel, lodging, food, and other expenses incurred while attending Board, Committee or shareholder meetings, or other corporate functions.
Certain Directors are required to file Luxembourg tax returns in connection with their compensation as Altisource Directors. To comply with this requirement, as approved by our shareholders at the 2018 Annual General Meeting, the Company covers the cost of tax preparation services for any Luxembourg tax returns that non-resident Directors must file due to their membership on our Board.
Non-Management Director Compensation for 2024
The following table summarizes: (i) cash compensation earned in 2024 by each non-management member of our Board who served as a Director during 2024; (ii) stock awards made to our non-management Directors in 2024 for their service in the 2023 to 2024 service year; and (iii) any other compensation received from the Company in 2024. Mr. Shepro, as a member of the Company’s management, does not receive an annual retainer or any other additional compensation for his service on our Board.
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
John G. Aldridge, Jr.(3)	$71,500	$48,395	—	$119,895
Mary C. Hickok(4)	$79,000	$48,395	—	$127,395
Joseph L. Morettini	$76,500	$48,180	—	$124,680
Roland Müller-Ineichen(5)	$91,500	$48,180	—	$139,680

(1)
Cash compensation for our non-management Directors is established on a “service year” basis running from one annual general meeting of shareholders to the next annual general meeting of shareholders and is paid in equal installments at the end of each quarter during which the non-management Director served as a member of our Board. Director compensation may be prorated for a Director serving less than a full one (1) year term, as in the case of a Director joining our Board after an annual general meeting of shareholders but during the service year. This table shows the amounts earned for service in 2024, including amounts earned for service in the fourth quarter of 2024 and paid in the first quarter of 2025.

(2)
Non-management Directors who attended at least seventy-five percent (75%) of all meetings of our Board and Committees on which they served for the 2023 to 2024 service year were entitled to receive an award of Altisource common stock at the end of the service year. The number of shares of common stock was determined by dividing $120,000 by the average of the high and low prices of the common stock as reported on the Nasdaq Global Select Market on the first day of the service year. This table shows the aggregate award date fair value of such shares on the date awarded in May 2024.

(3)
On the date of his initial election to our Board, Mr. Aldridge received a one-time grant of 500 shares of common stock. This award was scheduled to vest in four (4) equal installments beginning on the date of the 2023 annual general meeting of shareholders and the final installment vesting on the date of the 2026 annual general meeting of shareholders, subject to Mr. Aldridge’s continued service on our Board. As of December 31, 2024, Mr. Aldridge held 250 unvested shares.

(4)
On the date of her initial election to our Board, Ms. Hickok received a one-time grant of 500 shares of common stock. This award was scheduled to vest in four (4) equal installments beginning on the date of the 2022 annual general meeting of shareholders and the final installment vesting on the date of the 2025 annual general meeting of shareholders, subject to Ms. Hickok’s continued service on our Board. All cash compensation related to Ms. Hickok’s service as a Director is paid to STS Master Fund, Ltd. Shares granted to Ms. Hickok for her service as a Director are transferred to the account of DPR CC LLC, a C-Corp wholly owned by Deer Park/STS Master Fund Ltd. As of December 31, 2024, DPR CC LLC held 125 unvested shares granted to Ms. Hickok.

(5)
Mr. Müller-Ineichen’s cash compensation was paid in euros using the following exchange rates that were in effect on the 15th day of the last month of the quarter for which the payment was made: for the first quarter 2024, an exchange rate of 0.9185 euros to the U.S. dollar; for the second quarter 2024, an exchange rate of 0.9339 euros to the U.S. dollar; for the third quarter 2024, an exchange rate of 0.9027 euros to the U.S. dollar and for the fourth quarter 2024, an exchange rate of 0.9521euros to the U.S. dollar. The cash amounts reported herein are the U.S. dollar amounts prior to conversion to euros.

Board of Directors’ Compensation
Minimum Stock Ownership Requirements
To further align our non-management Directors’ interests with those of our shareholders, our Board has adopted minimum stock ownership requirements for non-management Directors. Pursuant to these ownership requirements, each non-management Director is required to attain and maintain stock ownership at a level equal to three times his or her annual cash retainer. The minimum number of shares is determined as of the date of such person’s initial election as a non-management Director, or if elected prior to the policy’s adoption, the date when he or she first became subject to this policy. Each non-management Director has two years from the effective date of his or her initial election or from the date on which he or she first becomes subject to the policy, whichever is later, to comply with these requirements. The minimum stock ownership level will not change as a result of fluctuations in the market price of the Company’s common stock. Incremental increases in the level of required stock ownership will be determined as of the effective date of any increase in the annual cash retainer paid to non-management Directors. Each of our Directors currently meets the minimum stock ownership requirements. The minimum stock ownership requirements for our non-management Directors and our Chief Executive Officer are set forth in our Corporate Governance Guidelines, which are available on our website at https://ir.altisource.com/corporate-governance.
The following table sets forth certain information with respect to each person who served as one of our executive officers in 2024 but did not serve on our Board. Our Board determines our executive officers on an annual basis and our executive officers generally serve at the discretion of our Board. None of our Directors or executive officers is related to any other Director or executive officer of Altisource by blood, marriage or adoption. The below Named Executive Officers, together with William B. Shepro, are referred to in this document as our “Named Executive Officers.”
Name	Age(1)	Position
Michelle D. Esterman	52	Chief Financial Officer
Gregory J. Ritts	56	Chief Legal and Compliance Officer

(1)
As of March 17, 2025

The principal occupation for the last five (5) years, as well as certain other biographical information, for each of our current executive officers who is not a Director is set forth below.
Michelle D. Esterman.   Ms. Esterman has served as Chief Financial Officer of Altisource since August 2018. She also served as Chief Financial Officer of Altisource from March 2012 to October 2017 and as Executive Vice President, Finance of Altisource from October 2017 to August 2018. Before joining Altisource in March 2012, she served as Senior Manager, Audit & Enterprise Risk Services for Deloitte & Touche LLP (“Deloitte”) since 2003, including a two-year rotation with Deloitte Touche Tohmatsu, and in various roles for Deloitte from 1996 to 2003. Ms. Esterman began her career with Georgia Pacific Corporation in 1994 and is a Certified Public Accountant (Florida). She holds a Bachelor of Business Administration with a concentration in Accounting and a Master of Accountancy with a concentration in Tax from the University of North Florida.
Gregory J. Ritts.   Mr. Ritts has served as Chief Legal and Compliance Officer of Altisource since February 2018 and has served as General Counsel since joining Altisource in October 2014. Before joining Altisource, he served as Senior Vice President, Deputy General Counsel of Publicis Groupe, an advertising and communications group, beginning in June 2010. Mr. Ritts also served as Global Vice President of Business Affairs and Corporate Development at Razorfish LLC, and held various senior legal positions with aQuantive, Inc. and Microsoft Corporation. Mr. Ritts began his career with the law firms of Nixon Peabody and Perkins Coie as an associate attorney. He holds a Bachelor of Arts from Miami University and a Juris Doctor from the University of Michigan Law School.

Board of Directors’ Compensation
Beneficial Ownership of Common Stock
The following table sets forth certain information regarding the beneficial ownership of our common stock by:
a.
all persons known by Altisource to beneficially own five percent (5%) or more of the outstanding common stock;

b.
each Director and Named Executive Officer of Altisource; and

c.
all Directors and current executive officers of Altisource as a group.

The table is based upon information provided by Directors, executive officers, principal shareholders, filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and information in the Company’s possession as of the closing of the Transaction on February 19, 2025, as more fully described in the Company’s Form 8-K report dated February 19, 2025 (filed on February 25, 2025) or provided by the administrative agent of the Company’s senior secured term loans. Ownership percentages are based on an aggregate of 87,511,479 shares of common stock outstanding as of the record date, March 17, 2025, unless otherwise indicated in the footnotes below.
Unless otherwise noted, the address for contacting our Directors and Named Executive Officers listed below is: Altisource Portfolio Solutions S.A., 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg.

Board of Directors’ Compensation
Shares Beneficially Owned(1)
Name of Beneficial Owner:	Amount	Percent
UBS Asset Management (Americas) LLC(2)	19,739,088	22.56
Deer Park Road Management Company, LP(3)	11,818,638	13.51
Benefit Street Partners, LLC(4)	8,675,184	9.91
William C. Erbey(5)	6,000,709	6.86
Concise Capital Management, LP(6)	5,158,667	5.89
PhenixFIN Corporation(7)	4,377,440	5.00
Directors and Named Executive Officers:
William B. Shepro(8)	1,301,658	1.49
Michelle D. Esterman(9)	304,943	*
Gregory J. Ritts(10)	126,600	*
Roland Müller-Ineichen	109,331	*
Joseph L. Morettini	86,098	*
John G. Aldridge, Jr.(11)	88,517	*
Mary C. Hickok(12)	0	*
All Directors and Executive Officers as a Group (7 persons)	2,017,147	2.30

*
Less than one percent (1%)

(1)
For purposes of this table, an individual is considered the beneficial owner of shares of common stock if he or she directly or indirectly has, or shares, voting or investment power, as defined in the rules promulgated under the Exchange Act, or has the right to acquire beneficial ownership within 60 days of March 17, 2025, the record date. Therefore, the table includes RSUs that vest within 60 days of the record date, as well as options to purchase shares of our common stock that are currently exercisable or will become exercisable within 60 days of the record date, even if the share exercise price exceeds the share value of the options. The table does not include restricted shares that do not vest within 60 days of the record date, under which the holder has no voting rights until vested. Unless otherwise indicated, an individual has sole voting and investment power with respect to the indicated shares. In accordance with Company policy, no shares have been pledged as security for indebtedness by our Named Executive Officers or Directors.

(2)
Based upon information contained in a Schedule 13D filed with the SEC on February 26, 2025.

(3)
Based on information contained in a Schedule 13D filed with the SEC on March 5, 2025, by Deer Park Road Management Company, LP, with shared voting power with Deer Park Road Corp., Deer Park Road Management GP, LLC, AgateCreek LLC, Michael Craig-Scheckman and Scott Edward Burg (collectively, the “Reporting Managers”). The Reporting Managers’ holdings consist of 15,092,491 shares and 125 restricted shares granted to Mary Hickok (which are scheduled to vest within 60 days of March 17, 2025) for her service on our Board, adjusted to account for a transfer of shares on March 17, 2025, as reported by the Company's transfer agent. Shares granted to Ms. Hickok for her service on our Board are transferred to the account of DPR CC LLC, a C-Corp wholly owned by Deer Park/STS Master Fund, Ltd., over which the Deer Park Reporting Managers share voting and dispositive power. Deer Park serves as investment adviser to STS Master Fund, Ltd., an exempt company organized under the laws of the Cayman Islands. The business address of the Deer Park Reporting Managers is 1195 Bangtail Way, Steamboat Springs, Colorado 80487.

(4)
Based on information in the Company’s possession as of the closing of the Transaction on February 19, 2025 and information provided by the Company’s transfer agent.

(5)
Based on information contained in a Schedule 13D/A filed with the SEC on May 21, 2021, Mr. Erbey’s holdings consist of (i) 548,220 shares of common stock held by Mr. Erbey and (ii) 5,452,489 shares of common stock held by Salt Pond Holdings, LLC, a United States Virgin Islands limited liability company (“Salt Pond”), of which the Christiansted Trust, a United States Virgin Islands trust (the “C-Trust”) and Erbey Holding Corporation, Inc., a Delaware corporation (“Erbey Holding”) are members. Erbey Holding is wholly owned by the Carisma Trust, a Nevada trust, the trustee of which is Venia, LLC, a Nevada limited liability company (“Venia”). The members of Venia are John Erbey (Mr. Erbey’s brother) and Andrew Burnett, although Mr. Erbey is given sole investment and voting control over any securities owned by Venia or the Carisma Trust. Mr. Erbey, John Erbey and Salt Pond are co-trustees of the C-Trust. Mr. Erbey, Erbey Holding,

Board of Directors’ Compensation
the C-Trust, the Carisma Trust and Venia each may be deemed to beneficially own the 5,452,489 shares of common stock held by Salt Pond. Mr. Erbey’s business address is P.O. Box 25437, Christiansted, United States Virgin Islands 00824.
(6)
Based on information contained in a Schedule 13G filed with the SEC on February 27, 2025, with shared voting power with Glenn Koach and Thomas P. Krasner.

(7)
Based on information contained in a Schedule 13G filed with the SEC on March 5, 2025.

(8)
Includes options to purchase 252,400 shares exercisable on or within 60 days of March 17, 2025, 1,006,282 shares held by the William B. Shepro Revocable Trust (as to which Mr. and Mrs. Shepro share voting and dispositive power) and 42,976 restricted shares scheduled to vest within 60 days of March 17, 2025.

(9)
Includes options to purchase 30,716 shares exercisable on or within 60 days of March 17, 2025, 264,262 shares held jointly by Ms. Esterman and her spouse, Gregory F. Esterman and 9,965 restricted shares scheduled to vest within 60 days of March 17, 2025.

(10)
Includes options to purchase 27,642 shares exercisable on or within 60 days of March 17, 2025, 89,921 shares held directly by Mr. Ritts and 9,037 restricted shares scheduled to vest within 60 days of March 17, 2025.

(11)
Consists of 88,392 shares of common stock held directly by Mr. Aldridge and 125 restricted shares scheduled to vest within 60 days of March 17, 2025.

(12)
Shares received by Ms. Hickok for her services as Director are transferred to the account of DPR CC LLC, a C-Corp wholly owned by Deer Park/STS Master Fund, Ltd.

Equity Compensation Plan Information
The following table sets forth information as of the end of the most recently completed fiscal year with respect to compensation plans under which our equity securities are authorized for issuance.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	680,242	$21.75	4,022,262
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, Directors and persons who own more than ten percent (10%) of our common stock to file reports of ownership and changes in ownership with the SEC. Executive officers, Directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon the Company’s review of Section 16(a) reports, the Company believes that all Section 16(a) filing requirements applicable to such reporting persons were complied with in 2024, except for one Section 16 report that was filed late, as the result of an administrative oversight: Mary C. Hickok filed one late report, which covered one transaction.

Executive Compensation

Summary Compensation Table
This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table Below.
Our Named Executive Officers for the year ended December 31, 2024 were as follows:
1)
William B. Shepro, Chief Executive Officer

2)
Michelle D. Esterman, Chief Financial Officer

3)
Gregory J. Ritts, Chief Legal and Compliance Officer

The following table discloses compensation of our Named Executive Officers for fiscal years 2023 and 2024.
Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
William B. Shepro Chief Executive Officer	2023	$927,412(5)	$1,185,575	—	$288,662	$2,401,648
	2024	$950,357(6)	$664,010	—	$259,771(7)	$1,874,138
Michelle D. Esterman Chief Financial Officer	2023	$433,149(8)	$277,451	—	—	$710,600
	2024	$430,502(9)	$256,384	—	—	$686,886
Gregory J. Ritts Chief Legal and Compliance Officer	2023	$505,317	$256,348	—	$111,046	$872,711
	2024	$464,964(10)	$225,631	—	$35,261(11)	$725,857

(1)
Represents amounts earned in the corresponding year. From November 1, 2023 until February 1, 2025, Mr. Shepro and Ms. Esterman each provided the Company with the option to pay up to 30% of their salaries with a quarterly grant of unrestricted Altisource common stock in lieu of cash (the “Adjustment”). The Adjustment was determined by dividing the amount of the forgone salary by the lower of (i) the average closing stock price for the covered period and (ii) the closing stock price on the day immediately preceding the date of the grant.

(2)
Represents the grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 of the RSUs granted during each year presented. The value was determined by using the grant date fair value per award multiplied by the shares or RSUs granted, as per the grant date.

(3)
Consists of the cash portion of annual incentive compensation related to performance in the year indicated and awarded in the first quarter of the following year.

(4)
Consists of payments made to each Named Executive Officer or on their behalf pursuant to their respective employment agreements and relocation/expatriate plans, as detailed in the applicable footnotes.

(5)
Mr. Shepro’s salary is set in U.S. dollars and paid in euros. His salary was converted to euros using an exchange rate of 0.83 euros to the U.S. dollar. The base salary reported on the table above is the U.S. dollar salary prior to conversion to euros. During 2023, $47,518 of Mr. Shepro’s salary was subject to Adjustment, with the number of shares of common stock granted in lieu of cash determined as follows: Mr. Shepro received 13,348 shares of common stock in lieu of $47,518 for the fourth quarter of 2023. The Adjustment was determined by dividing the amount of the forgone cash compensation by $3.56, the closing share price the day immediately preceding the grant date, December 29, 2023 in this case.

(6)
Mr. Shepro’s salary is set in U.S. dollars and paid in euros. His salary was converted to euros using an exchange rate of 0.83 euros to the U.S. dollar. The base salary reported on the table above is the U.S. dollar salary prior to conversion to euros. During 2024, $285,108 of Mr. Shepro’s salary was subject to Adjustment, with the number of shares of common stock granted in lieu of cash determined on a quarterly basis as follows: Mr. Shepro received 36,741 shares of common stock in lieu of $71,277 for the first quarter of 2024. The Adjustment was determined by dividing the amount of the forgone cash compensation

Executive Compensation
by $1.94, the closing share price the day immediately preceding the grant date, March 28, 2024 in this case. Mr. Shepro received 50,195 shares of common stock in lieu of $71,277 for the second quarter of 2024. The Adjustment was determined by dividing the amount of the forgone cash compensation by $1.42, the closing share price the day immediately preceding the grant date, June 27, 2024 in this case. Mr. Shepro received 59,897 shares of common stock in lieu of $71,277 for the third quarter of 2024. The Adjustment was determined by dividing the amount of the forgone cash compensation by $1.19, the closing share price the day immediately preceding the grant date, September 27, 2024 in this case. Mr. Shepro received 99,968 shares of common stock in lieu of $71,277 for the fourth quarter of 2024. The Adjustment was determined by dividing the amount of the forgone cash compensation by $0.713, the closing share price the day immediately preceding the grant date, December 30, 2024 in this case.
(7)
Includes an education allowance, a goods and services allowance, a travel allowance, medical benefits and $104,882 tax gross-up payments on perquisites. Mr. Shepro’s other compensation includes benefits paid in euros and, for purposes of the table, is converted into U.S. dollars based on the Bloomberg one-year average exchange rate ending on December 31, 2024 of 0.9244 euros to the U.S. dollar.

(8)
During 2023, $21,525 of Ms. Esterman’s salary was subject to Adjustment, with the number of shares of common stock granted in lieu of cash determined as follows: Ms. Esterman received 6,046 shares of common stock in lieu of $21,525 for the fourth quarter of 2023. The Adjustment was determined by dividing the amount of the forgone cash compensation by $3.56, the closing share price the day immediately preceding the grant date, December 29, 2023 in this case.

(9)
During 2024, $129,152 of Ms. Esterman’s salary was subject to Adjustment, with the number of shares of common stock granted in lieu of cash determined on a quarterly basis as follows: Ms. Esterman received 16,643 shares of common stock in lieu of $32,288 for the first quarter of 2024. The Adjustment was determined by dividing the amount of the forgone cash compensation by $1.94, the closing share price the day immediately preceding the grant date, March 28, 2024 in this case. Ms. Esterman received 22,738 shares of common stock in lieu of $32,288 for the second quarter of 2024. The Adjustment was determined by dividing the amount of the forgone cash compensation by $1.42, the closing share price the day immediately preceding the grant date, June 27, 2024 in this case. Ms. Esterman received 27,133 shares of common stock in lieu of $32,288 for the third quarter of 2024. The Adjustment was determined by dividing the amount of the forgone cash compensation by $1.19, the closing share price the day immediately preceding the grant date, September 27, 2024 in this case. Ms. Esterman received 45,285 shares of common stock in lieu of $32,288 for the fourth quarter of 2024. The Adjustment was determined by dividing the amount of the forgone cash compensation by $0.713, the closing share price the day immediately preceding the grant date, December 30, 2024 in this case.

(10)
Mr. Ritts’ base salary is set and paid in euros. His base salary was converted to U.S. dollars, for purposes of the table, based on Bloomberg one-year average exchange rate ending on December 31, 2024 of 0.9244 euros to the U.S. dollar.

(11)
Includes housing allowance and a travel allowance paid in euros and, for purposes of the table, is converted into U.S. dollars based on Bloomberg one-year average exchange rate ending on December 31, 2024 of 0.9244 euros to the U.S. dollar.

Narrative Disclosure to Summary Compensation Table
For the year ended December 31, 2024, the compensation program for our Named Executive Officers consisted of base salary, annual incentive compensation, equity awards, other benefits, as well as relocation and foreign living allowances for certain of our Luxembourg-based Named Executive Officers.
Base Salary
The Compensation Committee sets the base salary for our Chief Executive Officer and approves the base salaries for all other Named Executive Officers.
Base salaries are reviewed periodically, and adjustments may be made based on market information, internal review of the Named Executive Officer’s compensation in relation to other executives, individual performance and corporate performance. Salary levels are also considered upon relocation, promotion or change in job responsibility. In addition, base salaries of our Luxembourg-based Named Executive Officers may be subject to inflationary adjustments from time to time as required by applicable Luxembourg law.

Executive Compensation
The base salary for our Chief Executive Officer is set in U.S. dollars and paid in euros. Base salaries for our other Named Executive Officers are paid in their local currencies, i.e., in euros for our Chief Legal and Compliance Officer and in U.S. dollars for our Chief Financial Officer.
Annual Incentive Compensation
The Compensation Committee sets the target incentive compensation for our Chief Executive Officer and approves the target incentive compensation for all other Named Executive Officers. The annual incentives for our Named Executive Officers (and other employees eligible for an annual incentive) are subject to adjustment based on a variable bonus pool (the “Bonus Pool”). The Bonus Pool may be increased or decreased based on the percentage achievement of (i) the consolidated service revenue budget target (the “Service Revenue Target”) multiplied by the line of business margin target determined by the Compensation Committee (the “Target Margin”) and 6.25%, and (ii) the consolidated adjusted EBITDA budget target (the “Adjusted EBITDA Target”) multiplied by 18.75%.
The actual service revenue achieved for the year is compared to the Service Revenue Target and the dollar amount difference from the target is multiplied by (a) the Target Margin and then (b) 6.25% to determine the increase or decrease the Bonus Pool. For example, if the Service Revenue Target is exceeded by $1,000 and the Target Margin is 20%, the Bonus Pool will be increased by (($1000 x 20%) x 6.25%) = $125.
The actual adjusted EBITDA achieved for the year is compared to the Adjusted EBITDA Target and the dollar difference from such target is multiplied by 18.75% to determine the increase or decrease in the portion of the Bonus Pool tied to the Adjusted EBITDA Target. For example, if the Adjusted EBITDA Target is exceeded by $2,000, the Bonus Pool is increased by ($2,000 x 18.75%) = $375.
Target incentive compensation is reviewed periodically, and adjustments may be made based on market information, internal review of the Named Executive Officer’s compensation in relation to other executives and performance. In addition, the Chief Executive Officer’s target incentive compensation historically has been adjusted commensurate with inflationary salary indexation under Luxembourg law. The incentives are typically paid in a mix of cash and equity as approved by the Compensation Committee.
For the year ended December 31, 2024, the target Bonus Pool was $5.734 million. The portion of the target Bonus Pool associated with the Named Executive Officers was $1,971,530. Our Named Executive Officers had the following target annual incentive compensation amounts, subject to adjustment based on changes to the Bonus Pool as described above: Mr. Shepro—$1,425,530; Ms. Esterman—$300,000; and Mr. Ritts—$246,000.
The table below includes the performance metrics for the annual incentive compensation and the percentage weight of each metric for the year ended December 31, 2024 for each of the Named Executive Officers:
Name	Consolidated Service Revenue Budget	Consolidated Adjusted EBITDA Budget	Support Function Budget
William B. Shepro	5%	95%
Michelle D. Esterman	5%	85%	10%
Gregory J. Ritts	5%	85%	10%
For the Consolidated Service Target and the Adjusted EBITDA Target, individual achievement levels are based on a range of 25%–175% when 75%–125% of the given target is achieved (with a linear application) (e.g., if 75% of the Service Revenue Target is achieved, the Named Executive Officer earns 25% of the 5% target annual incentive compensation allocated to the Service Revenue Target). If achievement level is less than 75%, no annual incentive compensation is earned. If the achievement level is greater than 125%, no amount above 175% of the individual achievement level can be earned.
The level of achievement for support function budget target can range from 25% to 175% of target when 75%–125% of the given target is achieved (with a linear application), with scorecard achievement greater than 100% subject to the discretion of the CEO.

Executive Compensation
Named Executive Officer Scorecard Achievement
Name	Consolidated Service Revenue Achievement	Adjusted EBITDA Achievement	Support Function Budget Achievement
William B. Shepro	84%	87%
Michelle D. Esterman	84%	87%	125%
Gregory J. Ritts	84%	87%	110%
The table below summarizes the levels of achievement, as determined by the Compensation Committee, for our Named Executive Officers on their scorecards set forth in the table above:
Name	Target Annual Incentive Compensation	% Achievement on Scorecard	Earned Based on Scorecard
William B. Shepro	$1,425,530	60.4%	$861,475
Michelle D. Esterman	$300,000	70.6%	$211,663
Gregory J. Ritts	$246,000	67.2%	$165,210
The Compensation Committee determined that the 2024 annual incentive compensation earned by our Named Executive Officers would be paid entirely in RSUs, rather than a mix of cash and equity. Historically, the cash portion was paid immediately. Under the new structure:
•
60% of the RSUs, which would have corresponded to the cash portion of the award, will now vest on the first anniversary of the grant date, rather than being paid immediately

•
The remaining 40% vest equally on the first and second anniversaries of the grant date

•
Vesting is subject to continued employment

The Compensation Committee exercised its discretion to pay the annual incentive compensation in RSUs and set the number of RSUs available for distribution in the Bonus Pool at 1.827 million, representing approximately 2.1% of the Company’s outstanding shares as of February 25, 2025. The resulting value of the Bonus Pool was $1.297 million as of the February 25, 2025 grant date, based on a per share price of $0.71, the average of the high and low trading prices of the Company’s common stock on the grant date. The final Bonus Pool of $1.297 million divided by $3.666 million, representing the achievement levels of all employees participating in the annual incentive plan is 35.38%. As a result, each Named Executive Officer received 35.38% of their scorecard achievement.
Awards for our Named Executive Officers were determined based on (i)  performance on the scorecard metrics, (ii) available Bonus Pool and (iii) certain discretionary reallocations.
Under the Compensation Committee’s approved level of achievement, Mr. Shepro earned 429,303 RSUs, Ms. Esterman would have received 105,479 RSUs and Mr. Ritts would have received 82,330 RSUs. However, at Mr. Shepro’s request, the Compensation Committee approved a voluntary reallocation of 329,303 of his earned RSUs (representing 76.7% of his total earned RSUs) to other Altisource employees, without increasing the total number of RSUs granted.
As part of Mr. Shepro’s voluntary RSU reduction and reallocation, Ms. Esterman and Mr. Ritts each received an additional 75,000 RSUs, in recognition of their extraordinary contributions to the successful execution of the Transaction.
The table below summarizes the equity award actually received by each Named Executive Officer as an annual incentive, as of the February 25, 2025 grant date. These awards are based on a per share price of $0.71, the average of the high and low trading prices on that date:
Name	# RSUs Granted	Effective Value	Percentage Earnings (of Target)
William B. Shepro	100,000	$71,000	5.0%
Michelle D. Esterman	180,479	$128,140	42.7%
Gregory J. Ritts	157,330	$111,704	45.4%

Executive Compensation
2024 Long-Term Incentive Plan Awards
In February 2024, the Compensation Committee approved the 2024 Long-Term Incentive Plan (“LTIP”) equity awards for our Named Executive Officers. The awards are comprised equally of time-based RSUs and performance and market-based RSUs.
The time-based RSUs vest in three equal annual increments on each of the first three anniversaries of the grant date, subject to employment status and other conditions as set forth in the applicable award agreements.
The earned performance and market-based RSUs will cliff vest entirely on the third anniversary of the grant date, subject to continued employment and other conditions as set forth in the applicable award agreements. The determination of the amount of the award that vests will be based on a two-step process. In the first step, the number of RSUs that vest will be based on the Company’s achievement of pre-established goals tied to the Company’s 2024, 2025 and 2026 adjusted earnings per share (a non-GAAP measure). Based on the Company’s level of performance versus the adjusted earnings per share goals, the RSUs will have the opportunity to vest between zero percent (0%) and up to one hundred fifty percent (150%) of the initial target levels (the “Initial Award Size”). In the second step, the Initial Award Size may be further modified based on Altisource’s Total Shareholder Return (“TSR”) versus the return of the Russell 2000 Index during the applicable performance period (2024-2026), resulting in final vested RSUs ranging from zero percent (0%) to two hundred twenty-five percent (225%) of the Initial Award Size.
As illustrated in the graphic below, adjusted EPS (earnings per share) and relative TSR results will determine the portion of the performance and market-based RSUs earned.
The 2024 LTIP equity awards are designed to incentivize the achievement of adjusted earnings per share goals and stock-price appreciation compared to the Russell 2000, over a multi-year period. This approach supports a long-term focus, further aligns executive compensation with shareholder interests and market practice, and aids in the retention of our executives.
The 2024 LTIP equity awards were approved for our Named Executive Officers, as follows:
Name	Time-Based RSUs	Performance and Market-Based RSUs	Total Award
William B. Shepro	78,146	78,146	156,292
Michelle D. Esterman	19,072	19,072	38,144
Gregory J. Ritts	19,072	19,072	38,144
Outstanding Equity Awards at Fiscal Year-End
The table below contains outstanding equity awards at the end of 2024; details regarding the vesting terms of each award are described in the notes to the table below.

Executive Compensation
	Option Awards					Stock Awards(5)
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2)	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested(3)	Market Value of Shares or Units That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)	Equity Incentive Plan Awards: Market Value or Payout of Unearned Shares, Units or Other Rights That Have Not Vested
William B. Shepro	52,400	—	—	$18.79	4/15/2025	—	—	—	—
	200,000	—	—	$24.82	2/12/2028	—	—	—	—
	—	—	—	—	—	—	—	40,000(6)	$26,296
	—	—	—	—	—	—	—	40,974(13)	$26,936
	—	—	—	—	—	13,659(12)	$8,979	—	—
	—	—	—	—	—	25,904(14)	$17,029	—	—
	—	—	—	—	—	—	—	51,218(16)	$33,671
	—	—	—	—	—	34,145(15)	$22,447	—	—
	—	—	—	—	—	104,858(17)	$68,934	—	—
	—	—	—	—	—	—	—	78,146(19)	$51,373
	—	—	—	—	—	78,146(18)	$51,373	—	—
Michelle D. Esterman	—	—	6,250(7)	$21.89	2/10/2025	—	—	—	—
	12,500	—	—	$21.89	2/10/2025	—	—	—	—
	6,250	—	—	$21.89	2/10/2025	—	—	—	—
	13,400	—	—	$18.79	4/15/2025	—	—	—	—
	17,316	—	—	$24.82	2/12/2028	—	—	—	—
	—	—	—	—	—	—	—	19,000(6)	$12,491
	—	—	—	—	—	—	—	10,000(13)	$6,574
	—	—	—	—	—	3,334(12)	$2,192	—	—
	—	—	—	—	—	5,799(14)	$3,812	—	—
	—	—	—	—	—	—	—	12,500(16)	$8,218
	—	—	—	—	—	8,333(15)	$5,478	—	—
	—	—	—	—	—	57,139(17)	$37,563	—	—
	—	—	—	—	—	—	—	19,072(19)	$12,538
	—	—	—	—	—	19,072(18)	$12,538	—	—
Gregory J. Ritts	7,800	—	—	$18.79	4/15/2025	—	—	—	—
	—	—	1,667(8)	$32.64	8/29/2026	—	—	—	—
	—	—	3,333(9)	$32.64	8/29/2026	—	—	—	—
	5,000	—	—	$32.64	8/29/2026	—	—	—	—
	—	—	1,667(10)	$27.65	7/27/2027	—	—	—	—
	—	—	3,333(11)	$27.65	7/27/2027	—	—	—	—
	14,842	—	—	$24.82	2/12/2028	—	—	—	—
	—	—	—	—	—	—	—	19,000(6)	$12,491
	—	—	—	—	—	—	—	10,000(13)	$6,574
	—	—	—	—	—	3,334(12)	$2,192	—	—
	—	—	—	—	—	4,871(14)	$3,202	—	—
	—	—	—	—	—	—	—	12,500(16)	$8,218
	—	—	—	—	—	8,333(15)	$5,478	—	—
	—	—	—	—	—	46,854(17)	$30,802	—	—
	—	—	—	—	—	—	—	19,072(19)	$12,538
	—	—	—	—	—	19,072(18)	$12,538	—	—
(1)
Represents options for which performance hurdles have been achieved but remain subject to additional service-based criteria.

Executive Compensation
(2)
Represents options for which performance hurdles have not been achieved.

(3)
Represents restricted shares and RSUs that remain subject to additional service-based vesting criteria.

(4)
Represents restricted shares and RSUs for which performance hurdles have not been achieved.

(5)
All award values set forth herein have been calculated using the closing common share price of $0.66 for Altisource as of December 31, 2024.

(6)
Represents the performance-based portion of RSUs granted on October 1, 2020. The performance-based portion of the RSUs were scheduled to expire on October 1, 2030 if the performance metrics had not been achieved, but the performance-based portion of RSUs was canceled with the agreement of the participants as of January 29, 2025.

(7)
Represents performance-based options awarded on February 10, 2015. The performance metrics were not achieved and the options expired on February 10, 2025.

(8)
Represents performance-based options awarded on August 29, 2016. One-third of the options vest upon Altisource achieving a stock price of $97.92 and an annual rate of return of twenty-five percent (25%) over the exercise price with the balance vesting in equal one-third increments on each subsequent anniversary thereof. These options will expire on August 29, 2026 if the performance metrics have not been achieved.

(9)
Represents performance-based options awarded on August 29, 2016. One-third of the options vest upon Altisource achieving a stock price of $65.28 and an annual rate of return of twenty percent (20%) over the exercise price with the balance vesting in equal one-third increments on each subsequent anniversary thereof. These awards will expire on August 29, 2026 if the performance metrics have not been achieved.

(10)
Represents performance-based options awarded on July 27, 2017. One-third of the options vest upon Altisource achieving a stock price of $82.95 and an annual rate of return of twenty-five percent (25%) over the exercise price with the balance vesting in equal one-third increments on each subsequent anniversary thereof. These awards will expire on July 27, 2027 if the performance metrics have not been achieved.

(11)
Represents performance-based options awarded on July 27, 2017. One-third of the options vest upon Altisource achieving a stock price of $55.30 and an annual rate of return of twenty percent (20%) over the exercise price with the balance vesting in equal one-third increments on each subsequent anniversary thereof. These awards will expire on July 27, 2027 if the performance metrics have not been achieved.

(12)
Represents time-based RSUs scheduled to vest on March 01, 2025.

(13)
Represents market and performance-based RSUs awarded on March 1, 2022, which cliff vest on the third anniversary of the grant date, based on the achievement of certain financial measures. The number of market and performance-based RSUs that may vest will be based on the level of achievement, as specified in the award agreements. If the performance criteria achieved is above certain financial performance levels and Altisource’s share performance is above certain established criteria, participants have the opportunity to vest in up to 225% of the RSU award, depending on performance achieved. If the performance criteria are below a certain threshold, the award is cancelled.

(14)
Represents time-based RSUs scheduled to vest on March 20, 2025.

(15)
Represents time-based RSUs scheduled to vest in two (2) equal installments on March 20, 2025 and March 20, 2026.

(16)
Represents market and performance-based RSUs granted on March 20, 2023, which cliff vest on the third anniversary of the grant date, based on the achievement of certain financial measures. The number of market and performance-based RSUs that may vest will be based on the level of achievement, as specified in the award agreements. If the performance criteria achieved is above certain financial performance levels and Altisource’s share performance is above certain established criteria, participants have the opportunity to vest in up to 225% of the RSU award, depending on performance achieved. If the performance criteria are below a certain threshold, the award is cancelled.

(17)
Represents time-based RSUs scheduled to vest in two (2) equal installments on February 20, 2025 and February 20, 2026.

(18)
Represents time-based RSUs scheduled to vest in three (3) equal installments on February 20, 2025, February 20, 2026 and February 20, 2027.

(19)
Represents market and performance-based RSUs granted on February 20, 2024, which cliff vest on the third anniversary of the grant date if certain financial measures are achieved. The number of market and

Executive Compensation
performance-based RSUs that may vest will be based on the level of achievement, as specified in the award agreements. If the performance criteria achieved is above certain financial performance levels and Altisource’s share performance is above certain established criteria, participants have the opportunity to vest in up to 225% of the RSU award, depending on performance achieved. If the performance criteria are below a certain threshold, the award is cancelled.
Employment Agreements
Altisource has entered into Luxembourg employment agreements with Messrs. Shepro and Ritts, our Luxembourg-based Named Executive Officers, as required by Luxembourg law. The employment agreements remain in effect indefinitely until the executive ceases to be employed by Altisource in Luxembourg. The agreements provide for a base salary and annual incentive compensation based on the satisfaction of relevant performance criteria. Additionally, the executives may receive relocation and foreign living allowances, as well as benefits such as health insurance. Please see the Summary Compensation Table under the “Executive Compensation” section above for additional details.
In order to terminate the employment agreement, each party must provide notice in accordance with the applicable time periods set forth in article L.124-1 of the Luxembourg Labor Code. However, if the Company terminates the executive for “Cause” (“motifs graves,” as defined in article L.124-10 of the Luxembourg Labor Code), no notice period is required. In addition, if the Company terminates the executive without “Cause” or if the executive resigns for “Good Reason,” the executive will receive severance benefits as described below. Furthermore, the executive may be entitled to receive additional payments in accordance with article L.124-7 of the Luxembourg Labor Code if they have been employed for more than five (5) years, which period has been satisfied by each of our Luxembourg-based Named Executive Officers.
The employment agreements also contain a covenant prohibiting the disclosure of the Company’s confidential information and requiring the signing of an intellectual property agreement. In addition, the agreements include non-competition covenants for a minimum period of one (1) year, and non-solicitation covenants for two (2) years, or one (1) year in the case of the Chief Executive Officer, following the termination of the agreement. These agreements are governed by, interpreted under, and subject to the limitations of the laws of the Grand Duchy of Luxembourg.
In 2021, our Board approved a severance arrangement for our Chief Financial Officer, who would receive a severance payment equal to one (1) year’s base compensation paid in twelve equal installments in case of termination without cause.
Potential Payments Upon Termination or Change of Control
As discussed above, Mr. Shepro and Mr. Ritts have entered into employment agreements with the Company. Under these agreements, Mr. Shepro and Mr. Ritts have specific terms regarding termination and compensation. For Mr. Shepro, if his employment is terminated due to retirement or disability or otherwise without cause, the Company will pay all standard relocation costs to relocate him to the United States. If the Company terminates his employment other than for “Cause” (“motifs graves,” as defined in L.124-10 of the Luxembourg Labor Code) or if he resigns for “Good Reason” (as defined in his employment agreement), the Company will pay Mr. Shepro twelve (12) months’ base salary and at least one (1) year of target incentive compensation.
Additionally, if the Company terminates Mr. Shepro’s employment other than for “Cause” after October 1 of a service year, and before incentives are paid for the service year, Mr. Shepro will be entitled to receive incentive compensation for the service year.
For Mr. Ritts, if his employment is terminated due to retirement or disability or otherwise without cause, the Company will also pay standard relocation costs to relocate him to the United States. If the Company terminates his employment other than for “Cause” or if he resigns for “Good Reason” (as defined in his employment agreement), the Company will pay Mr. Ritts four (4) months’ base salary in addition to certain notice and additional payments as may be required under articles L.124-1 and L.124-7 of the Luxembourg Labor Code. In the event of a Change of Control (as defined therein), the Company shall pay Mr. Ritts twelve (12) months’ base salary plus one (1) year’s target incentive compensation. If a Change of Control occurs after October 1 of a service year and before incentives are paid for the service year, Mr. Ritts will be entitled to receive incentive

Executive Compensation
compensation prorated to the date of the Change of Control if occurring between October 1 and December 31. If Mr. Ritts is terminated other than for Cause following a Change of Control, his severance payment would be limited to the statutory notice and such other required payments under articles L.124-1 and L.124-7 of the Luxembourg Labor Code.
If either Mr. Shepro or Mr. Ritts is terminated for “Cause,” the Company may do so without notice and with no obligation to make any further payments, other than amounts accrued and unpaid as of the date of termination.
With respect to stock options, upon termination of a Named Executive Officer’s employment other than for “Cause,” as defined by their stock option agreement, or by reason of resignation, the Named Executive Officer will typically be entitled to retain their vested options and any unvested market-based options for which the vesting hurdles have already been achieved. Typically, the Named Executive Officer’s right to retain any options following termination of employment is contingent upon having been employed with the Company for at least two (2) years, which period has been satisfied by each of our Named Executive Officers. Upon termination of employment for “Cause,” all vested and unvested stock options awarded pursuant to their stock option agreement(s) will be forfeited.
In addition, certain of the stock option agreements provide for accelerated vesting of service-based options. Typically, upon a Named Executive Officer’s death, disability or, in some instances, retirement (as defined in their stock option agreement), service-based options will vest immediately; provided, however, that the Named Executive Officer’s right to the acceleration of options following termination of employment is typically contingent upon having been employed with the Company for at least three (3) years in the case of retirement, and at least two (2) years in other instances, which periods have been satisfied by each of our Named Executive Officers. Additionally, pursuant to certain agreements, if there is a Change of Control, the Compensation Committee may, inter alia, adjust the vesting conditions of the options at its discretion, which could result in the immediate vesting of some or all of the options. Under the terms of the stock option awards granted to our Named Executive Officers on and after April 15, 2015, in the event of a Change of Control transaction, a buyer will have the option to cancel the stock options in exchange for their intrinsic value or allow them to remain in place. Generally, for termination not due to death, disability or retirement, a Named Executive Officer has six (6) months within which to exercise vested stock options pursuant to our stock option agreements.
With respect to restricted shares and RSUs granted to our Named Executive Officers, in some instances if an executive officer’s employment is terminated due to death, disability, or retirement (as defined in our 2009 Equity Incentive Plan and the applicable award agreements) unvested restricted shares and RSUs shall immediately vest, subject to the requirement that such executive officer has been employed with the Company for a period of time prior to the death, disability or retirement, as applicable, which periods have been satisfied by each of our Named Executive Officers. If the Named Executive Officer voluntarily resigns or his or her employment is terminated for “Cause,” any unvested restricted shares and RSUs will be forfeited. In some cases, if the Company terminates a Named Executive Officer’s employment for reasons other than “Cause,” as defined by the applicable award agreement, certain unvested restricted shares and RSUs will vest after 30 days of such termination. In addition, certain restricted share and RSU awards provide for the vesting of unvested restricted shares and RSUs in the event of a Change of Control.
Except as specified above, any portion of an equity award not vested will generally be forfeited unless alternate arrangements are made at the discretion of the Compensation Committee.
Equity Award Grant Practices
The Compensation Committee and executive management monitor the Company’s equity grant practices to evaluate whether such practices comply with governing regulations and are consistent with good corporate practices. Historically, equity grants have been made at Compensation Committee meetings held during the months of February, March and April in connection with issuing incentive plans or a performance review process. The Compensation Committee may make equity grants at any time during the year it deems appropriate, including with respect to new hires, promotions or retention efforts. The Compensation Committee does not time the disclosure of material non-public information for the purpose of affecting the value of compensation.
In 2024, we did not grant any stock options or stock appreciation rights.

Executive Compensation
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, the following table discloses the relationship between the financial performance of the Company and (i) the summary compensation actually paid to the Company’s Principal Executive Officer (“PEO”), and (ii) the average compensation actually paid to non-PEO Named Executive Officers. For further information about how we align executive compensation with the Company’s performance, see the Summary Compensation Table.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)	Total Shareholder Return (Initial Value $100)(4)	Net Income
2022	$2,671,439	$1,982,879	$825,190	$638,930	$(15.69)	$(53,418,000)
2023	$2,401,649	$644,841	$791,656	$271,421	$(62.37)	$(56,290,000)
2024	$1,874,138	$604,355	$706,371	$299,337	$(81.46)	$(35,636,000)

(1)
William B. Shepro was the PEO for each of 2022, 2023 and 2024.

(2)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay versus Performance Table. Compensation Actually Paid does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a value calculated under applicable SEC rules. In general, Compensation Actually Paid is calculated as Summary Compensation Table total compensation adjusted to include the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date).

(3)
Our non-PEO Named Executive Officers for 2022, 2023 and 2024 were Michelle D. Esterman and Gregory J. Ritts.

(4)
Total Shareholder Return is calculated based on a fixed $100 investment as of December 31 of the previous year, with the return on such investment measured as of market close on the last trading day of the year being reported.

The following table outlines the adjustments made to the compensation earned by our PEO and non-PEO Named Executive Officers, as presented in the Summary Compensation Table, to derive the Compensation Actually Paid to them.
Item and Value Added (Deducted)	2024	2023	2022
For PEO:
Summary Compensation Table Total	$1,874,138	$2,401,649	$2,671,439
- Summary Compensation Table “Stock Awards” column value	$(664,010)	$(1,185,575)	$(1,414,117)
+ year-end fair value of outstanding and unvested equity awards granted in the fiscal year	$171,680	$825,767	$1,284,961
+/- change in fair value of outstanding and unvested equity awards granted in prior years	$(597,645)	$(865,194)	$(198,831)
+ vest date fair value of equity awards granted in the covered year	—	—	—
+/- change in fair value of prior-year equity awards vested in the fiscal year	$(151,192)	$(336,571)	$17,305
- fair value at the end of prior year of awards granted in prior years that fail to meet vesting conditions	$(28,615)	$(195,235)	$(377,878)
Compensation Actually Paid	$604,355	$644,841	$1,982,879

Executive Compensation
Item and Value Added (Deducted)	2024	2023	2022
For Non-PEO Named Executive Officers (Average):
Summary Compensation Table Total	$706,372	$791,656	$825,190
- Summary Compensation Table “Stock Awards” column value	$(241,008)	$(266,900)	$(324,945)
+ year-end fair value of outstanding and unvested equity awards granted in the fiscal year	$59,258	$183,970	$298,033
+/- change in fair value of outstanding and unvested equity awards granted in prior years	$(169,808)	$(306,552)	$(80,955)
+ vest date fair value of equity awards granted in the covered year	—	—	—
+/- change in fair value of prior-year equity awards vested in the fiscal year	$(35,566)	$(90,127)	$1,532
- fair value at the end of prior year of awards granted in prior years that fail to meet vesting conditions	$(19,911)	$(40,626)	$(79,925)
Compensation Actually Paid	$299,337	$271,421	$638,930
The following graphs denote the relationships between net income and Total Shareholder Return with actual compensation paid to the PEO and the average compensation actually paid to Non-PEO Named Executive Officers:
The Total Shareholder Return and net loss for the following periods was:
(a)
December 31, 2021 to December 31, 2022, negative $26.55 with a net loss of approximately $53.4 million;

(b)
December 31, 2022 to December 30, 2023, negative $62.37 with a net loss of approximately $56.3 million; and

(c)
December 31, 2023 to December 30, 2024, negative $81.46 with a net loss of approximately $35.6 million.

Named Executive Officer Compensation
The following table summarizes the year-on-year change in compensation for the PEO:

Executive Compensation
PEO	2022	2023	% Change from 2022 to 2023	2024	% Change from 2023 to 2024
Salary(1)	$877,119	$927,412	5.7%	$950,357	2.5%
Value of Stock Awards	$725,557	$(571,233)	-178.7%	$(605,773)	-6.0%
All Other Compensation	$380,203	$288,662	-24.1%	$259,771	-10.0%
Total	$1,982,879	$644,841	-67.5%	$604,356	-6.3%

(1)
Increase in salary is due to the legally required Luxembourg salary indexation

The following table summarizes the year-on-year change in compensation for the Non-PEO Named Executive Officers:
Non-PEO Named Executive Officers	2022	2023	% Change from 2022 to 2023	2024	% Change from 2023 to 2024
Salary(1)	$454,208	$469,233	3.3%	$447,733	-4.6%
Stock Awards	$138,685	$(253,335)	-282.7%	$(166,027)	34.5%
All Other Compensation	$46,038	$55,523	20.6%	$17,631	-68.2%
Total	$638,930	$271,421	-57.5%	$299,338	10.3%

(1)
Change in salary is due to (i) the legally required Luxembourg salary indexation and (ii) Euro to U.S. dollar exchange rate fluctuation

Summary of actual compensation paid to our Named Executive Officers:
Note: The actual value of equity awards in 2023 and 2024 is negative.

Proposal Two
Proposal Two: Approval of Appointment of Independent Registered Accounting Firm and Certified Auditor Proposal

The Audit Committee of our Board has approved the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for the year ending December 31, 2025 and until the Company’s 2026 annual general meeting of shareholders, and the appointment of Atwell S.à r.l. (“Atwell”) as our certified auditor (Réviseur d’Entreprises) for statutory accounts as required by Luxembourg law for the same period.
The Audit Committee further recommended that such appointments be submitted for approval by our shareholders at our Annual Meeting.
Representatives of RSM and Atwell will be offered the opportunity to be present at the Annual Meeting and to make any statements they deem appropriate. At this time, we do not expect such firms’ representatives to attend or join the Annual Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM AND CERTIFIED AUDITOR PROPOSAL

Report of the Audit Committee

As described more fully in our charter, the Audit Committee reports to and acts on behalf of our Board by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Company’s management is responsible for the preparation and presentation of the Company’s financial statements, the effectiveness of internal control over financial reporting and procedures that are reasonably designed to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and of the effectiveness of its internal control over financial reporting in accordance with the Standards of the PCAOB.
In connection with these responsibilities, the Audit Committee met with management and our independent registered public accounting firm to review and discuss the December 31, 2024 audited consolidated financial statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received written disclosures from the Company’s independent registered public accounting firm, as required by the PCAOB’s applicable requirements, and has discussed the firm’s independence with them.
Based upon the Audit Committee’s discussions with management and our independent registered public accounting firm referred to above, and the Audit Committee’s review of the representations of management, the Audit Committee recommended that our Board include the December 31, 2024 audited consolidated financial statements in our 2024 Form 10-K for the year ended December 31, 2024.
Audit Committee:
Roland Müller-Ineichen, Chair
Mary C. Hickok, Director
Joseph L. Morettini, Director
March 31, 2025

External Auditor Fees

The following table shows the aggregate fees billed to Altisource for professional services by Mayer Hoffman McCann P.C. (“MHM”), RSM US LLP (“RSM”) and Atwell S.à r.l. (“Atwell”) in fiscal years 2023 and 2024.
Category	2023	2024
Audit Fees	$1,825,616	$1,626,888
Audit-Related Fees
Tax Fees
All Other Fees Total	$26,250	$42,000
	$1,851,866(1)	$1,668,888(2)

(1)
Represents $53,550 billed by MHM ($27,300 for audit fees and $26,250 for other fees); $296,866 billed by Atwell (for audit fees), which includes $20,000 paid to RSM; and $1,501,450 billed by RSM (for audit fees). Fees billed by MHM and Atwell include statutory audits required for regulatory compliance purposes.

(2)
Represents $398,192 billed by Atwell (for audit fees), which includes $20,000 paid to RSM; and $1,270,696 billed by RSM ($1,228,696 for audit fees and $42,000 for other fees). Fees billed by Atwell include statutory audits required for regulatory compliance purposes.

Audit Fees
This category includes the aggregate fees and expenses billed for professional services rendered for the audits of Altisource’s consolidated financial statements for fiscal years 2023 and 2024, for the reviews of the financial statements included in Altisource’s quarterly reports on Form 10-Q during fiscal years 2023 and 2024 and reviews of registration statements and issuances of consents, comfort letters and services that are normally provided by our independent registered public accounting firm and affiliates in connection with statutory and regulatory filings or engagements for the relevant fiscal year.
Audit-Related Fees
This category includes the aggregate fees billed by our independent registered public accounting firm for fiscal years 2023 and 2024 for audit-related services that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees” and generally consist of fees for other attest engagements under professional auditing standards, internal control-related matters, audits of employee benefit plans and due diligence.
Tax Fees
This category includes the aggregate fees billed for fiscal years 2023 and 2024 for professional services rendered by our independent registered public accounting firm for tax compliance, tax planning and tax advice.
Other Fees
This category includes the aggregate fees billed for fiscal years 2023 and 2024 for products and services related to consents provided by our independent registered public accounting firm in connection with securities registration statements Altisource filed and that are not reported above under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”
The Audit Committee considered the compatibility of the non-audit-related services provided by, and fees paid to, RSM in fiscal years 2023 and 2024, as applicable, and to MHM in fiscal year 2023 and determined that such services and fees were compatible with the independence of each auditor.
The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair our independent registered public accounting firm’s independence. In fiscal years 2023 and 2024, all services

External Auditor Fees
associated with our independent registered public accounting firms were pre-approved by the Audit Committee or by the Audit Committee Chair pursuant to authority delegated to him as described below.
Audit Committee Pre-Approval Policy
The Audit Committee has pre-approved certain audit services, audit-related services and non-audit services to be performed by our independent auditor in its Pre-Approval Policy. Except for the services pre-approved pursuant to this policy, all permissible audit services, audit-related services, tax services and non-audit services must be separately pre-approved by the Audit Committee or any member of the Audit Committee to whom such authority is delegated. The Audit Committee has delegated authority to the Audit Committee Chair to pre-approve all such services, except services related to our independent auditor’s annual audit of the Company, which is subject to the specific pre-approval of the Audit Committee. The Audit Committee Chair reports any pre-approval decisions to the Audit Committee for their ratification.
The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by our independent auditor.

Proposal Three
Proposal Three: Luxembourg Statutory Accounts Proposal

Pursuant to Luxembourg law, the Luxembourg Annual Accounts and the Consolidated Accounts must be submitted each year to shareholders for approval at the Annual Meeting.
The Luxembourg Annual Accounts are prepared in accordance with Luxembourg generally accepted accounting principles and consist of a balance sheet, a profit and loss account and the notes for the unconsolidated Altisource Portfolio Solutions S.A. entity. There is no statement of movements in equity or statement of cash flows included in the Luxembourg Annual Accounts under Luxembourg generally accepted accounting principles. Profits earned by the subsidiaries of Altisource Portfolio Solutions S.A. are not included in the Luxembourg Annual Accounts unless such amounts are distributed to Altisource Portfolio Solutions S.A. The Luxembourg Annual Accounts as of and for the year ended December 31, 2024 reflect total assets of $126.9 million and a loss for the year then ended of $283.7 million.
The Consolidated Accounts are prepared in accordance with IFRS, and consist of a balance sheet, statement of operations, statement of changes in stockholders’ equity, statement of cash flows and the accompanying notes. The Consolidated Accounts present the financial position and results of operations for Altisource and all its subsidiaries as if the individual entities were a single company. As of December 31, 2024, the Consolidated Accounts reflect a total deficit of [$158.9] million and net loss for the year then ended of [$32.5 million].
Pursuant to Luxembourg law, following shareholder approval of the Luxembourg Statutory Accounts, such accounts must be filed with the Luxembourg trade registry as public documents. If Altisource does not receive shareholder approval of the Luxembourg Statutory Accounts, we cannot make this filing.
Altisource’s Luxembourg Statutory Accounts will be available to shareholders at our registered office, during business hours, by appointment, subject to location limitations, if any, that may be imposed by the Luxembourg government, from May 3, 2025 until the conclusion of the Annual Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
LUXEMBOURG STATUTORY ACCOUNTS PROPOSAL

Proposal Four
Proposal Four: Receipt of Directors’ Report Proposal

Under Luxembourg law, our Board is required to prepare an annual Directors’ report for our Luxembourg Statutory Accounts (the “Directors’ Report”). The Directors’ Report presents the Luxembourg Statutory Accounts for the relevant fiscal year, provides an explanation as to the results and certain other required Company matters and proposes the allocation of such results to the shareholders.
Luxembourg law also requires our supervisory auditor (Commissaire aux Comptes) to provide an annual report confirming that the Company’s Luxembourg Annual Accounts agree with the Company’s accounting records and documents.
The Directors’ Report for the year ended December 31, 2024 and the Supervisory Auditor’s Report for the Luxembourg Annual Accounts for the same period will be available to shareholders at our registered office, during business hours, by appointment, subject to location limitations, if any, that may be imposed by the Luxembourg government, from May 3, 2025 until the conclusion of the Annual Meeting. Following shareholder approval of the Luxembourg Statutory Accounts, these reports will be filed with the Luxembourg trade registry as public documents.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
RECEIPT OF DIRECTOR’S REPORT PROPOSAL

Proposal Five
Proposal Five: Luxembourg Annual Accounts Allocation Proposal

Each year, the shareholders of Altisource are required to approve the allocation of the results of the unconsolidated Altisource Portfolio Solutions S.A. entity, as determined by the Luxembourg Annual Accounts.
Luxembourg law requires that at least five percent (5%) of the net profits, if any, for the Luxembourg Annual Accounts be allocated to a legal reserve; provided, however that an allocation ceases to be compulsory when the legal reserve reaches ten percent (10%) of the share capital of Altisource but again becomes compulsory when the reserve amount falls below this threshold. As the Company had a net loss pursuant to its Luxembourg Annual Accounts for the year ended December 31, 2024, no such allocation is required.
As of December 31, 2024, the Luxembourg Annual Accounts for Altisource reflect total assets of $126.9 million and a loss for the year then ended of $283.7 million. As noted in Proposal Three, profits earned by subsidiaries of Altisource are not included in the calculation of net profits for Altisource’s Luxembourg Annual Accounts unless such profits have been distributed to Altisource Portfolio Solutions S.A.
Our Board proposes to allocate the loss of $283.7 million reflected in the Luxembourg Annual Accounts to reduce profit brought forward.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
LUXEMBOURG ANNUAL ACCOUNTS ALLOCATION PROPOSAL

Proposal Six
Proposal Six: Discharge Proposal

Pursuant to Luxembourg law, after the approval of the Luxembourg Statutory Accounts (as discussed in Proposal Three above), shareholders must vote on whether to discharge each of our Directors for the performance of their mandate for the year ended December 31, 2024 and our supervisory auditor (Commissaire aux Comptes) for the performance of her mandate for the same period. If the shareholders grant the discharge for the relevant period, shareholders will not be able to initiate a liability claim against such Directors and/or supervisory auditor in connection with the performance of their mandates for such period. However, such discharge will not be valid in certain instances as specified in article 461-7 of the Luxembourg Company Law. For fiscal year 2024, we believe no such instances have occurred.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
DISCHARGE PROPOSAL

Proposal Seven
Proposal Seven: Say-on-Pay Proposal

At our 2024 annual general meeting of shareholders, our shareholders voted in favor of an annual frequency for advisory votes with respect to our executive compensation.
In light of this vote, and pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are presenting this proposal, which gives shareholders the opportunity to approve or not approve, on a non-binding advisory basis, our pay program for our Named Executive Officers.
Our executive compensation program is designed to attract, incent and retain our Named Executive Officers, who are critical to our success. Pursuant to these programs, we seek to reward our Named Executive Officers for achieving strategic business goals designed to deliver long-term shareholder value. Shareholders should read the Executive Compensation section of this proxy statement, which discusses our compensation programs and the 2024 compensation for our Named Executive Officers.
While our Board intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.
You may vote for or against the approval of our Named Executive Officers’ compensation, as disclosed in the Summary Compensation Table and accompanying compensation tables and related information contained in this proxy statement.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
SAY-ON-PAY PROPOSAL

Proposals to be Considered at the Extraordinary General Meeting of Shareholders

Proposal One: Share Consolidation Proposal
On March 16, 2025 our Board approved, subject to shareholder approval, an amendment to Article 5 of the Articles to consolidate eighty-eight million nine hundred and fifty-one thousand nine hundred and twenty-five (88,951,925) shares of the Company’s common stock without designation of nominal value into eleven million one hundred eighteen thousand nine hundred ninety (11,118,990) shares of the Company’s common stock without designation of nominal value, on the basis of a ratio of one (1) post-consolidation share of the Company’s common stock for every eight (8) outstanding pre-consolidation shares of the Company’s common stock (the “Share Consolidation”), and to authorize our Board to proceed with all formalities to effect the Share Consolidation.
Rationale
On December 19, 2024, the Company received a letter (the “Bid Price Notice”) from Nasdaq notifying the Company that, because the closing bid price for its common stock has been below $1.00 per share for 30 consecutive business days, it no longer complies with the minimum bid price requirement for continued listing on The Nasdaq Global Select Market. Nasdaq Listing Rule 5450(a)(1) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Rule”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Rule exists if the deficiency continues for a period of 30 consecutive business days. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until June 17, 2025, to regain compliance with the Minimum Bid Price Rule. The Bid Price Notice states that the Nasdaq staff will provide written confirmation that the Company has achieved compliance with the Minimum Bid Price Rule if at any time before June 17, 2025, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days.
We expect that the Share Consolidation will increase the bid price per share of our common stock above the $1.00 per share set forth in the Minimum Bid Price Rule, thereby satisfying this Nasdaq listing requirement, to the extent necessary. However, there can be no assurance that the Share Consolidation would have that effect, initially or in the future, or that it would enable us to maintain the listing of our common stock on the Nasdaq Global Select Market or any other tier of Nasdaq. We are not aware of any present efforts by anyone to accumulate shares of our common stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.
In addition, we believe that the low market price of our common stock impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our common stock.
We also believe that a higher share price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low share price, regardless of the size of the company’s market capitalization. If the Share Consolidation successfully increases the per-share price of our common stock, we believe this increase would enhance our ability to attract and retain employees and service providers.
Effectiveness of the Share Consolidation
Assuming the Share Consolidation Proposal is approved by shareholders, the Share Consolidation will become effective May 28, 2025 (the “Share Consolidation Effective Date”).

PROPOSALS TO BE CONSIDERED AT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
Principal Effects of the Share Consolidation
Effects of the Share Consolidation on Issued and Outstanding Shares
If the Share Consolidation is effected, it will reduce the total number of issued and outstanding shares of our common stock, including any shares held by us as treasury shares, by a Share Consolidation ratio of 1-for-8. Accordingly, each of our shareholders will own fewer shares of the common stock as a result of the Share Consolidation. However, the Share Consolidation will affect all stockholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except to the extent that the Share Consolidation would result in an adjustment to a shareholder’s ownership of the common stock due to the treatment of fractional shares in the Share Consolidation. Therefore, voting rights and other rights and preferences of the holders of the common stock will not be affected by the Share Consolidation (other than as a result of the treatment of fractional shares). The common stock issued pursuant to the Share Consolidation will remain fully paid and nonassessable.
As of the Record Date, approximately eighty-seven million five hundred eleven thousand four hundred seventy-nine (87,511,479) shares of our common stock were outstanding. If the Share Consolidation is effected at a ratio of 1-for-8, the number of issued and outstanding shares of the common stock after the Share Consolidation would be approximately ten million nine hundred thirty-eight thousand nine hundred thirty-four (10,938,934) shares (not taking into account the treatment of fractional shares).
Effects of the Share Consolidation Convertible Securities
The exercise or conversion price and/or the number of shares issuable under any of the Company’s outstanding convertible securities, including under outstanding stock options, and any other similar securities will be proportionately adjusted upon the implementation of the Share Consolidation, in accordance with the terms of such securities, based on a 1-for-8 Share Consolidation ratio.
Effects of the Share Consolidation on Voting Rights
Voting rights and other rights of the holders of the common stock would not be affected by the Share Consolidation (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Share Consolidation would continue to hold 1% of the voting power of the outstanding common stock after the Share Consolidation (other than as a result of the treatment of fractional shares).
Effects of the Share Consolidation on the Number of Shares of Common Stock Available for Future Issuance
As noted above, if the Share Consolidation Proposal is approved, the number of shares of our common stock outstanding would decrease from approximately eighty-seven million five hundred eleven thousand four hundred seventy-nine (87,511,479) to approximately ten million nine hundred thirty-eight thousand nine hundred thirty-four (10,938,934) (not taking into account the treatment of fractional shares). However, the number of shares of our common stock our Board is authorized to issue will remain at 191,832,982, which effectively increases the number of shares of common stock our Board is authorized to issue without shareholder approval until the current shareholder authorization expires on February 28, 2030. Our Board may issue the additional shares of common stock, options, or other similar instruments exercisable into shares, or rights to subscribe for shares, and set the terms of these instruments, in its discretion, for capital-raising or any other purpose, subject to compliance with Nasdaq rules and other applicable laws or regulations, without further approval of the Company’s shareholders. The Board of Directors does not intend to seek shareholder approval prior to any issuance of the shares of common stock, except as required by Nasdaq rules and other applicable laws or regulations.
No Fractional Shares Will be Issued to Shareholders
No fractional shares will be issued to holders of our common stock in connection with the Share Consolidation. If the Share Consolidation Proposal is approved, shareholders will have until Share Consolidation Effective Date of May 28, 2025 to buy or sell shares of common to ensure they hold shares of our common stock in an amount that is divisible by 8 to ensure they would not otherwise be entitled a fractional share of our common stock as a result of the Share Consolidation. At the end of this period, any remaining fractional shares will be aggregated

PROPOSALS TO BE CONSIDERED AT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
with other fractional shares into whole shares and sold in the open market or purchased by the Company at the closing price of our common stock on the Nasdaq Global Select Market on the last trading day immediately preceding the Share Consolidation Effective Date.
Net proceeds from the sale of the aggregated fractional shares on the open market or purchased by the Company will be distributed to affected shareholders on a pro-rata basis based on their fractional holdings. No Interest will be earned or paid on the fractional shares or on the proceeds from their sale.
Accounting Consequences
If the Share Consolidation is implemented, net income or loss per share, and other per share amounts, will be increased because there will be fewer shares issued and outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Share Consolidation takes effect will be recast to give retroactive effect to such Share Consolidation.
Effect on Non-Registered Shareholders
Non-registered shareholders holding shares of our common stock through a bank or broker should be aware that their bank or broker may have different procedures for processing a Share Consolidation than those that will be put in place by us for registered shareholders. If Shareholders hold their shares through a bank or broker and they have questions in this regard, they are encouraged to contact their bank or broker.
REGISTERED SHAREHOLDERS SHOULD NEITHER DESTROY NOR SUBMIT ANY SHARE CERTIFICATE UNTIL HAVING RECEIVED A LETTER OF TRANSMITTAL.
Risks Associated with the Share Consolidation
Reducing the number of issued and outstanding shares of common stock through the Share Consolidation is intended, absent other factors, to increase the per share market price of the shares. However, the market price of our common stock after the Share Consolidation will also be affected by our financial and operational results, our financial position, including our liquidity and capital resources, the development of the Company’s operations, industry conditions, the market’s perception of the Company’s business and other factors, which are unrelated to the number of shares outstanding. Accordingly, there can be no assurance that the market price of the shares will increase following the implementation of the Share Consolidation or that we will be in compliance with the Minimum Bid Price Rule, or that the market price of the shares will not decrease in the future resulting in noncompliance with the Minimum Bid Price Rule. There can also be no assurance that the implementation of the Share Consolidation will, in and of itself, guarantee the continued listing of the shares on the Nasdaq Global Select Market or that the shares will not be delisted from the Nasdaq Global Select Market because of our failure to meet other Nasdaq continued listing requirements.
The market price of our common stock immediately following the implementation of the Share Consolidation is expected to be approximately equal to the market price of the shares prior to the implementation of such consolidation multiplied by 8 but there is no assurance that the anticipated market price immediately following the implementation of the Share Consolidation will be realized or, if realized, will be sustained. There is a risk that the total market capitalization of the shares (the market price of the shares multiplied by the number of shares outstanding) after the implementation of the Share Consolidation may be lower than the total market capitalization of the shares prior to the implementation of the Share Consolidation.
Although we believe that establishing a higher market price for the shares could also enhance the marketability of the shares by potentially broadening the pool of investors that may consider investing in us, including institutional and other investors whose internal investment policies prohibit or discourage them from purchasing shares trading below a certain minimum price, and reduce volatility, there is no assurance that implementing the Share Consolidation will achieve any of these results.
If the Share Consolidation is implemented and the market price of the shares (adjusted to reflect the Share Consolidation ratio) declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would have occurred if the Share Consolidation had not been implemented. Both our total market capitalization and the adjusted market price of our shares following the

PROPOSALS TO BE CONSIDERED AT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
Share Consolidation may be lower than they were before the Share Consolidation took effect. The reduced number of shares that would be outstanding after the Share Consolidation is implemented could adversely affect the liquidity of the shares.
The Share Consolidation may result in some shareholders owning “odd lots” on a post-consolidation basis. Generally, an “odd lot” is an order amount for a security that is less than the normal unit of trading, which is typically 100 shares for stocks. Odd lot shares may be more difficult to sell or may attract greater transaction costs per share to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots,” which are order amounts for a stock that can be divided by 100.
Shareholders who do not adjust their holdings during the trading window prior to the Share Consolidation Effective Date to a number divisible by 8 will receive proceeds from the sale of the fractional shares to which they otherwise would be entitled based on the market price at the time of sale or, if the fractional shares are purchased by the Company, the closing price of our common stock on the Nasdaq Global Select Market on the last trading day immediately preceding the Share Consolidation Effective Date, which could be lower than anticipated. Holders of fractional shares bear the risk of stock price volatility and will not receive interest on fractional shares to which they would otherwise be entitled or the proceeds from the sale of those fractional shares.
As noted above, if the Share Consolidation Proposal is approved, it will effectively increase the number of shares of our common stock our Board may issue without shareholder approval, and you may not agree with any such issuance of common stock.
The risks outlined above are not exhaustive. Additional risks and uncertainties, including those not currently known to us or considered immaterial, could also impact the Company the price of our common stock.
The foregoing description of the proposed amendment is qualified in its entirety by reference to the full text of the amendment to Article 5 of the Articles of Incorporation, which is attached hereto as Appendix A and incorporated herein by reference.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SHARE CONSOLIDATION PROPOSAL

PROPOSALS TO BE CONSIDERED AT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
Proposal Two: The Share Capital Decrease Proposal
On February 25, 2025, our Board approved, subject to shareholder approval, an amendment to Article 5 of the Articles of Incorporation to decrease the share capital of the Company by an amount of seven hundred seventy-eight thousand three hundred twenty-nine dollars and thirty-five cents (USD 778,329.35) without cancellation of the outstanding Company’s common stock post-Consolidation, by decreasing the par value of the existing shares of the Company’s common stock, in order to bring the share capital of the Company from its current amount of eight hundred eighty-nine thousand five hundred nineteen dollars and twenty-five cents (USD 889,519.25) to an amount of one hundred eleven thousand one hundred eighty-nine dollars and ninety cents (USD 111,189.90) represented by eleven million one hundred eighteen thousand nine hundred ninety (11,118,990) shares of the Company’s common stock without designation of nominal value, and by allocating such amount deriving from the share capital decrease to the share premium account of the Company.
This capital decrease aims to reduce the par value per share at USD 0.01 following the Share Consolidation (which will have the effect to increase the par value per share).
The foregoing description of the proposed amendment is qualified in its entirety by reference to the proposed amendment, which is attached hereto as Appendix A and incorporated herein by reference.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
SHARE CAPITAL DECREASE PROPOSAL

PROPOSALS TO BE CONSIDERED AT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
Proposal Three: The Quorum Proposal
On March 16, 2025, the Board approved, subject to shareholder approval, amendments to Articles 20 and 23 of the Company’s Articles of Incorporation to establish a minimum quorum requirement of at least thirty-three and one-third percent (33 1∕3%) for all general meetings of shareholders (“Meetings of Shareholders”) and for all extraordinary meetings of shareholders at which no quorum requirement applies per Nasdaq Stock Market Rule 5620(c).
Purpose of the Amendments
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Nasdaq Quorum Requirement:   Nasdaq requires that the presence, in person or by proxy, of at least 33 1∕3% of the outstanding common stock constitutes a quorum at Meetings of Shareholders (the “Minimum Quorum”).

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Codification of Existing Practice:   The Company has historically required a 33 1∕3% quorum for Meetings of Shareholders in its proxies and has consistently met this requirement, except in the case of extraordinary Meetings of Shareholders where the 50% statutory quorum requirement was applied. However, the Company’s current Articles of Incorporation do not specify a quorum requirement. This amendment formalizes the existing practice to enhance clarity, align with Nasdaq rules, and reinforce corporate governance best practices.

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Alignment with Luxembourg Law for Extraordinary General Meetings:   Under Luxembourg law, extraordinary Meetings of Shareholders require a 50% quorum for the transaction of business. If the quorum is not met, a second extraordinary meeting may be held with no quorum requirement. The amendment modifies this framework to require the Minimum Quorum for these second extraordinary meetings.

Proposed Amendments
The above descriptions of the proposed amendments are qualified in their entirety by reference to the actual proposed amendments, which are attached hereto as Appendix A and incorporated herein by reference.
Applicability and Effective Date
The amendments apply to all Meetings of Shareholders and will become effective upon shareholder approval at the Extraordinary General Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
QUORUM PROPOSAL

PROPOSALS TO BE CONSIDERED AT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
Proposal Four: The Amendments to the Articles of Incorporation Proposal
Our Board of Directors has approved certain amendments to the Articles to update and streamline internal governance processes. These amendments are primarily administrative in nature and do not materially alter shareholder rights or the corporate governance structure.
The key amendments include:
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Terminology Updates:   Replacing outdated terms for consistency and clarity, including changing “Chairman” to “Chair” throughout the document.

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Clarification of Board Meeting Procedures:   Refining procedural aspects related to the Chair’s role in presiding over meetings and casting the deciding vote in case of a tie.

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Written resolutions of the Board:   Ease the process by removing the requirement that written decisions can only be passed “where time is of the essence.”

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Delegation of Management Authority:   Enhancing clarity on the Board’s ability to delegate responsibilities to committees or executives.

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Company Representation:   Updating the list of authorized signatories empowered to act on behalf of the Company.

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Corrections and Formatting Adjustments:   Addressing minor typographical errors and refining language for consistency and clarity.

The specific Articles of Incorporation amendments covered under this proposal are as follows:
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Article 12:   Replaces “Chairman” with “Chair” and clarifies the appointment of a pro tempore chair in the Chair’s absence. Ease the process to proceed with written decisions of the Board.

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Article 13:   Specifies that the Chair or Secretary may sign Board meeting minutes.

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Article 14:   Corrects minor typographical errors in descriptions of Board authority.

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Article 16:   Clarifies the Board’s power to delegate daily management responsibilities.

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Article 17:   Updates the list of authorized signatories for company representation.

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Various Articles:   Standardizes references to corporate governance procedures and refines formatting for consistency.

The above descriptions of the proposed amendments are qualified in their entirety by reference to the actual proposed amendments, which are attached hereto as Appendix A and incorporated herein by reference.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION PROPOSAL

Business Relationships and Related Person Transactions

Our Board has adopted, as set forth within our written Code of Business Conduct and Ethics, certain policies and procedures for the review and approval of transactions in which a conflict of interest may arise. The Code of Business Conduct and Ethics is available at https://ir.altisource.com/corporate-governance. Any situation that potentially qualifies as a conflict of interest is to be disclosed to the Chief Legal and Compliance Officer to assess the nature and extent of any concern as well as the appropriate next steps. If any such situation requires our Board’s or Audit Committee’s review, the Chief Legal and Compliance Officer will notify the Chairman of our Board or the Audit Committee Chair, as appropriate.
The Audit Committee of our Board has adopted written policies and procedures to govern the review and approval of transactions involving Altisource and a Related Person (as defined by SEC Regulation S-K).
We received certain services from Aldridge|Pite, LLP (“Aldridge Pite”); John G. Aldridge, Jr., the founder and managing partner of Aldridge Pite, was appointed to our Board on May 17, 2022.
ALDRIDGE|PITE, LLP
We engage Aldridge Pite, LLP (“Aldridge Pite”), a law firm, for legal services, including eviction services. John G. Aldridge, Jr., its founder and managing partner, currently serves on our Board. In 2024, Aldridge Pite received $932,875.57 from the Company for these services. Aldridge Pite informed us that it recorded $334,324 in revenue on these services, with the remainder constituting reimbursed third-party costs paid by the firm. As managing partner, Mr. Aldridge has a material interest in this transaction through his ownership and leadership role in the firm. The Audit Committee reviewed and approved this arrangement in accordance with our policies, determining it to be at arm’s length and consistent with market rates.

Shareholder Proposals

Pursuant to SEC rules, any proposal that a shareholder desires to have included in our proxy materials relating to our 2026 annual general meeting of shareholders must be received at our registered office no later than December 1, 2025. In addition to any shareholders’ rights under the Luxembourg Company Law and the Company’s Articles of Incorporation, for any proposal that is not submitted for inclusion in the proxy statement for the 2026 annual general meeting of shareholders, but is instead sought to be presented directly at the 2026 annual general meeting of shareholders, SEC rules permit the persons appointed as proxies to vote shares represented by valid proxies in their discretion if we: (i) receive the proposal no later than February 14, 2026 and advise shareholders in the 2026 proxy statement about the nature of the matter and how the persons appointed as proxies intend to vote on such matter; or (ii) receive notice of the proposal after February 14, 2026.
Notice of intent to present a proposal at the 2026 annual general meeting of shareholders should be directed to our Corporate Secretary at Altisource Portfolio Solutions S.A., 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg. Any shareholder proposal must be sent by certified mail, return-receipt requested.
Annual Report

A copy of our 2024 Form 10-K was made available to shareholders on [           ]. The 2024 Form 10-K can be found on our website www.altisource.com under Investor Relations. We will furnish without charge to each person whose proxy is solicited and to any beneficial owner entitled to vote at the Annual Meeting, on written request, a copy of our 2024 Form 10-K, that we are required to file with the SEC under the Exchange Act. Such requests should be directed to Investor Relations, Altisource Portfolio Solutions S.A., 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg.

Other Matters

Proxies will be solicited on behalf of our Board by mail or electronic means, and we will pay the solicitation costs. Copies of the annual report for 2024 and this proxy statement will be made available to banks or brokers, for the purpose of soliciting proxies from beneficial owners. In addition to solicitations by mail or electronic means, our Directors, officers and other employees may solicit proxies personally or by telephone without additional cost.
The shares represented by all valid proxies will be voted in the manner specified. Where specific choices are not indicated, except with respect to “broker non-votes,” each proxy received for the Annual Meeting will be voted “FOR” each of the nominees for Director named in this proxy statement and “FOR” Proposal Two through Proposal Seven, inclusive; and each proxy received for the Extraordinary Meeting will be voted “FOR” the proposals identified in the agenda for the Extraordinary Meeting. Should any matter or other business not described above properly come before the Annual Meeting or Extraordinary Meeting, the persons appointed as proxies will vote according to their discretion.
If you are the beneficial owner, but not the record holder of shares of our common stock and have requested a copy of this proxy statement, your bank or broker may only deliver one (1) copy of this proxy statement and our 2024 annual report to multiple shareholders who share an address unless the bank or broker has received contrary instructions from one (1) or more of the shareholders. Shareholders at an address to which a single copy of this proxy statement and our 2024 annual report was sent may request a separate copy by contacting the Office of the Corporate Secretary by mail at Altisource Portfolio Solutions S.A., 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg, or by email at CorporateSecretary@altisource.com. Beneficial owners sharing an address who are receiving multiple copies and who wish to receive a single copy of the materials in the future will need to contact their bank or broker to request that only a single copy of each document be mailed to all shareholders at the shared address.
This proxy statement and our 2024 annual report will be available on our website under Investor Relations-Financial Information at https://ir.altisource.com/financial-information. In addition, this proxy statement and our 2024 annual report will be available at www.proxyvote.com. If you are a shareholder of record, you can elect to access future proxy statements and annual reports electronically by following the instructions on your proxy cards. If you choose this option, you will receive a notice by mail listing the website locations, and your choice will remain in effect until you notify us by mail that you no longer wish to receive materials electronically. If you hold your common stock through a bank or broker, please refer to the information provided by them for instructions on how to elect this option.

APPENDIX A
Altisource Portfolio Solutions S.A. Société anonyme Siège social: 33, Boulevard Prince Henri, L-1724 Luxembourg R.C.S. Luxembourg: B 72 391
Chapter I. Form, Corporate Name, Registered Office, Object, Duration
Art. 1. Form, Corporate Name. There is established among the subscriber(s), and all those who may become owners of the shares of the company hereafter issued, a company in the form of a public limited liability company (société anonyme) (the “Company”) which will be governed by the laws of the Grand Duchy of Luxembourg, in particular the law of 10 August 1915 on commercial companies, as amended (the “Law”), Article 1832 of the Luxembourg Civil Code, as amended (the ~~“~~“Civil Code~~”),~~”), and by the present articles of incorporation (the “Articles”).
The Company will exist under the name of  “Altisource Portfolio Solutions S.A~~.”~~ .”.
Art. 2. Registered Office.   The Company has its registered office in the city of Luxembourg. The Board of Directors (as defined in Article 11) is authorized to change the address of the Company’s registered office within the Grand~~-~~ Duchy of Luxembourg and amend these Articles accordingly.
Branches or other offices may be established either in the Grand~~-~~ Duchy of Luxembourg or abroad by resolution of the Board of Directors. If the Board of Directors determines that extraordinary political, economic or social developments occur or are imminent that would interfere with the normal activities of the Company at its registered office or with the ease of communications with such office or between such office and persons abroad, it may temporarily transfer the registered office abroad, until the complete cessation of these abnormal circumstances. Such temporary measures will have no effect on the nationality of the Company, which, notwithstanding the temporary transfer of the registered office, will remain a company governed by the laws of the Grand-Duchy of Luxembourg. Such temporary measures will be taken and notified to any interested parties by one of the bodies or persons entrusted with the daily management of the Company.
Art. 3. Corporate Object.   The object of the Company is the acquisition, the continuing management and the sale of participating interests, in any form whatsoever, in Luxembourg and in foreign undertakings, in particular in the areas of outsourcings, customer relationship management and technology services in the real estate, mortgage and consumer finance industries. The Company may also hold, manage and exploit intellectual property rights and render services to other group companies and third parties.
The Company may (i) invest in and acquire, dispose of, grant or retain, loans, bonds and other debt instruments, shares, warrants and other equity instruments or rights, including~~,~~ but not limited to~~,~~ shares of capital stock, limited partnership interests, limited liability company interests, notes, debentures, preferred stock, convertible securities and swaps, and any combination of the foregoing, in each case whether readily marketable or not, and obligations (including but not limited to synthetic securities obligations) in any type of company, entity or other legal person; (ii) engage in such other activities as the Company deems necessary, advisable, convenient, incidental to or not inconsistent with the foregoing; and (iii) grant pledges, guarantees and contracts of indemnity, of any kind, to Luxembourg or foreign entities in respect of its own or any other person’s obligations and debts.
The Company may also acquire, hold, manage and sell any movable or immovable assets of any kind or form. In a general fashion the Company may carry out any commercial, industrial or financial operation which it may deem useful in the accomplishment and development of its object.
The Company may also provide any financial assistance to the undertakings in which the Company has a participating interest or which form a part of the group of companies to which the Company belongs, including, but not limited to, the granting of loans and the providing of guarantees or securities in any form. The Company may pledge, transfer, encumber or otherwise create security over some or all of its assets.
In addition, the Company may render on an occasional basis assistance in any form (including, but not limited to, advances, loans, credits, guarantees or grants of security) to third parties other than the group of companies to which the Company belongs, subject to the condition that such assistance falls within the Company’s best interest and subject to the condition that such assistance would not trigger any license requirements on the part of the Company. The Company may participate in the creation, development, management and control of any companies or enterprises, either directly or indirectly, which have similar objects or whose objects are closely related to its own.
In a general fashion, the Company may carry out any commercial, industrial or financial operation and engage in such other activities as the Company deems necessary, advisable, convenient, incidental to, or not inconsistent with, the accomplishment and development of the foregoing.
Art. 4. Duration. The Company is formed for an unlimited duration.
Chapter II. Share Capital, Shares
Art. 5. Share Capital.   The share capital of the Company is set at ~~eight~~one hundred eleven thousand one hundred and eighty-nine ~~thousand five hundred and nineteen~~ United States Dollars and ~~twenty-five~~ninety cents (USD ~~889,519.25 )~~111,189.90), represented by ~~eighty-eight~~eleven million ~~nine~~one hundred and ~~fifty-one~~eighteen thousand nine hundred and ~~twenty-five (88,951,925~~ninety (11,118,990) shares of the Company’s common stock without designation of nominal value. As used in the present Articles, ~~“~~“Shares~~”~~” means shares of the Company’s common stock without nominal value.
In addition to the share capital, share premium accounts into which any premium paid on any Share in addition to its par value may be transferred and capital contribution accounts (compte 115~~, “~~ “Apport en capitaux propres non rémunéré par des titres~~”)~~”) may be established. The Board of Directors is authorized to allocate all or part of the share premium accounts and capital contribution accounts paid in on the Shares issued by the Company to one or both of the following from time to time as it deems appropriate:
•
a distributable reserve to be used for distributions of any kind to be made by the Company;

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a special reserve as foreseen by Articles 430-18, 430-22 and 461-2 of the Law.

Art. 6. Authorized Share Capital.   The authorized share capital is set at one million nine hundred and eighteen thousand three hundred and twenty-nine United States Dollars and eighty-two cents (USD 1,918,329.82) divided into one hundred and ninety-one million eight hundred and thirty-two thousand nine hundred and eighty-two (191,832,982) shares of the Company’s common stock without nominal value. The Board of Directors is authorized, during a period ending five (5) years after the date of publication of the minute of the extraordinary general meeting of 18 February 2025 in the electronic gazette RESA (Recueil Electronique des Sociétés et Associations) to:
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Realize any increase of the issued share capital within the limits of the authorized share capital in one or several times, by the issuing of new Shares, grant of options, warrants or other similar instruments exercisable into Shares, rights to subscribe for Shares against payment in cash or in kind; by conversion of claims; by the increase of the par value of existing Shares; or in any other manner to be decided by the Board of Directors up to an amount of one million nine hundred and eighteen thousand three hundred and twenty-nine United States Dollars and eighty-two cents (USD 1,918,329.82).

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Issue any warrants, options, or other similar instruments exercisable into shares, rights to subscribe for shares and set the terms and conditions of these instruments.

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Determine the terms and conditions of any increase of the issued share capital, including, but not limited to, the place and date of the issue or the successive issues, the issue price, the amount of new Shares to be issued, whether the new Shares are to be issued and subscribed, with or without an issue premium and the terms and conditions of the subscription of and paying up of the new Shares (in cash or in kind or by incorporation of available reserves or funds available on the capital contribution account (compte 115 “Apport en capitaux propres non rémunéré par des titres”), share premium account or retained earnings). If the consideration payable to the Company for newly issued Shares exceeds the par value of those Shares, the excess is to be treated as share premium in respect of the Shares in the books of the Company.

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Limit or waive the preferential subscription right reserved to the then existing shareholder(s) in case of issue of Shares against payment in cash, by the issue of Shares up to an amount not to exceed the authorized share capital and by cancelling or limiting the existing shareholders’ preferential right to subscribe to such Shares in relation to the employee share option scheme program of the Company.

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Do all things necessary to amend Articles 5 and 6 of the Articles in order to record the change of the issued share capital following any increase pursuant to the present Article. The Board of Directors is empowered to take or authorize the actions required for the execution and publication of such amendment in accordance with the Law. Furthermore, the Board of Directors may delegate to any duly authorized Director (as defined in Article 11) or officer of the Company, to an appointed committee thereof or to any other duly authorized person, the duties of accepting subscriptions and receiving payment for Shares or doing all things necessary to amend Articles 5 and 6 of the present Articles in order to record the change of share capital following any increase pursuant to the present Article.

After each increase of the issued share capital according to the above, the present Articles shall be amended to reflect such increase without requiring further approval from the Company’s shareholders.
Art. 7. Shares.   The Shares will take the form of registered shares. The shareholders shall not have the right to ask for the conversion of Shares into bearer shares.
A shareholders’ register will be available for inspection by the Company’s shareholders at the Company’s registered office subject to the provisions of Article ~~4303~~430-3 of the Law and upon reasonable notice. Each shareholder shall have the right to consult the register during normal business hours in accordance with the provisions of the Law.
Each shareholder will notify the Company of its address and any change thereto by registered letter. The Company will be entitled to rely on the last address thus communicated. Ownership of Shares will result from the recordings in said register.
Any person who is required to report ownership of Shares on Schedule 13D or 13G pursuant to Rule 13d-1 or changes in such ownership pursuant to Rule 13d-2, each as promulgated by the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, must notify the Company’s Board of Directors promptly following any reportable acquisition or disposition, and in no event later than the filing date of such Schedule 13D or 13G, of the proportion of Shares held by the relevant person as a result of the acquisition or disposal.
Any transfer of Shares shall be recorded in the share register in accordance with applicable law. The Board of Directors may delegate its powers with respect to the recording of such transfers in the share register.
Each Share is indivisible. In case of holding of a Share by more than one person, the Company has the right to suspend the rights attaching thereto (except for the information rights provided for by Article 461-6 of the Law) until one sole person has been designated as being the holder thereof towards the Company.
Where Shares are recorded in the register of shareholders on behalf of one or more persons in the name of a securities settlement system or the operator of such a system or in the name of a professional depository of securities or any other depository (such systems, professionals or other depositories being referred to hereinafter as “Depositories” and each a “Depository”) or of a sub-depository designated by one or more Depositories (the “Indirect Holders”), the Company, subject to its having received from the Depository with which those Shares are kept in account a certificate in proper form, will permit the Indirect Holders to exercise the rights attaching to those Shares, including admission to and voting at shareholders’ meetings, and shall consider those persons to be the shareholders for the purposes of Article 9. The Board of Directors may determine the formal requirements with which such certificates must comply.
Notwithstanding the foregoing, the Company will make payments, by way of dividends or otherwise, in cash, Shares or other assets only into the hands of the Depository or sub-depository recorded in the share register of the Company or in accordance with their instructions, and that payment shall release the Company from any and all obligations for such payment.

Art. 8. Payment of Shares.   Payments on Shares not fully paid up at the time of subscription may be made at the time and upon conditions which the Board of Directors shall from time to time determine subject to the Law. Any amount called up on Shares will be charged equally on all outstanding Shares which are not fully paid up.
Art. 9. Increase and Reduction of the Share Capital.   The issued share capital and the authorized share capital of the Company may be increased or reduced once or several times by a resolution of the general meeting of shareholders voting with the quorum and majority rules set out under these Articles or, as the case may be, by the Law for any amendment of these Articles. Unless issued pursuant to a decision of the Board of Directors or any duly authorized representative thereof, further to the powers granted to the Board of Directors, under Articles 5 and 6, the new Shares to be subscribed for by contribution in cash will be offered in preference to the existing shareholders in proportion to the part of the share capital held by these shareholders. The Board of Directors shall determine the period within which the preferred subscription right may be exercised. This period may not be less than thirty (30) days.
Notwithstanding the above, the general meeting, voting with the quorum and majority rules required for any amendment of the Articles, may limit or withdraw the preferential subscription right or authorize the Board of Directors to do so in the case of an increase of share capital within the authorized share capital.
The preferred subscription right may also be waived individually by the shareholders, or by the general meeting, voting with the same conditions of quorum and majority as for amendments of the Articles and provided that the suppression of the preferred subscription right is specifically referred to in the shareholders’ notice to attend.
The preferred subscription right is not applicable when the share capital is increased by means of contributions in kind.
Art. 10. Acquisition or Redemption of Own Shares. The Company may acquire or redeem its own Shares in accordance with the provisions of the Law. It may hold the Shares so acquired or redeemed. As used in this Article 10, ~~“~~“Own Shares~~”~~” means Shares acquired or redeemed and held by the Company.
The voting rights of Own Shares are suspended and are not taken into account in the determination of the quorum and majority for shareholders’ meetings. The Board of Directors is authorized to suspend the dividend rights attached to Own Shares. In such case, the Board of Directors may freely decide on the distributable profits in accordance with Article 430-18 of the Law.
Chapter III. Directors, Board of Directors, Statutory Auditors
Art. 11. Board of Directors.   The Company is managed by a board of directors (the “Board of Directors”) composed of at least three (3) and of maximum seven (7) members (each a ~~“~~“Director~~”)~~”), who need not be shareholders.
The Director(s) shall be appointed by the general meeting of shareholders. The general meeting of shareholders will determine their number and the duration of their mandate for a term not exceeding six (6) years, and they will hold office until their successors are elected. Director(s) may be re-elected for successive terms, and may be removed at any time, with or without cause, by a resolution of the general meeting of shareholders.
If a corporate entity is appointed as Director, it shall designate a natural person as its permanent representative, who will represent the corporate entity as a member of the Board of Directors, in accordance with Article 441-3 of the Law. In the event of a vacancy on the Board of Directors, if applicable, the remaining Director(s) may meet and may elect a director to fill such vacancy on a provisional basis until the next meeting of shareholders.
Art. 12. Meetings of the Board of Directors.   The Board of Directors will appoint from among its members a ~~chairman~~chairperson (the “~~Chairman~~Chair”). It may also appoint a corporate secretary, who need not be a Director and who will be responsible for keeping the minutes of the meetings of the Board of Directors and ~~of~~ the general meetings of shareholder(s) (the “Secretary”). If the Secretary is not a Director, such person shall observe the confidentiality provisions as set forth in Article 15 of these Articles, under the responsibility of the Board of Directors.
The Board of Directors will meet upon call by the ~~Chairman~~Chair. A meeting of the Board of Directors must be convened if any two Directors so require.

The ~~Chairman~~Chair will preside at all meetings of the Board of Directors ~~and of the shareholders,~~. except that in his or her absence the Board of Directors may appoint another Director ~~and the general meeting of shareholders may appoint any other person as chairman pro tempore by vote of the majority present or represented at such~~ to preside the meeting.
Except in cases of urgency or with the prior consent of all those entitled to attend, at least twenty-four (24) hours written notice of board meetings shall be given. Any such notice shall specify the place, the date and time of the meeting as well as the agenda and the nature of the business to be transacted.
The notice may be waived by unanimous written consent given at the meeting by all Directors. No separate notice is required for meetings held at times and places specified in a schedule previously adopted by resolution of the Board of Directors.
Meetings of the Board of Directors shall be held in the location indicated in the notice of meeting.
Any Director may act at any meeting of the Board of Directors by appointing in writing another Director as his or her proxy.
A quorum of the Board of Directors or any of its Committees (as defined in Article 16) shall mean the presence or the representation of at least fifty percent (50%) of the Directors or Committee members, as applicable, holding office (provided that the presence or the representation of at least two (2) members of the Board of Directors or Committee, as applicable, shall be required).
Decisions will be taken by a majority of the votes of the Directors present or represented at such meeting. In case of a voting tie, the ~~Chairman~~Chair, or when applicable, the pro tempore chair, shall ~~have~~cast the deciding vote.
One or more Directors may participate in a meeting by means of a conference call, by videoconference or by any similar means of communication enabling several persons participating therein to simultaneously communicate with each other. Such meetings shall be considered equivalent to a meeting held at the registered office of the Company.
~~Where time is of the essence, a~~A written decision ~~passed by circular means and expressed by cable, facsimile or any other similar means of communication~~, signed by all the Directors, is proper and valid as ~~though~~if it had been adopted at a meeting of the Board of Directors which was duly convened and held. Such a decision can be documented in a single document, signed by all Directors, or in ~~several~~ separate identical documents ~~having the same content and~~, each ~~of them~~ signed by ~~one or several Directors.~~ a Director.
The Directors assume, pursuant to their mandate, no personal liability for any commitment validly made by them in the name of the Company.
Art. 13. Minutes of Meetings of the Board of Directors.   The minutes of any meeting of the Board of Directors shall be signed by ~~all Directors present and able to vote at the meeting. Any proxies will remain attached thereto.~~ the Chair or the Secretary.
Copies or extracts thereof shall be certified by the Secretary appointed by the Board of Directors.
Art. 14. General Powers of the Board of Directors.   The Board of Directors is vested with the broadest powers to act on behalf of the Company and to perform or authorize all acts of an administrative or disposal nature that are necessary or useful for accomplishing the Company’s object. All powers not expressly reserved by the Law or by these Articles to the general meeting of shareholders fall within the competence of the Board of Directors.
The Board of Directors may freely decide to reimburse any share premium account or any available reserves or funds available on the capital contribution account (compte 115~~, “~~ “Apport en capitaux propres non rémunéré par des titres~~”)~~”) of the Company to its shareholders, in accordance with the provisions of the Law.
Art. 15. Confidentiality.   Even after the end of their term of office, the ~~Directors~~Director(s) shall not disclose information about the Company which could be detrimental to the Company’s interests, except when disclosure is required by law, in accordance with and subject to the provisions of Article 444-6 of the Law.
Art. 16. Committees, Delegation of Powers.   The Board of Directors may appoint committees, including~~,~~ but not limited to~~,~~ an Executive Committee, an Audit Committee, a Nomination and Governance Committee, a

Compliance Committee and a Compensation Committee (each a ~~“~~“Committee~~”~~” and collectively, the ~~“~~“Committees~~”). ”~~“). The Board of Directors will determine each such committee’s composition and purpose in accordance with applicable law, rules and regulations.
The Board of Directors may delegate its powers to conduct the daily management and affairs of the Company and the representation of the Company for such daily management and affairs to any member or members of the Board of Directors, managers or other officers who need not be shareholders of the Company, including under the form of an Executive Committee, under such terms and with such powers as the Board of Directors shall determine.
The Board of Directors may also delegate its powers to conduct daily management to a management committee or a managing executive officer (directeur général) in accordance with and subject to the provisions of Article 441-11 of the Law. The Board of Directors is authorized to determine the conditions of their appointment, removal, remuneration (if any), duration of mandate and decision-making process. The Board of Directors shall supervise the management committee, if any, and the management director, if any. The members of the management committee and the management director, if any, shall comply with the conflicts of interest procedure provided for by Article ~~44112~~441-12 of the Law as well as with the confidentiality obligations provided for by Article ~~4446~~444-6 of the Law.
The Board of Directors may also confer certain special powers and duties to any member(s) of the Board of Directors or any other person(s), who need not be a Director or shareholder of the Company, acting alone or jointly, under such terms as the Board shall determine.
If the Board of Directors delegates its powers to conduct daily management as permitted by these Articles, then the Board of Directors must report each year to the annual general meeting on the salary, fees and any advantages granted to the delegate(s).
Art. 17. Representation of the Company.   The Company will be bound towards third parties by:
•
The joint signature of any two Directors;

•
The individual signature of the member(s) of a management committee, if such committee has been formed by the Board of Directors; and

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The signature of a management director, if one has been appointed by the Board of Directors;

•
The individual signature of any other person to whom the Board has delegated the daily management of the Company in accordance with this Article, and then only within the scope of the daily management;

•
The individual signature of any person(s) to whom signing authority has been delegated by the Board of Directors.

Art. 18. Conflict of Interests.   No contract or other transaction between the Company and any other company or firm shall be affected or invalidated by the fact that any one or more of the Directors or officers of the Company have a personal interest in, or are a director, associate, member, officer or employee of such other company or firm. Except as otherwise provided for hereafter, any Director or officer of the Company who serves as a director, associate, member, officer or employee of any company or firm with which the Company shall contract or otherwise engage in business shall not, by reason of such affiliation with such other company or firm, be automatically prevented from considering and voting or acting upon any matters with respect to such contract or other business.
Notwithstanding the above, in the event that any Director or officer of the Company has any personal interest in any transaction of the Company, other than transactions concluded under normal conditions and falling within the scope of the day-to-day management of the Company, he or she shall make known to the Board of Directors (if any) such personal interest and shall not consider or vote on any such transaction, and such transaction and such Director’s or officer’s interest therein shall be reported to the next general meeting of shareholders.
The Company shall indemnify (or as the case may be advance to) any Director or officer, and his or her heirs, executors and administrators, against expenses and costs (including reasonable lawyers’ fees) reasonably incurred by him in connection with any action, suit or proceeding to which he or she may be made a party by reason of his or her being or having been a director or officer of the Company, or, at the request of the Company, of any other company of which the Company is a shareholder or creditor and by which he is not entitled to be indemnified, except in relation to matters as to which he or she shall be finally adjudged in such action, suit or proceeding to be liable for gross negligence or wilful misconduct; in the event of a settlement, indemnification shall be provided only in connection with such matters covered by the settlement as to which the Company is advised by its legal counsel that the person to be indemnified did not commit such a breach of duty. The foregoing right of indemnification shall not exclude other rights to which he or she may be entitled.
Art. 19. Auditors.   The Company’s operations will be overseen by one or more supervisory auditors (commissaire(s) aux comptes) and, to the extent required by applicable law, rules and regulations, by one or more independent statutory auditors (réviseur(s) d’entreprises).
The auditors will be elected by the general meeting of shareholders by a simple majority of votes present or represented at the meeting, which will determine their number, for a period not exceeding six years. They will hold office until their successors are elected. They shall be eligible for re-election, but they may be removed at any time, with or without cause, by a resolution adopted by a simple majority of votes present or represented at the meeting.
Chapter IV. Meetings of Shareholders
Art. 20. Annual General Meeting.   The annual general meeting will be held in accordance with provisions of Article 450-8 of the Law at the registered office of the Company or at such other place as may be specified in the convening notice and at such time as specified in the convening notice of the meeting.
If such day is a public holiday, the meeting will be held on the next following business day. Such meetings shall be validly held if at least 33 1/3% of the issued share capital of the Company is present or represented.
Art. 21. Other General Meetings of Shareholders.   The Board of Directors may convene other general meetings. Such meetings must be convened if shareholders representing at least ten percent (10%) of the Company’s share capital so require in writing with an indication of the agenda of the upcoming meeting. If the general meeting is not held within one month of the scheduled date, it may be convened by an agent designated by the presiding judge of the Tribunal d’Arrondissement dealing with commercial matters and hearing interim relief matters, upon the request of one or more shareholders representing the ten percent (10%) threshold. General meetings of shareholders, including the annual general meeting, may be held abroad if, in the discretion of the Board of Directors, circumstances of force majeure so require.
Art. 22. Powers of the Meeting of Shareholders.   Any regularly constituted general meeting of shareholders of the Company represents the entire body of shareholders.
Subject to all the other powers reserved to the Board of Directors or by the Law or the Articles, the general meeting of shareholders has the broadest powers to adopt, carry out or ratify any act relating to the operations of the Company.
The shareholders shall neither participate in nor interfere with the management of the Company.
In accordance with the provisions of Article 450-1 (8), paragraph 1 of the Law, the Board of Directors shall be authorized to suspend the voting rights of the shareholders who fail to comply with their obligations under these Articles or the provisions of any agreement which may be entered into among the shareholders from time to time.
Art. 23. Procedure, Vote.   The general meeting of shareholders will meet upon call by the Board of Directors or the auditor(s) made in compliance with Luxembourg law and the present Articles.
The record date for general meetings shall be set by the Board of Directors before the date of the general meeting (the “Record Date”).
Shareholders shall notify the Company of their intention to participate in the general meeting in writing by post or electronic means at the postal or electronic address indicated in the convening notice, no later than the day determined by the Board of Directors, which may not be earlier than the Record Date, indicated in the convening notice.

The documents required to be submitted to the shareholders in connection with the general meeting shall be posted on the Company’s corporate website or available for inspection at the Company’s registered offices, as may be required by applicable law.
The convening notice sent to the shareholders in accordance with the Law will specify the time and place of the meeting, as well as the agenda and the nature of the business to be transacted.
A shareholder may act at any meeting of shareholders by appointing in writing, whether in original or by electronic means (valid under Luxembourg law), as his or her proxy another person who need not be a shareholder and by notifying such appointment by post or by electronic means at the postal or electronic address indicated in the convening notice.
The Board of Directors may determine all other conditions that must be fulfilled in order to take part in a general meeting of shareholders. The Chair or another person appointed by the Board shall chair the general meeting of shareholders.
~~Except as otherwise required by the Law or by the present Articles, all other resolutions will be taken by a simple majority of votes irrespective of the number of Shares present or represented at the meeting.~~
Resolutions to amend these Articles or change the Company’s nationality and resolutions whose adoption is subject, pursuant to these Articles or the Law, to the quorum and majority required to amend the Articles must be approved by at least two thirds (2/3) of the votes cast in accordance with the provisions of Article 450-3 of the Law at a meeting at which at least half  (1∕2) the issued and outstanding shares are present or represented. If this quorum is not met at the first meeting, a second meeting, with the same agenda, may be called, in accordance with the provisions of the Act, for which a quorum of 33 1/3% shall be required.
All other decisions must be approved by the general meeting of shareholders by a simple majority of the votes cast, and a quorum of 33 1/3% shall be required.
When organizing a general meeting, the Board of Directors may in its sole discretion allow the following forms of participation by electronic means: (i) real time transmission of the general meeting; (ii) real time two-way communication enabling shareholders to address the general meeting from a remote location; or (iii) a mechanism for casting votes, whether before or during the general meeting, without the need to appoint a proxyholder physically present at the meeting.
The Board of Directors may also determine that shareholders may vote from a remote location by correspondence, by completing a voting form provided by the Company which includes the following information:
•
The name, address and any other pertinent information concerning the shareholder.

•
The number of votes the shareholder wishes to cast, the direction of his or her votes, or his or her abstention.

•
The agenda of the meeting including the draft of resolutions.

•
The option to vote by proxy for any new resolution or any modification of the resolutions properly submitted to the general meeting between the date the shareholder submits his or her form through the meeting date.

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The signature of the shareholder.

A shareholder using a voting form and who is not directly recorded in the register of shareholders must annex to the voting form a confirmation of his or her shareholding as of the Record Date as provided in these Articles. Once submitted to the Company, voting forms can neither be retrieved nor cancelled, except that if a shareholder has included a proxy to vote in the circumstances contemplated in the fourth bullet point above, then the shareholder may cancel such proxy or give new voting instructions with regard to the relevant items by written notice as described in the convening notice, before the date specified in the voting form.
Any shareholder who participates in a general meeting of the Company by the forgoing means shall be deemed to be present, shall be counted when determining a quorum and shall be entitled to vote on all agenda items of the general meeting.

The Board of Directors may adopt any regulations and rules concerning the participation of shareholders at general meetings in accordance with the Law, including with respect to ensuring the identification of shareholders and proxyholders and the safety of electronic communications.
~~Any resolution whose purpose is to amend the present Articles, to change the nationality or whose adoption is subject by virtue of these Articles or, as the case may be, the Law to the quorum and majority rules set for the amendment of the Articles will be taken by two-thirds of shareholders representing at least half of the issued share capital of the Company.~~
The commitments of the shareholders may be increased only with the unanimous consent of the shareholders.
Shareholders representing at least ten percent (10%) of the Company’s share capital may request in writing that additional items be included on the agenda of any general meeting. Such request shall be addressed to the registered office of the Company by registered letter at least five (5) days before the date on which the general meeting shall be held.
If all the shareholders are present or represented at a general meeting of shareholders and if they state that they have been informed of the agenda of the meeting, the meeting may be held without prior notice.
One vote is attached to each Share.
Copies or extracts of the minutes of the resolutions passed by the general meeting of shareholders shall be certified by the ~~Chairman~~Chair or by the Secretary.
Chapter V. Financial Year, Distribution of Profits
Art. 24. Financial Year.   The Company’s financial year begins on the first day of the month of January and ends on the last day of the month of December every year.
Art. 25. Adoption of Financial Statements.   At the end of each financial year, the accounts are closed and the Board of Directors draws up an inventory of assets and liabilities, the balance sheet and the profit and loss account, in accordance with the Law.
The balance sheet and the profit and loss account are submitted to the general meeting of shareholders for approval.
Art. 26. Appropriation of Profits.   From the annual net profits of the Company, five percent (5%) shall be allocated to the reserve required by the Law. That allocation will cease to be required as soon and as long as such reserve amounts to ten percent (10%) of the issued share capital of the Company.
Upon recommendation of the Board of Directors, the general meeting of shareholders shall determine how the remainder of the annual net profits will be disposed. It may decide to allocate the whole or part of the remainder to a reserve or to a provision reserve, to carry it forward to the next following financial year or to distribute it to the shareholder(s) as dividends.
Subject to the conditions fixed by the Law and these Articles, the Board of Directors may pay interim dividends. The Board of Directors fixes the amount and the date of payment of any such interim dividends. Any share premium, assimilated premiums and other distributable reserves may be freely distributed to the shareholders (also via an interim dividend) by a resolution of the shareholders or the Board of Directors, subject to the provisions of the Law and these Articles.
Chapter VI. Dissolution, Liquidation of the Company
Art. 27. Dissolution, Liquidation.   Upon the affirmative proposal of the Board of Directors, the Company may be dissolved by a decision of the general meeting of shareholders voting with the same quorum and majority as for the amendment of these Articles, unless otherwise provided by the Law.
Should the Company be dissolved, the liquidation will be carried out by one or more liquidators (who may be physical persons or legal entities) appointed by the general meeting of shareholders, which will determine their powers and their compensation.

After payment of all the debts of and charges against the Company and of the expenses of liquidation, the net assets shall be distributed equally to the shareholders pro rata to the number of the Shares held by them.
Application for dissolution of the Company for just cause may however be made to the court. Except in the case of dissolution by court order, dissolution of the Company may take place only pursuant to a resolution adopted by the shareholders’ meeting in accordance with Articles 22 and 23.
Chapter VII. Applicable Law
Art. 28. Applicable Law.   All matters not governed by these Articles shall be determined in accordance with applicable Luxembourg Law.
SUIT LA TRADUCTION ~~FRANCAISE~~FRANÇAISE DU TEXTE QUI ~~PRECEDE~~PRÉCÈDE :
Chapitre I er . Forme, Dénomination Sociale, Siège, Objet, Durée
Art. 1 ~~er~~ . Forme, Dénomination Sociale.   Il est formé par le(s) souscripteur(s) et toutes les personnes qui pourraient devenir détenteurs des actions de la société émises ~~ciaprès~~ci-après, une société sous la forme d’une société anonyme (la “Société”) régie par les lois du Grand-Duché de Luxembourg, notamment par la loi du 10 août 1915 concernant les sociétés commerciales, telle que modifiée (la “Loi”), par l’article 1832 du Code Civil luxembourgeois, tel que modifié (le “Code Civil”), ainsi que par les présents statuts (les “Statuts”).
La Société ~~adopte~~existe sous la dénomination “Altisource Portfolio Solutions S.A.”
Art. 2. Siège Social.   Le siège social est établi à la ville de Luxembourg ~~Ville~~. Le Conseil d’Administration (tel que défini à l’article 11), est autorisé à changer l’adresse du siège social de la Société au sein du Grand-Duché de Luxembourg et à modifier ces Statuts en conséquence.
Des succursales ou autres bureaux peuvent être établis soit au Grand-Duché de Luxembourg, soit à l’étranger par une décision du Conseil d’Administration. Si le Conseil d’Administration détermine que des événements extraordinaires d’ordre politique, économique ou social sont de nature à compromettre l’activité normale de la société au siège social ou la communication aisée avec ce siège ou entre ce siège et des personnes à l’étranger ou que de tels événements sont imminents, il pourra transférer temporairement le siège social à l’étranger jusqu’à cessation complète de ces circonstances anormales. Ces mesures provisoires n’auront aucun effet sur la nationalité de la Société, laquelle, nonobstant ce transfert provisoire du siège, restera régie par la loi du Grand-Duché de Luxembourg. Ces mesures temporaires seront prises et notifiées aux parties intéressées par un des organes ou personnes en charge de la gestion journalière de la Société.
Art. 3. Objet.   La Société a pour objet la prise de participations directes ou indirectes, la gestion continue et la vente de ces participations, sous n’importe quelle forme, dans toutes entreprises luxembourgeoises et étrangères, en particulier dans les domaines de l’outsourcing, la gestion de relation clientèle et les services de technologie dans l’immobilier, les hypothèques et les industries des services financiers au consommateur ainsi que l’administration, la gestion et la mise en valeur de ces participations. La Société peut aussi détenir, gérer et exploiter les droits de propriété intellectuelle et prester des services à d’autres sociétés du groupe et à des tiers.
La Société peut (i) investir, acquérir, vendre, octroyer ou émettre des prêts, des obligations ou autres instruments de dettes, des actions, des bons de souscription et autres instruments de capital incluant sans s’y limiter des actions, prêts, obligations, reconnaissances de dettes et autres formes de dettes, actions de capital-actions, participations dans une association (limited partnership), participations dans une société à responsabilité limitée (limited liability company), effets, débentures, actions préférentielles, valeurs mobilières et swaps et toute combinaison de ce qui précède, qu’ils soient facilement réalisables ou non, ainsi que des engagements (incluant mais non limité à des engagements relatives à des valeurs synthétiques) de sociétés, entités ou autres personnes juridiques de tout type; (ii) s’engager dans d’autres activités que la Société juge nécessaires, souhaitables, utiles, accessoires à ou non incompatibles avec ce qui précède; et (iii) accorder des gages, des garanties et des contrats d’indemnisation, de toute nature, à des entités luxembourgeoises ou aux entités étrangères en ce qui concerne ses propres obligations et dettes ou des obligations et dettes de toute autre personne.
La Société peut aussi utiliser ses fonds pour investir dans l’immobilier, les droits de propriété intellectuelle ou dans tout autre actif mobilier ou immobilier de toute sorte ou toute forme. De manière générale, la Société peut effectuer toute opération commerciale, industrielle ou financière qu’elle jugera utile dans l’accomplissement et le développement de son objet.
La Société peut également accorder toute forme d’assistance financière aux entreprises dans lesquelles la Société a une participation ou qui font partie du groupe de sociétés auxquelles appartient la Société, y compris, mais sans s’y limiter, l’octroi de prêts et la fourniture de garanties ou de titres sous quelque forme que ce soit. La Société peut mettre en garantie, transférer, grever ou créer autrement une sûreté sur certains actifs ou sur l’ensemble de ses actifs.
De plus, la Société peut accorder occasionnellement une assistance sous quelque forme que ce soit (y compris, mais sans s’y limiter à l’octroi d’avances, des prêts, des crédits, des garanties ou de sûretés) à des tiers autres que le groupe de sociétés auxquels appartient la Société, sous réserve que cette assistance relève de l’intérêt de la Société et sous réserve que cette assistance ne déclenche aucune exigence d’une autorisation de la part de la Société. La Société peut participer à la création, au développement, à la gestion et au contrôle de toutes sociétés ou entreprises, directement ou indirectement, qui ont des objets similaires ou dont les objets sont étroitement liés à son propre objet.
D’une manière générale, la Société peut effectuer toute opération commerciale, industrielle ou financière et s’engager dans toute autre activité qu’elle jugera nécessaire, conseillée, appropriée, incidente à, ou non contradictoire avec l’accomplissement et le développement de ce qui précède.
Art. 4. Durée.   La Société est constituée pour une durée illimitée.
Chapitre II. Capital Social, Actions
Art. 5. Capital Social.   Le capital social de la Société est fixé à ~~huit~~ cent onze mille cent quatre-vingt-neuf ~~mille cinq cent dix-neuf~~ dollars américains et quatre-vingt-~~cinq~~dix centimes (~~889.519,25~~111.189,90 USD) représenté par ~~quatre-vingt-huit~~onze millions ~~neuf~~ cent ~~cinquante-et-un~~ dix-huit mille neuf cent quatre-vingt-~~cinq (88.951.925~~dix (11,118,990) actions ordinaires ~~de la Société~~ sans ~~désignation de~~ valeur nominale. ~~Au sens des~~Dans les présents Statuts, ~~on entend par «~~ “Actions ~~»~~” désigne les actions ordinaires de la ~~société~~Société sans ~~désignation de~~ valeur nominale.
~~Outre le~~En plus du capital social, ~~des comptes de primes d’émission sur lesquels toute~~ un compte de prime ~~payée sur une Action en plus de sa valeur nominale peut être transférée et des comptes d’apport~~d’émission et/ou un compte d’apport en capital (compte 115~~, «~~ “Apport en capitaux propres non rémunéré par des titres ~~») peuvent~~”) peut être ~~établis~~établi. Le Conseil ~~d’administration~~d’Administration est autorisé à affecter ~~tout~~la totalité ou une partie des comptes de primes ~~d’émission~~d’émission et des comptes ~~d’apport~~d’apport en capital ~~versés sur les actions~~aux Actions émises par la Société, de temps à ~~l’un ou l’autre des postes suivants, ou aux deux, selon ce qu’il jugera~~autre, comme il le juge approprié à l’un ou à l’autre des éléments suivants:
•
une réserve distribuable à utiliser pour ~~des~~les distributions de toute nature à effectuer par la Société ;

•
une réserve spéciale ~~telle que~~ prévue par les articles 430-18, 430-22 et 461-2 de la ~~loi~~Loi.

Art. 6. Capital Social Autorisé.   Le capital social autorisé de la Société est fixé à un million neuf cent dix-huit mille trois cent vingt-neuf dollars américains et quatre-vingt-deux centimes (1.918.329~~.~~,82 USD) divisé en cent quatre-vingt-onze ~~mille~~millions huit cent trente-deux mille neuf cent quatre-vingt-deux (191.832.982) ~~actions ordinaires de la Société~~Actions sans valeur nominale. Le Conseil ~~d’administration~~d’Administration, est autorisé, pendant une période se terminant cinq (5) ans après la date de publication du procès-verbal ~~de l’assemblée~~d’assemblée générale extraordinaire du 18 février 2025 ~~dans la gazette électronique RESA (~~, au Recueil Electronique des Sociétés et Associations~~) à :~~ de:
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réaliser toute augmentation du capital social émis dans les limites du capital social autorisé~~,~~ en une ~~ou plusieurs~~seule fois~~,~~ ou par ~~l’émission de nouvelles Actions~~tranches successives, par émission d’Actions, l’octroi d’options, de bons de ~~souscriptions~~ souscription ou d’autres instruments similaires ~~pouvant être exercés~~exerçables en Actions, de droits de ~~souscription d’Actions contre paiement~~souscrire à des Actions à libérer par voie de versements en espèces ou d’apports en nature ~~;~~, par ~~la conversion~~transformation de créances ~~;~~, par l’augmentation ~~de la valeur nominale~~du pair comptable des ~~Actions~~actions existantes ~~;~~ ou de toute autre manière ~~décidée~~à décider par le Conseil

~~d’administration~~d’Administration jusqu’à ~~un montant~~concurrence de un million neuf cent dix-huit mille trois cent vingt-neuf dollars américains et quatre-vingt-deux centimes (1.918.329,82 USD).
•
~~émettre des bons de souscription, des options~~Emettre tout warrant, option ou ~~d’autres instruments similaires donnant droit à des~~tout autre instrument similaire exerçable en actions, ~~des~~ droits de souscription ~~d’actions~~à des actions et ~~fixer~~définir les termes et conditions de ces instruments.

•
déterminer les ~~termes~~modalités et les conditions ~~de toute~~d’une augmentation du capital social émis, ~~y compris~~incluant, mais ~~sans s’y limiter~~pas uniquement, le lieu et la date de l’émission ou des émissions successives, le prix d’émission, le ~~montant des~~nombre d’Actions nouvelles ~~Actions~~ à émettre, ~~si~~que les nouvelles Actions ~~doivent être émises et souscrites~~soient à émettre ou souscrire, avec ou sans prime d’émission et les conditions et modalités de souscription et de libération des Actions nouvelles (en ~~espèces~~espèce ou en nature ou par incorporation de réserves disponibles ~~ou de fonds disponibles~~ sur le compte d’apport en capital (compte 115 ~~«~~ “Apport en capitaux propres non rémunéré par des titres ~~»,~~”), sur le compte de ~~primes~~prime d’émission ou les bénéfices non distribués). Si la contrepartie payable à la Société pour ~~des~~les Actions nouvellement émises ~~dépasse la valeur nominale~~excède le pair comptable de ces Actions, ~~l’excédent doit être traité~~l’excès est à traiter comme ~~une~~de la prime d’émission ~~relative~~relatives aux Actions dans les livres ~~comptables~~ de la Société~~.~~;

•
~~limiter ou~~ supprimer ou limiter le droit de souscription préférentiel des actionnaires réservé aux seuls actionnaires existants ~~en~~dans le cas d’émission ~~d’actions~~d’Actions contre paiement en ~~espèces, en émettant des actions pour un~~numéraire, par émission d’Actions jusqu’à concurrence d’un montant ne dépassant pas le capital social autorisé et en annulant ou en limitant le droit préférentiel de souscription des actionnaires existants ~~de souscrire ces~~aux Actions ~~dans le cadre du~~relatives au programme d’options d’achat ~~d’Actions pour les~~d’actions des salariés de la ~~société~~Société.

•
~~prendre toutes les mesures nécessaires~~faire tout ce qu’il sera nécessaire pour modifier ~~les articles~~l’article 5 et l’article 6 des Statuts afin ~~d’enregistrer~~de constater la modification du capital social émis et du capital social autorisé à la suite d’une augmentation ~~en vertu~~de capital réalisée sur base du présent article. Le Conseil ~~d’administration~~d’Administration est ~~habilité~~autorisé à ~~prendre~~faire ou à autoriser tous les ~~mesures nécessaires à~~actes requis pour l’exécution et ~~à~~ la publication ~~de cette~~d’une telle modification ~~conformément à~~en accord avec la ~~loi. En outre,~~Loi. Par ailleurs le Conseil ~~d’administration~~d’Administration peut déléguer à ~~tout~~n’importe quel Administrateur (tel que défini à l’article 11) ou dirigeant de la Société ~~dûment autorisé~~, à un comité ~~désigné par celle-ci~~dûment mandaté ou à toute ~~autre~~ personne dûment ~~autorisée, les fonctions d’acceptation des~~ autorisé, le pouvoir d’accepter les souscriptions et de ~~réception des paiements~~recevoir paiement pour les Actions ou de faire tout ce ~~qui est~~qu’il sera nécessaire pour modifier ~~les articles~~l’article 5 et 6 des ~~présents~~ Statuts afin ~~d’enregistrer~~de constater la modification ~~du capital social~~ des Statuts à la suite d’une augmentation ~~en vertu du~~de capital réalisée conformément au présent article.

Après chaque augmentation du capital social émis ~~conformément à ce qui précède~~comme décrit ci-dessus, les présents Statuts ~~seront~~devront être modifiés pour refléter ~~cette~~une telle augmentation, sans ~~qu’il soit nécessaire d’obtenir une nouvelle approbation~~nécessiter l’approbation additionnelle des actionnaires de la Société.
Art. 7. Actions.   Chaque Action sera et restera sous forme nominale. Les actionnaires n’auront pas le droit de demander la conversion des actions en Actions au porteur.
Un registre des actions sera disponible pour consultation par les actionnaires de la Société au siège social de la Société conformément aux dispositions de l’Article 430-3 de la Loi et moyennant un préavis raisonnable. Chaque actionnaire a le droit de consulter le registre pendant les heures ouvrables normales conformément aux dispositions de la Loi.
Chaque actionnaire notifiera à la Société tout changement d’adresse par voie de lettre recommandée. La Société pourra se prévaloir de la dernière adresse ainsi communiquée.
La propriété des Actions résultera des inscriptions contenues dans ledit registre.
Toute personne qui est tenue de déclarer la propriété des Actions sur l’Annexe 13D ou 13G conformément à la Règle 13d-1 ou les changements dans cette propriété conformément à la Règle 13d-2, chacune telle qu’elle a été

promulguée par la Securities and Exchange Commission des États-Unis en vertu du Securities Exchange Act de 1934, tel que modifié, doit notifier au Conseil d’Administration de la Société immédiatement après une acquisition ou une disposition à des fins déclarables et, en aucun cas plus tard que la date de dépôt de cette annexe 13D ou 13G, la proportion d’Actions détenue par la personne concernée suite à l’acquisition ou la disposition.
Tout transfert d’Actions devra être inscrit au registre des actions conformément à la loi applicable. Le Conseil d’Administration de la Société peut déléguer ses pouvoirs en ce qui concerne l’inscription de ces transferts dans le registre des actions.
Chaque Action est indivisible. En cas de détention d’une Action par plus d’une personne, la Société a le droit de suspendre les droits attachés (à l’exception des droits d’information prévus par l’article 461-6 de la Loi) jusqu’à ce qu’une seule personne ait été désignée comme son détenteur envers la Société.
Lorsque les Actions sont enregistrées dans le registre des actionnaires au nom d’une ou plusieurs personnes sous le nom d’un système de règlement des titres ou d’un opérateur d’un tel système de règlement des titres ou d’un opérateur d’un tel système ou au nom d’un dépositaire professionnel de titres ou de tout autre dépositaire (ces systèmes, professionnels et autres dépositaires étant ci-après définis comme étant des “Dépositaires” et individuellement un “Dépositaire”) ou d’un sous-dépositaire désigné par un ou plusieurs Dépositaires(les “Détenteurs Indirects”), la Société, à condition d’avoir reçu un certificat en bonne et due forme du Dépositaire qui garde les Actions, permettra aux Détenteurs Indirects d’exercer les droits attachés à ces Actions, y compris l’admission et le vote aux assemblées générales, et considérera ces personnes comme étant des actionnaires pour les besoins de l’article 9. Le Conseil d’Administration peut déterminer les conditions formelles auxquelles ces certificats doivent se conformer.
Nonobstant ce qui précède, la Société fera des paiements, sous forme de dividendes ou autrement, en espèces, actions ou tout autre actif, uniquement dans les mains du Dépositaire ou du sous-dépositaire inscrit au registre des actions de la Société ou conformément à leurs instructions, et ce paiement libérera la Société de toutes ses obligations relatives à celui-ci.
Art. 8. Paiement des Actions.   Les paiements sur les Actions non entièrement libérés à la date de la souscription devront être effectués au moment et selon les conditions qui seront fixées de périodiquement par le Conseil d’Administration, conformément à la Loi. Toute somme appelée sur les Actions sera prélevée également sur toutes les Actions non encore libérées.
Art. 9. Augmentation et Réduction du Capital Social.   Le capital social émis et le capital social autorisé de la Société peut être augmenté ou réduit, en une ou en plusieurs fois, par résolution de l’assemblée générale des actionnaires votant aux conditions de quorum et de majorité déterminées par ces Statuts ou, le cas échéant, par la Loi pour toute modification des statuts. À moins d’être émises en vertu d’une décision du Conseil d’Administration ou d’un représentant dûment autorisé de celui-ci, suite aux pouvoirs conférés au Conseil d’Administration, des articles 5 et 6, les nouvelles Actions devant être souscrites par un apport en numéraire seront proposées par préférence aux actionnaires existants, au prorata de la part du capital social détenue par ces actionnaires. Le Conseil d’Administration, déterminera le délai dans lequel le droit préférentiel de souscription devra être exercé. Ce délai ne pourra pas être inférieur à trente (30) jours.
Nonobstant ce qui précède, l’assemblée générale des actionnaires, votant aux conditions de quorum et de majorité requises pour toute modification des Statuts pourra limiter ou révoquer le droit préférentiel de souscription, ou autoriser le Conseil d’Administration à agir ainsi en cas d’augmentation du capital social dans le cadre du capital autorisé.
Le droit préférentiel de souscription pourra aussi être révoqué individuellement par les actionnaires, ou par l’assemblée générale, votant aux conditions de quorum et de majorité requises pour les modifications des Statuts et à la condition que la suppression du droit de souscription préférentiel soit expressément mentionnée dans la liste des actionnaires présents.
Le droit de souscription préférentiel n’est pas applicable lorsque le capital social est augmenté par apports en nature.
Art. 10. Acquisition ou Rachat d’Actions Propres.   La Société peut acquérir ou racheter ses propres Actions conformément à la Loi Elle peut détenir les Actions ainsi acquises ou rachetées. Dans le présent article 10, les “Actions propres” correspondent aux Actions acquises ou rachetées et détenues par la Société.

Les droits de vote attachés aux Actions Propres sont suspendus et ne sont pas pris en compte dans la détermination du quorum et de la majorité aux assemblées générales des actionnaires. Le Conseil d’Administration est autorisé à suspendre le droit au dividende attaché aux Actions Propres. Dans ce cas, le Conseil d’Administration peut décider sur le bénéfice distribuable conformément à l’article 430-18 de la Loi.
Chapitre III. Administrateurs, Conseil d’~~Administrtion~~Administration, Commissaires aux comptes
Art. 11. Conseil d’Administration.   La Société est dirigée par un conseil d’administration (le “Conseil d’Administration”) composé d’au moins trois (3) membres et au maximum de sept (7) membres (chacun d’entre eux désigné comme un “Administrateur”) qui ne devront pas être des actionnaires.
L’/Les Administrateur(s) est/sont nommé(s) par l’assemblée générale des actionnaires, qui fixe leur nombre et la durée de leur mandat, qui n’excédera pas six (6) ans et ils resteront en fonction jusqu’à ce que leurs successeurs soient élus. L’/Les Administrateur(s) peuvent être réélus pour des mandats successifs et peuvent être révoqués à tout moment, avec ou sans motif, par une résolution de l’assemblée générale des actionnaires.
Si une personne morale est nommée aux fonctions d’Administrateur, il devra désigner une personne physique en qualité de représentant permanent, qui représentera la personne morale en tant que membre du Conseil d’Administration, conformément à l’article 441-3 de la Loi. En cas de vacance au Conseil d’Administration, si applicable, l’/les Administrateur(s) restant(s) pourra/pourront se réunir et élire un administrateur pour remplir ce poste vacant à titre provisoire jusqu’à la prochaine assemblée générale des actionnaires.
Art. 12. Réunions du Conseil d’Administration.   Le Conseil d’Administration choisira parmi ses membres un président (le “Président”). Il pourra également choisir un secrétaire qui n’a pas besoin d’être Administrateur et qui sera responsable des ~~procèsverbaux~~procès-verbaux des réunions du Conseil d’Administration et des assemblées générales des actionnaires (le “Secrétaire”). Si le Secrétaire n’est pas un Administrateur, une telle personne devra observer les dispositions relatives à la confidentialité telles qu’énoncées à l’article 15 des présents Statuts sous la responsabilité du Conseil d’Administration.
Le Conseil d’Administration se réunira sur convocation du Président. Une réunion du Conseil d’Administration devra être convoquée si deux Administrateurs le requièrent.
Le Président présidera toutes les réunions du Conseil d’Administration ~~et des actionnaires~~, sauf ~~en~~qu’en son absence, le Conseil d’Administration ~~désignera~~pourra désigner un autre Administrateur ~~comme président pro tempore à~~pour présider la ~~majorité des personnes présentes ou représentées lors d’une telle~~ réunion.
Sauf en cas d’urgence ou avec l’accord préalable de toutes les personnes autorisées à participer, une convocation écrite de toute réunion du Conseil d’administration sera donnée avec un préavis d’au moins vingt-quatre (24) heures. La convocation indiquera le lieu, la date et l’heure de la réunion, ainsi que l’ordre du jour et la nature des questions à traiter.
Il pourra être passé outre cette convocation avec l’accord écrit unanime de tous les Administrateurs. Une convocation spéciale ne sera pas requise pour les réunions se tenant à une date et à un endroit déterminés dans un calendrier préalablement adopté par le Conseil d’Administration.
Les réunions du Conseil d’administration se tiendront à l’endroit indiqué dans la convocation à la réunion.
Tout Administrateur pourra se faire représenter aux réunions du Conseil d’Administration en désignant par écrit un autre Administrateur comme son mandataire.
Le quorum du Conseil d’Administration ou de l’un de ses Comités (tel que défini à l’article 16) correspond à la présence ou la représentation d’au moins cinquante pour cent (50%) des Administrateurs ou des membres du Comité, le cas échéant, en fonction (étant entendu que la présence ou la représentation d’au moins deux (2) membres du Conseil d’administration ou du Comité, le cas échéant, est requise).
Les décisions sont prises à la majorité des votes des Administrateurs présents ou représentés à la réunion. En cas d’égalité des voix, le ~~vote du Président sera prépondérant.~~ Président, ou, le cas échéant, le président pro tempore, aura voix prépondérante.

Un ou plusieurs Administrateurs peuvent participer à une réunion par conférence téléphonique, vidéoconférence ou tout moyen de télécommunication similaire permettant à plusieurs personnes y participant de communiquer simultanément l’une avec l’autre. De telles participations doivent être considérées comme équivalentes à une présence physique à une réunion tenue au siège social de la Société.
~~Dans les cas requis par l’urgence, une~~Une décision écrite ~~prise par voie circulaire et exprimée par câble, télécopie ou tout autre moyen de communication similaire~~, signée par tous les ~~administrateurs~~Administrateurs, est correcte et valable comme si elle avait été adoptée lors d’une réunion du ~~conseil d’administration~~Conseil d’Administration dûment convoquée et tenue. Une telle décision peut être consignée dans un document unique, signée par tous les Administrateurs, ou dans ~~plusieurs~~ documents ~~distincts ayant le même contenu et~~identiques séparés, chacun ~~d’eux étant~~d’eux signé par un ~~ou plusieurs Administrateurs.~~ Administrateur.
Les Administrateurs assument, en vertu de leur mandat, aucune responsabilité personnelle pour un engagement valablement pris par eux au nom de la Société.
Art. 13. Procès-verbaux du Conseil d’Administration.   Les procès-verbaux de la réunion du Conseil d’Administration doivent être signés par ~~tous les Administrateurs présents et capables d’exercer leur droit de vote. Toutes les procurations y seront annexées.~~ le Président ou le Secrétaire.
Les copies ou les extraits de ceux-ci doivent être certifiées par le Secrétaire du Conseil d’Administration.
Art. 14. Pouvoirs Généraux des Administrateurs.   Le Conseil d’Administration est investi des pouvoirs les plus étendus pour agir au nom et pour le compte de la Société et pour accomplir et autoriser tous les actes d’administration ou de disposition qui sont nécessaires ou utiles pour la réalisation de l’objet social de la Société. Tous les pouvoirs qui ne sont pas expressément réservés par la Loi ou par les présents Statuts à l’assemblée générale des actionnaires sont de la compétence du Conseil d’Administration.
Le Conseil d’Administration, peut librement décider de rembourser tout compte de prime d’émission ou les réserves disponibles ou les fonds disponibles sur le compte d’apport en capital (compte 115 “Apport en capitaux propres non rémunéré par des titres”) de la Société à ses actionnaires, conformément aux dispositions de la Loi.
Art. 15. Confidentialité.   Après le terme de leur mandat, le(s) Administrateur(s) resteront tenus de ne pas révéler les informations relatives à la Société qui pourraient contrevenir aux intérêts de cette dernière, sauf si la révélation de ces informations est requise par la loi ou l’intérêt public, conformément à et sous réserve des dispositions de l’Article 444-6 de la Loi.
Art.16. Comités, Délégation de Pouvoir.   Le Conseil d’Administration peut nommer des comités, incluant sans s’y limiter, un Comité Exécutif, un Comité d’Audit, un Comité de Nomination et de Gouvernance et un Comité de Compensation (un “Comité” et collectivement des “Comités”). Le Conseil d’Administration déterminera la composition et l’objet de chacun de ces Comités.
Le Conseil d’Administration peut déléguer ses pouvoirs relatifs à la conduite de la gestion et des affaires journalières de la Société à un ou plusieurs membres du Conseil d’Administration, gérants ou autre dirigeant qui n’ont pas besoin d’être actionnaire de la Société Actionnaire de la Société, y compris sous la forme d’un Comité Exécutif, selon les termes et les pouvoirs que le Conseil d’Administration déterminera.
Le Conseil d’Administration pourra également déléguer ses pouvoirs de direction à un comité de direction ou à un directeur général, conformément aux et sous réserves des dispositions de l’Article 441-11 de la Loi. Le Conseil d’Administration sera autorisé à déterminer les conditions de leur nomination, révocation, rémunérations (le cas échéant), durée de mandat et procédure décisionnelle. Le Conseil d’Administration supervisera le comité de direction et le directeur général, le cas échéant. Les membres du comité de direction et le directeur général, le cas échéant, devront se conformer à la procédure de conflits d’intérêts prévue à l’Article 441-12 de la Loi, ainsi qu’aux obligations de confidentialité prévues à l’Article 444-6 de la Loi.
Le Conseil d’Administration peut aussi conférer certains pouvoirs et/ou mandats spéciaux à un ou plusieurs membres du Conseil d’Administration ou à toute autre personne, qui n’a pas besoin d’être Administrateur ou actionnaire de la Société, agissant seul ou conjointement, selon les termes et avec les pouvoirs tels que déterminés par le Conseil d’Administration.

Lorsque le Conseil d’Administration délègue son pouvoir pour assurer la gestion journalière comme l’autorise les présents Statuts, alors le Conseil d’Administration doit reporter chaque année à l’assemblée générale annuelle des actionnaires le salaire, les honoraires, et tout avantage accordé au/aux délégué(s).
Art. 17. Représentation de la Société.   La Société sera engagée à l’égard des tiers par:
•
La signature conjointe de deux administrateurs;

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La signature individuelle du/des membre(s) d’un comité de direction, si un tel comité a été constitué par le Conseil d’Administration; et

•
La signature du directeur général, si un directeur général a été nommé par le Conseil d’Administration;

•
La signature individuelle de toute autre personne à qui le Conseil d’Administration a délégué la gestion journalière de la Société conformément au présent article, et seulement dans le cadre de la gestion journalière;

•
La signature individuelle de toute personne à laquelle l’autorité de signature a été déléguée par le Conseil d’Administration.

Art. 18. Conflit d’Intérêts.   Aucun contrat ou autre transaction entre la Société et toute autre société ou entreprise ne sera affecté ou invalidé du fait qu’un ou plusieurs Administrateurs, gérants, associés, membres, fondés de pouvoir ou employés de la Société ont un intérêt personnel ou en sont un administrateur, gérant, associé, membre, fondé de pouvoir ou employé d’une telle autre société ou entreprise. Sauf dispositions contraires ci-dessous, tout Administrateur, gérants, associés, membres, employés ou fondé de pouvoir valablement autorisé de la Société, en ce compris tout Administrateur qui remplira en même temps des fonctions de représentant valablement autorisé pour le compte d’une autre société ou firme avec laquelle la Société contractera ou entrera en toute relation d’affaire, ne sera pas, pour ce seul motif, automatiquement empêché de donner son avis ou d’agir quant à toutes opérations relatives à un tel contrat ou opération.
Nonobstant ce qui précède, au cas où un Administrateur ou un dirigent de la Société aurait un intérêt personnel dans une transaction de la Société, autre que les transactions conclues dans des conditions normales et entrant dans le cadre de la gestion quotidienne de la Société, il/elle devra faire connaitre au Conseil d’Administration (s’il en existe un) cet intérêt personnel et ne devra pas examiner ou voter une telle transaction, et cette transaction et l’intérêt de cet transaction et l’intérêt de cet administrateur ou dirigent de la Société devront être rapportés à la prochaine assemblée générale des actionnaires.
La Société doit indemniser (ou, le cas échéant, avancer à) tout Administrateur et ses héritiers, exécuteurs et administrateurs testamentaires, de ses dépenses raisonnables en relation avec toute action, procès ou procédure à laquelle il/elle a pu être partie en raison de sa fonction passée ou actuelle de Administrateur, ou, à la demande de la Société, de toute autre société dans laquelle la Société est Actionnaire ou créancière et par laquelle il/elle n’est pas autorisé à être indemnisé, excepté en relation avec les affaires pour lesquelles il/elle est finalement déclaré(e) dans de telles actions, procès et procédures responsable d’une grosse négligence ou d’une faute grave. En cas de règlement amiable d’un conflit, des indemnités doivent être accordées uniquement dans les matières en relation avec le règlement amiable du conflit pour lesquelles, selon le conseiller juridique de la Société, la personne indemnisée n’a pas commis une telle violation de ses obligations. Le droit à indemnité ci-avant n’exclut pas d’autres droits que la personne concernée pourrait revendiquer.
Art. 19. Commissaires aux Comptes.   Les comptes annuels de la Société seront audités par un ou plusieurs commissaires aux comptes, et, dans la mesure requise par la Loi, les règles et les règlements applicables, par un ou plusieurs réviseur(s) d’entreprises.
Les commissaires aux comptes ou, le cas échéant, le réviseur d’entreprises indépendant seront nommés par décision de l’assemblée générale des actionnaires, selon le cas, qui déterminera la rémunération du commissaire aux comptes ou du réviseur d’entreprises indépendant et la durée de leur mandat. Les commissaires aux comptes resteront en fonction jusqu’à ce que leurs successeurs soient élus. Ils sont rééligibles à la fin de leur mandat et ils peuvent être révoqués à tout moment, avec ou sans motif, par décision de l’assemblée générale des actionnaires.

Chapitre IV. Assemblée Générale des Actionnaires
Art. 20. Assemblée Générale des Actionnaires.   L’assemblée générale annuelle sera tenue conformément aux dispositions de l’article 450-8 de la Loi au siège social de la Société ou à un autre endroit tel qu’indiqué dans la convocation et à l’heure indiquée dans la convocation de l’assemblée.
Si ce jour est un jour férié au Luxembourg, l’assemblée se tiendra le premier jour ouvrable suivant. Ces réunions seront valablement tenues si au moins 33 1/3 % du capital social émis de la Société est présent ou représenté.
Art. 21. Autres Assemblées Générales des Actionnaires.   Le Conseil d’Administration peut convoquer d’autres assemblées générales. De telles assemblées doivent être convoquées si les actionnaires représentant au moins dix (10) pour cent du capital social de la Société le requièrent par écrit avec indication de l’ordre du jour de la réunion prévue. Si l’assemblée générale n’est pas tenue dans le mois suivant la date prévue, elle peut être convoquée par un agent désigné par le juge-président le Tribunal d’Arrondissement, section des affaires commerciales et statuant en référé, et ce à la requête d’un ou plusieurs actionnaires représentant le quota des dix pour cent (10%). Les assemblées générales des actionnaires, y compris l’assemblée générale annuelle, peuvent se tenir à l’étranger chaque fois que se produiront des circonstances de force majeure qui seront appréciées souverainement par le Conseil d’Administration.
Art. 22. Pouvoirs de l’Assemblée Générale.   Toute assemblée générale des actionnaires de la Société régulièrement constituée représente l’ensemble des actionnaires.
Sous réserve de tous les autres pouvoirs réservés au Conseil d’Administration ou par la Loi ou les Statuts, l’assemblée générale des actionnaires a le plus large pouvoir d’adopter, d’exécuter ou de ratifier tout acte relatif aux opérations de la Société.
Les actionnaires ne doivent ni participer à ni interférer avec la direction de la Société.
Conformément aux dispositions du paragraphe 1 de l’article 450-1 (8)de la Loi, le Conseil d’Administration est autorisé à suspendre les droits de vote des actionnaires qui ne respectent pas leurs obligations en vertu des présents Statuts ou des dispositions de tout accord qui peut être conclu de temps à autre entre les actionnaires.
Art. 23. Procédure, Vote.   L’assemblée générale des actionnaires se réunit sur convocation du Conseil d’Administration, ou du commissaire aux comptes en conformité avec le droit luxembourgeois et les présents Statuts.
La date d’enregistrement des assemblées générales est fixée par le Conseil d’Administration avant la date de l’assemblée générale (la “Date d’Enregistrement”).
Les actionnaires doivent notifier à la Société leur intention de participer à l’assemblée générale par voie postale ou par tout moyen électronique à l’adresse postale ou électronique indiquée dans la convocation, au plus tard le jour fixé par le Conseil d’Administration, qui ne doit pas intervenir avant la Date d’Enregistrement, indiquée dans la convocation.
Les documents devant être soumis aux actionnaires dans le cadre de l’assemblée générale seront publiés sur le site web de la Société ou ~~pourront être consultés~~mis à disposition, à la demande d’un Actionnaire, pour consultation au siège social de la Société, ~~comme l’exige~~conformément aux exigences de la législation en vigueur.
La convocation envoyée aux actionnaires en conformité avec la Loi, spécifiera la date, l’heure, l’endroit ainsi que l’ordre du jour et la nature des questions devant être traitées lors de l’assemblée.
Un actionnaire peut agir à toute assemblée des actionnaires en désignant par écrit, en original ou par voie électronique (valable selon la loi Luxembourgeoise), en tant que son mandataire, une autre personne qui n’a pas besoin d’être actionnaire et en notifiant cette désignation par voie postale ou par tout moyen électronique à l’adresse postale ou électronique indiquée dans la convocation.
Le Conseil d’Administration peut déterminer toutes autres conditions qui doivent être remplies pour participer à une assemblée générale des actionnaires. Le Président ou toute autre personne désignée par le Conseil d’Administration présidera l’assemblée générale des actionnaires.

~~Sauf disposition contraire de la Loi ou des présents Statuts, toutes les autres résolutions seront prises à la majorité simple des voix quel que soit le nombre d’Actions présentes ou représentées à l’assemblée.~~
Les résolutions visant à modifier les présents Statuts ou à changer la nationalité de la Société, ainsi que les résolutions dont l’adoption est soumise, en vertu des présents Statuts ou de la Loi, au quorum et à la majorité requis pour modifier les Statuts, doivent être approuvées par au moins les deux tiers (2/3) des voix exprimées, conformément aux dispositions de l’article 450-3 de la Loi, lors d’une assemblée à laquelle au moins la moitié (1∕2) des actions émises et en circulation est présente ou représentée. Si ce quorum n’est pas atteint lors de la première assemblée, une seconde assemblée, avec le même ordre du jour, peut être convoquée conformément aux dispositions de la Loi, pour laquelle un quorum de 33 1∕3% sera requis.
Toutes les autres décisions doivent être approuvées par l’assemblée générale des actionnaires à la majorité simple des voix exprimées, et un quorum de 33 1∕3% sera requis.
Lors de l’organisation d’une assemblée générale, le Conseil d’Administration peut, à son entière discrétion, permettre la participation par voie électronique selon les suivantes: (i) transmission en temps réel de l’assemblée générale; (ii) communication dans les deux sens en temps réel permettant aux actionnaires de s’adresser à l’assemblée générale à distance; ou (iii) mécanisme permettant de voter, avant ou pendant l’assemblée générale, sans qu’il soit nécessaire de nommer un mandataire physiquement présent à l’assemblée.
Le Conseil d’Administration peut également déterminer que les actionnaires peuvent voter à distance par correspondance en remplissant un formulaire de vote fourni par la Société qui comprend les informations suivantes:
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Le nom, l’adresse et toute autre information pertinente concernant l’actionnaire.

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Le nombre de votes que l’actionnaire souhaite émettre, le sens de ses votes ou son abstention.

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L’ordre du jour de l’assemblée contenant le projet de résolutions.

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L’option de voter par procuration pour toute nouvelle résolution ou toute modification des résolutions dûment soumises à l’assemblée générale entre la date à laquelle l’actionnaire soumet son formulaire et la date de l’assemblée.

•
La signature de l’actionnaire.

Un actionnaire utilisant un formulaire de vote et qui n’est pas directement inscrit dans le registre des actionnaires doit annexer au formulaire de vote une confirmation de sa détention à compter de la Date d’Enregistrement conformément aux présents Statuts. Une fois soumis à la Société, les formulaires de vote ne peuvent ni être récupérés ni annulés, sauf si un actionnaire a inclu une procuration pour voter dans les circonstances envisagées dans le quatrième point ci-dessus, alors l’actionnaire peut annuler cette procuration ou donner de nouvelles instructions de vote en tenant compte des éléments pertinents par notification écrite telle que décrite dans la convocation, avant la date spécifiée dans le formulaire de vote.
Tout actionnaire qui participe à une assemblée générale de la Société par les moyens qui précèdent est réputé présent, sera pris en compte lors de la détermination du quorum et aura le droit de voter sur tous les points de l’ordre du jour de l’assemblée générale.
Le Conseil d’Administration peut adopter tout règlement et règle concernant la participation des actionnaires aux assemblées générales conformément à la Loi, y compris en ce qui concerne l’identification des actionnaires, les mandataires et la sécurité des communications électroniques.
~~Toute résolution ayant pour objet de modifier les présents Statuts, de modifier la nationalité ou dont l’adoption est assujettie en vertu de présents Statuts ou, selon le cas, par la Loi aux conditions de quorum et de majorité fixées pour la modification des Statuts sera prise par les deux tiers des actionnaires représentant au moins la moitié du capital social émis de la Société.~~
Les engagements des actionnaires ne peuvent être augmentés qu’avec le consentement unanime des actionnaires.
Les actionnaires représentant un minimum de dix pour cent (10%) du capital social de la société peuvent demander par écrit que des points supplémentaires soient ajoutés à l’ordre du jour de toute assemblée générale.

Une telle requête doit être adressée au siège social de la Société par courrier recommandé au moins cinq (5) jours avant la date à laquelle l’assemblée générale doit être tenue.
Si tous les actionnaires sont présents ou représentés à l’assemblée générale des actionnaires et déclarent avoir eu connaissance de l’ordre du jour de l’assemblée, l’assemblée pourra être tenue sans convocation préalable.
Un vote est attaché à chaque action.
Les copies ou les extraits des procès-verbaux de l’assemblée générale des actionnaires doivent être certifiées par le Président ou par le Secrétaire.
Chapitre V. Année Sociale, Répartition des Bénéfices
Art. 24. Année Sociale.   L’année sociale de la Société commence le premier jour du mois de Janvier et finit le dernier jour du mois de Décembre de chaque année.
Art. 25. Approbation des Comptes Annuels.   A la fin de chaque année sociale, les comptes sont clôturés et le Conseil d’Administration dresse un inventaire des actifs et des passifs, le bilan et le compte de résultat conformément à la Loi.
Le bilan et le compte de résultat sont soumis à l’assemblée générale des actionnaires pour approbation.
Art. 26.   Affectation des Bénéfices. Sur les bénéfices nets de la Société il sera prélevé cinq pour cent (5%) pour la formation d’un fonds de réserve légale. Ce prélèvement cesse d’être obligatoire lorsque et aussi longtemps que la réserve légale atteindra dix pour cent (10%) du capital social émis de la Société.
Sur recommandation du Conseil d’Administration, l’assemblée générale des actionnaires décide de l’affectation du solde des bénéfices annuels nets. Elle peut décider de verser la totalité ou une part du solde à un compte de réserve ou de provision, de le reporter à nouveau sur l’année financière suivante ou de le distribuer à l’/aux actionnaire(s) comme dividendes.
Sous réserve des conditions fixées par la Loi et les présents Statuts, le Conseil d’Administration est autorisé à verser des acomptes sur dividendes. Le Conseil d’Administration, fixe le montant et la date du versement de ces acomptes sur dividendes. Toute prime d’émission, primes assimilées et autres réserves distribuables peuvent être distribuées librement aux actionnaires (également par acompte sur dividendes) par une résolution des actionnaires ou du Conseil d’Administration, sous réserve des dispositions de la Loi et des présents Statuts.
Chapitre VI. Dissolution, Liquidation
Art. 27. Dissolution, Liquidation.   Sur approbation affirmative du Conseil d’Administration, la Société peut être dissoute par une décision de l’assemblée générale des actionnaires délibérant aux mêmes conditions de quorum et de majorité que celles exigées pour la modification des Statuts, sauf dispositions contraires de la Loi.
En cas de dissolution de la Société, la liquidation s’effectuera par les soins d’un ou de plusieurs liquidateurs (personnes physiques ou morales), nommés par l’assemblée générale des actionnaires qui déterminera leurs pouvoirs et leurs rémunérations.
Après paiement de toutes les dettes et charges de la Société, tous les taxes et frais de liquidation compris, l’actif net restant sera reparti équitablement entre tous les actionnaires au prorata du nombre d’Actions qu’ils détiennent.
La demande de dissolution de la Société pour une juste cause peut toutefois être faite devant le tribunal. Sauf en cas de dissolution par ordonnance du tribunal, la dissolution de la Société ne peut avoir lieu qu’en vertu d’une résolution adoptée par l’assemblée générale conformément aux articles 22 et 23.
Chapitre VII. Loi applicable
Art. 28. Loi applicable.   Toutes les matières qui ne sont pas régies par les présents Statuts seront réglées conformément au droit du Luxembourg.

~~POUR STATUTS COORDONNES,~~
~~Ettelbruck, le 4 mars 2025~~
~~Le notaire (s.): Marc ELVINGER~~
~~In case of discrepancies between the English and the French text, the English version will prevail.~~
~~En cas de divergences entre le texte anglais et le texte français, le texte anglais prévaudra.~~

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYALTISOURCE PORTFOLIO SOLUTIONS S.A.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the lnternet to transmit your voting instructions and for electronic delivery ofinformation up until 3:59 p.m. Eastern Time on May 12, 2025. Have your proxycard in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by Altisource Portfolio Solutions S.A.in mailing proxy materials, you can consent to receiving all future proxystatements, proxy cards and annual reports electronically via e-mail or the Internet.To sign up for electronic delivery, please follow the instructions above to voteusing the Internet and, when prompted, indicate that you agree to receive oraccess proxy materials electronically in future years.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.1.
Election of DirectorsThe Board of Directors recommends that you vote FOR thefollowing nominees:The Board of Directors recommends that you vote FOR thefollowing proposals:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.3. Proposal to approve our Luxembourg Annual Accounts for the yearended December 31, 2024 and consolidated financial statementsprepared in accordance with International Financial ReportingStandards (the "Consolidated Accounts" and, together withthe Luxembourg Annual Accounts, the "Luxembourg StatutoryAccounts") as of and for the year ended December 31, 20242. Proposal to approve the appointment of RSM US LLP as ourindependent registered public accounting firm for the year endingDecember 31, 2025 and until our 2026 annual general meeting ofshareholders, and the appointment of Atwell S.à.r.l. as our certifiedauditor (Réviseur d’Entreprises) for the same periodPlease indicate if you plan to attend this meeting.5. Proposal to allocate the results in the Luxembourg Annual Accountsfor the year ended December 31, 20246. Proposal to discharge each of our Directors for the performanceof their mandate for the year ended December 31, 2024 andour supervisory auditor (Commissaire aux Comptes) for theperformance of her mandate for the same period7. Proposal to approve, on a non-binding advisory basis, thecompensation of our Named Executive Officers as disclosed in theproxy statement4. Proposal to receive and approve our Directors’ report forthe Luxembourg Statutory Accounts for the year endedDecember 31, 2024 and to receive our supervisory auditor's(Commissaire aux Comptes) report for the Luxembourg AnnualAccounts for the same periodNOTE: Proxies will vote in their discretion upon such other businessthat may properly come before the Annual General Meeting and anyadjournment or postponement thereof.V68037-P299231a. John G. Aldridge, Jr.1b. Mary C. Hickok1c. Wesley G. Iseley1d. Joseph L. Morettini1e. Roland Müller-Ineichen1f. William B. Shepro1g. Matthew WinklerFor Against AbstainYes No! ! !! ! !! ! !! ! !! !ALTISOURCE PORTFOLIO SOLUTIONS S.A.! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !For Against AbstainFor Against Abstain! ! !SCAN TOVIEW MATERIALS & VOTE

V68038-P29923Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com.ALTISOURCE PORTFOLIO SOLUTIONS S.A.33, BOULEVARD PRINCE HENRI, L-1724 LUXEMBOURG CITY, GRAND DUCHY OF LUXEMBOURGREVOCABLE PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALTISOURCE PORTFOLIO SOLUTIONS S.A. FOR USE ONLY AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2025, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.The undersigned shareholder(s) hereby appoint(s), as proxy, William B. Shepro and Matias Canibe, or either of them (the "Proxies"), with full powers of substitution, and hereby authorize(s) them to represent and vote, as designated on the reverse side of this ballot, all of the shares of common stock of Altisource Portfolio Solutions S.A. (the "Company") that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders (the "Annual Meeting") to be held at the offices of the Company located at 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg on Tuesday, May 13, 2025, at 9:00 a.m. Central European Time and atany adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "For" the election of each of the nominees to the Board of Directors and "For" each of the other proposals listed herein. This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting. In addition, the Proxies will vote in their discretion upon such other business that may properly come before the Annual General Meeting and any adjournment or postponement thereof.The undersigned shareholder(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders of Altisource Portfolio Solutions S.A. to be held onMay 13, 2025, or any adjournment or postponement thereof, and a Proxy Statement for the Annual Meeting prior to the signing of this proxy.Continued and to be dated and signed on the reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV68039-P29923For Against Abstain! ! !! ! !! ! !! ! !ALTISOURCE PORTFOLIO SOLUTIONS S.A.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access proxy materials electronically in future years.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.ALTISOURCE PORTFOLIO SOLUTIONS S.A.1. Proposal to approve an amendment to Article 5 of the Company's Amended and Restated Articles of Incorporation (the “Articles”) to consolidate eighty-eight million nine hundredfifty-one thousand nine hundred twenty-five (88,951,925) shares of the Company’s common stock without designation of nominal value into eleven million one hundred eighteenthousand nine hundred ninety (11,118,990) shares of the Company’s common stock without designation of nominal value, on the basis of a ratio of one (1) post-consolidationshare of the Company’s common stock for every eight (8) outstanding pre-consolidation shares of the Company’s common stock (the “Share Consolidation”), and to authorizethe Board of Directors of the Company to proceed with all formalities to effect the Share Consolidation2. Proposal to approve an amendment to Article 5 of the Articles to decrease the share capital of the Company by an amount of seven hundred seventy-eight thousand threehundred twenty-nine dollars and thirty-five cents (USD 778,329.35) without cancellation of the outstanding Company’s common stock post-Consolidation, by decreasing the parvalue of the existing shares of the Company’s common stock, in order to bring the share capital of the Company from its current amount of eight hundred eighty-nine thousandfive hundred nineteen dollars and twenty-five cents (USD 889,519.25) to an amount of one hundred eleven thousand one hundred eighty-nine dollars and ninety cents (USD111,189.90) represented by eleven million one hundred eighteen thousand nine hundred ninety (11,118,990) shares of the Company’s common stock without designation ofnominal value, and by allocating such amount deriving from the share capital decrease to the share premium account of the CompanyNote: Proxies will vote in their discretion upon such other business that may properly come before the Extraordinary Meeting and at any second extraordinary meeting in lieu of anadjourned meeting as discussed on the reverse side of this ballot.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.The Board of Directors recommends that you vote FOR the following proposals:Please indicate if you plan to attend this meeting.3. Proposal to approve amendments to Articles 20 and 23 of the Articles to establish a minimum quorum requirement of at least thirty-three and one-third percent (33 1/3%) ofthe issued and outstanding shares entitled to vote for all general meetings of shareholders and any extraordinary meeting at which no quorum is required, in each case, perNasdaq Stock Market Rule 5620(c)4. Proposal to approve minor administrative updates to the Articles to streamline internal governance processes (the “Amendments to the Articles of Incorporation Proposal”)Yes No! !SCAN TOVIEW MATERIALS & VOTE

V68040-P29923Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.ALTISOURCE PORTFOLIO SOLUTIONS S.A.33, BOULEVARD PRINCE HENRI, L-1724 Luxembourg City, Grand Duchy of LuxembourgREVOCABLE PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALTISOURCE PORTFOLIO SOLUTIONS S.A. FOR USE ONLY AT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2025, AND AT ANY SECOND EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ADJOURNED MEETING AS DISCUSSED BELOW.The undersigned shareholder(s) hereby appoint(s), as proxy, William B. Shepro and Matias Canibe, or either of them (the "Proxies"), with full powers of substitution, and hereby authorize(s) them to represent and vote, as designated on the reverse side of this ballot, all of the shares of common stock of Altisource Portfolio Solutions S.A. (the "Company") that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders (the "Extraordinary Meeting") to be held at the offices of the Company located at 33, Boulevard Prince Henri, L-1724 Luxembourg City, Grand Duchy of Luxembourg on Tuesday, May 13, 2025, at 9:30 a.m. Central European Time and at any second extraordinary meeting in lieu of an adjourned meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "For" each of the proposals listed herein; and in the discretion of the Proxies on any other business that may properly come before the Extraordinary Meeting and at any second extraordinary meeting in lieu of an adjourned meeting. This proxy may be revoked at any time prior to the time it is voted.In case the quorum of at least 50% of the issued and outstanding shares of common stock able to be voted is not met at the Extraordinary Meeting, in accordance with Luxembourg law, the Company will hold a second extraordinary meeting with a prior notice of at least 15 days before the second extraordinary meeting in lieu of an adjourned meeting. At the second extraordinary meeting the quorum of at least 33 1/3% of the Company's issued and outstanding shares of common stock able to be voted shall apply.The undersigned shareholder(s) hereby acknowledge(s) receipt of the Notice of Extraordinary General Meeting of Shareholders of Altisource Portfolio Solutions S.A. to be heldon May 13, 2025, or any second extraordinary meeting in lieu of an adjourned meeting as discussed above, and a Proxy Statement for the Extraordinary Meeting prior to the signing of this proxy.Continued and to be dated and signed on the reverse side